UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MOLSON COORS BREWING COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MOLSON COORS BREWING COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

on

June 2, 2010

The Annual Meeting of Stockholders of MOLSON COORS BREWING COMPANY will be held at 11:00 a.m. (local time) on June 2, 2010 at the Ritz-Carlton Hotel located at 1881 Curtis Street, Denver, Colorado 80202, for the following purposes:

(1)                                  To elect 13 directors;

(2)                                  To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 25, 2010;

(3)                                  To approve the amendment and restatement of the Molson Coors Brewing Company Incentive Compensation Plan; and

(4)                                  To transact such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof.

In accordance with the bylaws and action of the Board of Directors, stockholders of record at the close of business on April 5, 2010, will be entitled to notice of, and to vote at, the meeting and any and all adjournments or postponements thereof.

We will begin mailing a Notice of Internet Availability of Proxy Materials for our annual meeting of stockholders, containing instructions on how to access our proxy materials and vote online, on or about April 20, 2010. The Company’s proxy statement and related exhibits accompanying this notice of annual meeting of stockholders and the Company’s annual report on Form 10-K for the fiscal year ended December 26, 2009 can be accessed by following the instructions in the Notice of Internet Availability of Proxy Materials.

We hope you will be able to attend the annual meeting. Whether or not you plan to attend, your vote is important to us, and we urge you to review our proxy materials and promptly cast your vote using the instructions provided in the Notice of Internet Availability of Proxy Materials.

Alternatively, if you requested or received a copy of the proxy materials by mail, you may vote by telephone, over the Internet, or mark, sign, date and return the proxy/voting instruction card in the envelope provided. For more information about how to vote your shares, please see the discussion beginning on page 2 of our proxy statement under the heading “Information about the Annual Meeting.”

Thank you for your interest in our Company. We look forward to seeing you at the 2010 annual meeting of stockholders.

By order of the Board of Directors,

/s/ Samuel D. Walker
Samuel D. Walker
Chief Legal Officer and Corporate Secretary

April 20, 2010

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of MOLSON COORS BREWING COMPANY, a Delaware corporation (Molson Coors or the Company), for use at the Annual Meeting of Stockholders, which will be held at 11:00 a.m. (local time), Wednesday, June 2, 2010, at the Ritz-Carlton Hotel located at 1881 Curtis Street, Denver, Colorado 80202, and at any and all adjournments or postponements of that meeting. Molson Coors has dual executive offices located at 1225 17th Street, Suite 3200, Denver, Colorado, USA 80202 and 1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5.

IMPORTANT NOTICE

 REGARDING THE AVAILABILITY OF PROXY MATERIALS

AND VOTING INSTRUCTIONS FOR OUR

2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 2, 2010

Our notice of annual meeting, proxy statement and related exhibits, annual report on Form 10-K, electronic proxy card and other annual meeting materials are available on the Internet at www.proxyvote.com together with any amendments to any of these materials. We will begin mailing our Notice of Internet Availability of Proxy Materials (the Notice) to stockholders on or about April 20, 2010. At that time, we will also begin mailing paper copies of our proxy materials to stockholders who request them. Please see page 3 of this proxy statement for more information on how these materials will be distributed. Our proxy materials can also be viewed on our Company website at www.molsoncoors.com under “Investor Relations—Financial Reporting—Annual Report.”

i

MOLSON COORS BREWING COMPANY INDEPENDENCE STANDARDS	APPENDIX A

MOLSON COORS BREWING COMPANY INCENTIVE COMPENSATION PLAN	APPENDIX B

ii

BACKGROUND

Voting Securities

The outstanding classes of Molson Coors capital stock include its Class A common stock and Class B common stock. In addition, Molson Coors has one share of special Class A voting stock and one share of special Class B voting stock outstanding, through which the holders of Class A exchangeable shares and Class B exchangeable shares issued by Molson Coors Canada Inc. (Exchangeco or MCC), a Canadian corporation and subsidiary of Molson Coors, may exercise their voting rights with respect to Molson Coors. The exchangeable shares were issued in connection with the February 2005 merger of Molson Inc. (Molson) and Adolph Coors Company (Coors), pursuant to which Coors changed its name to Molson Coors Brewing Company (the Merger). These shares were issued to certain holders of Molson shares in lieu of receiving shares of Molson Coors Class A and/or Class B common stock. The special voting stock provides a mechanism for holders of exchangeable shares, which are intended to be substantially the economic equivalent of the Molson Coors common stock, to vote with the corresponding class of Molson Coors common stock. The special Class A and Class B voting stock are entitled to one vote for each Exchangeco Class A and Class B exchangeable share, respectively, excluding shares held by Molson Coors, and generally vote together with the Class A common stock and Class B common stock, respectively, on all matters on which the Class A common stock and Class B common stock are entitled to vote. This structure provides voting rights to a holder of the exchangeable shares through a voting trust arrangement. The trustee holder of the special Class A voting stock and the special Class B voting stock has the right to cast a number of votes equal to the number of then-outstanding Class A exchangeable shares and Class B exchangeable shares, respectively, but will only cast a number of votes equal to the number of Class A exchangeable shares and Class B exchangeable shares as to which it has received voting instructions from the owners of record of those Class A exchangeable shares and Class B exchangeable shares, respectively (other than Molson Coors), on the relevant record date.

Except in the limited circumstances provided in the certificate of incorporation, including the right of the holders of the Class B common stock and special Class B voting stock, voting together as a single class, to elect three directors to the Board, the right to vote for all purposes is vested exclusively in the holders of the Class A common stock and special Class A voting stock, voting together as a single class. The holders of Class A common stock and Exchangeco Class A exchangeable shares are entitled to one vote for each share held, without the right to cumulate votes for the election of directors. The Adolph Coors Jr. Trust dated September 12, 1969 (the Coors Trust), which held approximately 43.8% of the voting power of the Molson Coors Class A common stock and Exchangeco Class A exchangeable shares as of April 5, 2010, and Pentland Securities (1981) Inc. and its subsidiary 4280661 Canada Inc. (collectively Pentland), which held approximately 43.8% of the voting power of Molson Coors Class A common stock and Exchangeco Class A exchangeable shares  as of April 5, 2010, are parties to voting trust agreements combining their voting power over the Molson Coors Class A common stock and Exchangeco Class A exchangeable shares they own. Pursuant to the voting trust agreements, the Coors Trust has deposited into trust all of its shares of Molson Coors Class A common stock, and Pentland has deposited into trust all of its Exchangeco Class A exchangeable shares. These shares, together with any other shares deposited into the trust, will be voted as a block by the trustees in the manner described in the voting trust agreements.

At the close of business on April 5, 2010, the record date for the annual meeting, there were outstanding 2,702,690 shares of Class A common stock and 160,493,473 shares of Class B common stock, 1 share of special Class A voting stock (representing 3,056,874 Exchangeco Class A exchangeable shares) and 1 share of special Class B voting stock (representing 19,366,553 Exchangeco Class B exchangeable shares). Only stockholders of record at the close of business on April 5, 2010, are entitled to vote at the annual meeting.

INFORMATION FOR HOLDERS OF EXCHANGECO STOCK

Through a voting trust arrangement, holders of Exchangeco Class A and Class B exchangeable shares are entitled to vote at meetings of holders of the corresponding classes of Molson Coors common stock. The exchangeable shares (and ancillary rights thereto) provide holders thereof with dividend and other rights which are substantially the economic equivalent of those shares of the corresponding classes of Molson Coors common stock.

The exchangeable shares are non-voting (except as required by the provisions attaching to the exchangeable shares or by applicable law) with respect to Exchangeco. Therefore, this proxy statement and the proxy solicitation materials relate solely to Molson Coors. There will not be a separate Exchangeco annual meeting of the holders of exchangeable shares. You will not receive a notice of an annual meeting of the stockholders of Exchangeco, nor will you receive an information circular or proxy for an annual meeting of the stockholders of Exchangeco.

Because the value of the exchangeable shares, determined through dividend and dissolution entitlements and capital appreciation, is determined by reference to the consolidated financial performance and condition of Molson Coors rather than Exchangeco, information respecting Exchangeco (otherwise than as included in our public disclosure and consolidated financial statements) is not relevant to holders of exchangeable shares.

Holders of exchangeable shares effectively have a participating interest in Molson Coors and not a participating interest in Exchangeco and it is therefore the information relating to Molson Coors that is directly relevant to the holders of exchangeable shares voting in connection with the matters to be transacted at the annual meeting.

If you hold Exchangeco Class A and/or Class B exchangeable shares, please see the section entitled “Information about the Annual Meeting—Voting Instructions for Class A and Class B Exchangeable Shares” below for details on how to vote.

INFORMATION ABOUT THE ANNUAL MEETING

Distribution of Proxy Solicitation and Other Required Annual Meeting Materials

The U.S. Securities and Exchange Commission, or SEC, has adopted rules that allow us to mail a notice to our stockholders advising that our proxy statement, annual report to stockholders, electronic proxy card and related materials are available for viewing, free of charge, on the Internet. Stockholders may then access these materials and vote over the Internet or request delivery of a full set of materials by mail or email. These rules give us the opportunity to serve you more efficiently by making the proxy materials available quickly online, reducing costs associated with printing and postage and reducing the environmental impact of providing information for our meeting.

We will begin mailing the required notice, called a Notice of Internet Availability of Proxy Materials, to stockholders on or about April 20, 2010. The proxy materials will be posted on the Internet, at www.proxyvote.com, no later than the day we begin mailing the Notice. If you receive the Notice, you will not receive a paper or email copy of the proxy materials unless you request one in the manner set forth in the Notice.

The Notice of Internet Availability of Proxy Materials contains important information, including:

•                  The date, time and location of the annual meeting;

•                  A brief description of the matters to be voted on at the meeting;

•                  A list of the proxy materials available for viewing on www.proxyvote.com and the control number you will use to access the site; and

•                  Instructions on how to access and review the proxy materials online, how to vote your shares over the Internet, and how to get a paper or email copy of the proxy materials, if that is your preference.

Quorum

The holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on each matter, as of the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting may be postponed or adjourned to allow additional time for obtaining the required quorum. At any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting, except for any proxies that have been effectively revoked or withdrawn. Shares held by Molson Coors in treasury do not count toward a quorum.

Required Vote

The vote required for approval of any matter which may be the subject of a vote of the stockholders is provided for in our certificate of incorporation and bylaws. At the annual meeting,

•                  Directors will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote for the relevant directors;

•                  the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm will be approved if the votes cast by holders of the Class A common voting stock and Class A exchangeable shares favoring ratification exceed the votes cast opposing ratification.; and

•                  the amendment and restatement of the Company’s Incentive Compensation Plan will be approved if the votes cast by holders of the Class A common voting stock and Class A exchangeable shares favoring approval exceed the votes cast opposing approval.

Effect of Abstentions, Votes Withheld and Broker Non-votes

Broker non-votes (described below) and abstentions will be counted as present for purposes of determining whether a quorum is present at the annual meeting.

The directors to be elected at the annual meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote for the relevant directors. This means that the nominees with the most votes by those eligible to vote for such directors will be elected. Votes may be cast for or withheld from each nominee, but a withheld vote or a broker non-vote will not affect the outcome of the election.

With respect to the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, shares present but not voted because of abstention will have the effect of a “no” vote on the proposal to ratify PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.  Under the NYSE Rules, the ratification of auditor selection is considered a routine matter as to which brokers have discretionary voting authority in absence of instruction of the beneficial owner.  As a result, we do not expect broker-non votes to occur with respect to (or have an effect on) this proposal.

With respect to the amendment and restatement of the Company’s Incentive Compensation Plan, abstentions will have the same effect as a vote against the proposal to approve the amendment and restatement of the Incentive Compensation Plan.  Under the NYSE Rules, approval of the amendment and restatement of the Company’s Incentive Compensation Plan is not considered routine and brokers are not authorized to exercise discretionary voting in the absence of instruction from the beneficial owner.  As a result, any broker non-votes will not be considered “entitled to vote” for the purposes of Delaware law and will not affect the outcome for this purpose.  However, for NYSE listing purposes, the NYSE Rules require that (i) the amendment and restatement of the Company’s Incentive Compensation Plan be approved by a majority of votes cast on the proposal and (ii) the total vote cast on the proposal represents more than 50% shares entitled to vote on the proposal.  Broker non-votes could result in 50% or fewer of the shares entitled to vote on the proposal being voted with respect to this proposal.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients (who are the beneficial owners of the shares), a broker who has not received voting instructions from his client, has discretion to vote the shares on “routine” matters but not on “non-routine” matters. A “broker non-vote” occurs when a broker does not have discretionary voting authority and has not received instructions from the beneficial owners of the shares.

Voting by Proxy for Class A and Class B Common Stock

You may vote your shares prior to the meeting by following the instructions provided on the Notice of Internet Availability of Proxy Materials, this proxy statement and the voter website, www.proxyvote.com. If you requested a paper copy of the proxy materials, voting instructions are also contained on the proxy card enclosed with those materials.

•                  If you are a registered stockholder, there are three ways to vote your shares before the meeting:

By Internet (www.proxyvote.com): Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on June 1, 2010. Have your Notice of Internet Availability of Proxy Materials with you when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

By telephone (1-800-690-6903): Use any touch-tone telephone to submit your vote until 11:59 p.m. EDT on June 1, 2010. Have your Notice of Internet Availability of Proxy Materials in hand when you call and then follow the instructions you receive from the telephone voting site.

By mail: If you requested a paper copy of the proxy materials, mark, sign and date the proxy card enclosed with those materials and return it in the postage-paid envelope we have provided. To be valid, proxy cards must be received before the start of the annual meeting. Proxy cards should be returned to Molson Coors Brewing Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

•                  If your shares are held in street name, your broker, bank or other holder of record may provide you with a Notice. Follow the instructions on the Notice of Internet Availability of Proxy Materials to access our proxy materials and vote online or to request a paper or email copy of our proxy materials. If you received these materials in paper form, the materials include a voting instruction card so you can instruct your broker, bank or other holder of record how to vote your shares. Unless you provide voting instructions, your shares will not be voted with respect to any matter other than ratifying the appointment of our independent auditors. In order to ensure that your shares are counted in the election of directors, the amendment and restatement of the Company’s Incentive Compensation Plan and the other important matters being voted on at the annual meeting, we encourage you to follow the instructions provided to you to vote your shares.

Voting of Proxies

All properly executed proxies that Molson Coors receives by 11:59 p.m. EDT on June 1, 2010 for holders of Class A or Class B common stock, or by 5:00 p.m. EDT on May 26, 2010 for holders of Exchangeco Class A or Exchangeco Class B exchangeable shares, and that are not revoked, will be voted in accordance with the instructions indicated on your proxy. If you submit a validly executed proxy without providing direction, the proxy will be voted as follows:

•                  “For” the election of each of the ten director nominees to be elected by holders of shares of Class A common stock or Exchangeco Class A exchangeable shares;

•                  “For” the election of each of the three director nominees to be elected by holders of shares of Class B common stock or Exchangeco Class B exchangeable shares.

•                  “For” ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2010;

•                  “For” amendment and restatement of the Molson Coors Brewing Company Incentive Compensation Plan, to be approved by holders of shares of Class A common stock or Exchangeco Class A exchangeable shares.

Failing to vote your shares prior to the meeting or vote at the annual meeting will reduce the number of votes cast at the annual meeting and may contribute to a lack of a quorum. Consequently, we urge you to return your proxy with your vote marked, or to vote using one of the other available methods.

Molson Coors does not expect that any matter or proposal other than the proposals described in this document will be brought before the annual meeting or any adjournment. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters on which the grantor of the proxy is entitled to vote.

Revocation of Proxies

You can change your vote at any time before your proxy is voted at the annual meeting. If you are a registered holder, you can do this in one of four ways.

•                  First, before the annual meeting, you can deliver a signed notice of revocation of proxy to the Secretary of Molson Coors at the address specified below.

•                  Second, you can complete and submit a later-dated proxy.

•                  Third, you can vote again by Internet or telephone.

•                  Fourth, you can attend the annual meeting and vote in person. Your attendance at the annual meeting alone will not revoke your proxy; rather, you must also vote at the annual meeting in order to revoke your previously submitted proxy.

If you want to change your proxy directions by mail, you should send any notice of revocation or your completed new proxy card, as the case may be, to Molson Coors Brewing Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, Telephone: 800-690-6903.

If your shares are held in street name, you can revoke a proxy previously submitted by the nominee in whose name your shares are held by either:

•      Following the directions received from your broker to change those instructions; or

•                  Voting in person at the meeting, in which case you must obtain a “legal proxy” by following the instructions at www.proxyvote.com, or by requesting a paper copy of the materials from the nominee.

Voting Instructions for Class A and Class B Exchangeable Shares

As discussed above, holders of Exchangeco Class A and Class B exchangeable shares (other than Molson Coors) are entitled to vote at meetings of holders of the corresponding classes of Molson Coors common stock through a voting trust arrangement. If you hold Class A and/or Class B exchangeable shares as of the record date, you may provide voting instructions to CIBC Mellon Trust Company, as trustee, in much the same way as registered holders of Class A and Class B Common Stock vote their shares, although your voting instructions must be received no later than 5:00 p.m. EDT on May 26, 2010. You may provide voting instructions in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials, this proxy statement and the voter website, www.proxyvote.com. If you requested a paper copy of the proxy materials, you may provide voting instructions to the trustee in accordance with the instructions contained on the proxy card enclosed with those materials. The trustee will vote your Class A and/or Class B exchangeable shares held by a broker, bank, or other nominee in accordance with your duly executed instructions received no later than 5:00 p.m. EDT on May 26, 2010. If you do not send instructions and do not otherwise attend the meeting to vote in person as discussed below, the trustee will not be able to vote your Class A and/or Class B exchangeable shares. You may revoke previously given voting instructions by delivering subsequent voting instructions by mail, Internet or telephone no later than 5:00 p.m. EDT on May 26, 2010. For additional information, please refer to the Notice of Internet Availability of Proxy Materials, this proxy statement and the voter website, www.proxyvote.com, or refer to the proxy card accompanying the proxy materials if you received a paper copy of the proxy materials.

Voting in Person

You may come to the annual meeting and cast your vote there; however, whether or not you plan to attend, we urge you to cast your vote as soon as possible as described in the Notice of Internet Availability of Proxy Materials, or, if you requested a paper copy of the proxy materials, by completing and returning the proxy card accompanying the proxy materials.

If you are a holder of record of Class A and/or Class B common stock and plan to attend the annual meeting, please indicate this when you cast your vote or submit your proxy card. To vote your shares in person at the annual meeting, when you arrive at the annual meeting, you will be asked to present photo identification, such as a driver’s license, to verify your record ownership of shares.

If you are a beneficial owner of Class A and/or Class B common stock or Class A and/or Class B exchangeable shares held by a broker, bank, or other nominee, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your Class A and/or Class B common stock or Class A and/or Class B exchangeable shares held in street name in person, you must obtain a written “legal proxy” in your name from the broker, bank or other nominee that holds your shares.

A representative of CIBC Mellon Trust Company, as trustee for the shares of Exchangeco, will be present at the annual meeting to verify ownership of, and receive votes from, holders of Class A and/or Class B exchangeable shares that personally attend the annual meeting and who have not otherwise voted as described herein.

Voting Instructions for Shares Held in MillerCoors Retirement Plans

We have been advised by MillerCoors that according to its trust agreement concerning the MillerCoors LLC Savings and Investment Plan (the Plan), certain of its employees hold Molson Coors shares in their retirement plans and are entitled to receive proxy materials and vote at the Company’s annual meeting of stockholders.  If you participate in the Plan, you may vote the number of shares of common stock equivalent to the interest in Molson Coors common stock credited to your account as of the record date.  You may provide voting instructions to Fidelity Management Trust Company, as trustee, through its agent, Broadridge, by completing and returning the proxy card accompanying your proxy materials.  The trustee will vote your shares in accordance with your duly executed instructions received no later than 5:00 p.m. EDT on May 27, 2010.  If you do not send instructions to Broadridge, the trustee will not be able to vote the share equivalents credited to your account.  You may also revoke previously given voting instructions prior to 5:00 p.m. EDT on May 27, 2010, by submitting to Broadridge, a properly completed and signed proxy card bearing a later date.

Solicitation of Proxies

Solicitation of proxies will primarily be made by use of the mail or over the Internet, but may also be made by telephone, telefax or personal contact.  The cost of preparing, assembling and distributing this proxy solicitation material and Notice of Annual Meeting of Stockholders will be paid by Molson Coors. Solicitation by mail, telephone, telefax, electronic transmission over the Internet or personal contact may be done by directors, officers and other employees of Molson Coors, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Molson Coors stock as of the record date will be requested to forward proxy solicitation material to the beneficial owners of such shares and will be reimbursed by Molson Coors for their reasonable expenses.

In addition, Molson Coors has retained Georgeson Inc., 199 Water Street, 26th Floor, New York, NY 10038, to assist in the solicitation of proxies by mail, telephone, telefax, e-mail and personal solicitation. For these services, Molson Coors will pay Georgeson a fee of $7,500, plus custodial charges and reimbursement for actual expenses and any broker or bank charges paid by Georgeson on behalf of the Company.

Householding

The SEC allows us to deliver a single Notice of Internet Availability of Proxy Materials and set of proxy materials to an address shared by two or more of our stockholders.  This delivery method, referred to as “householding,” can result in significant cost savings for us.  As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker, bank or other nominee may receive only one copy of the Notice of Internet Availability of Proxy Materials, or upon request, the proxy materials, as the case may be, unless the broker, bank or other nominee has received contrary instructions from one or more of the stockholders at that address. Certain brokers, banks and other nominees have procedures in place to discontinue duplicate mailings to stockholders sharing an address. Beneficial owners that desire to eliminate duplicate mailings should contact their broker, bank or other nominee for more information, and stockholders of record should submit their request by contacting Broadridge, Householding Department, 51Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered.  A stockholder preferring to receive his/her own set of the Notice of Internet Availability of Proxy Materials and/or proxy materials now or in the future, should contact Broadridge, Householding Department, 51Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061. However, please note that any stockholder who wishes to receive a paper or email copy of the proxy materials for purposes of voting at this year’s annual meeting should follow the instructions included in the Notice of Internet Availability that was sent to the stockholder.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Thirteen directors are to be elected at the annual meeting, each to serve until the next annual meeting and until his or her successor shall have been elected and qualified.  The thirteen nominees consist of:

•                  ten directors will be elected by the holders of Molson Coors Class A common stock and the special Class A voting stock (the votes of which are directed by holders of Class A exchangeable shares of Exchangeco), voting together as a single class; and

•                  three directors will be elected by the holders of the Molson Coors Class B common stock and the special Class B voting stock (the votes of which are directed by holders of Class B exchangeable shares of Exchangeco), voting together as a single class.

The following table sets forth certain biographical information regarding each director and director nominee, including a summary description of each individual’s particular knowledge, qualifications or areas of expertise considered for nomination to the Company’s board of directors.  For more information on the nomination of our Class A directors and Class B directors, please refer to “Board of Directors and Corporate Governance – Nomination of Directors” below.

Each of the directors and director nominee has consented to serve if elected.  If any of them becomes unavailable to serve as a director, a substitute nominee may be designated in accordance with the certificate of incorporation and bylaws. In that case, the persons named as proxies will vote for the substitute nominees designated in accordance with the certificate of incorporation and bylaws.

CLASS A DIRECTORS

Class A Directors	Age	Business Experience, Qualifications, Areas of Expertise and Other Public Company Directorships Held

Francesco Bellini	62

Director of Molson Coors since February 2005. Dr. Bellini previously served as a director of Molson since 1997, where he served on the Audit and Finance Committee, the Environment, Health and Safety Committee, and the Human Resources and Pension Fund Committee. He has extensive entrepreneurial and leadership experience, and has served on the boards of numerous public and privately-held companies. Dr. Bellini has been Chairman, President and Chief Executive Officer of BELLUS Health Inc. (formerly Neurochem Inc.), a leading Canadian biopharmaceutical company, since 2002. Dr. Bellini retired in December 2009 as President and CEO but remains Chairman of the company. He is also Chairman of Picchio International, Inc., Prognomix Inc. and Klox Technologies Inc., all companies involved in healthcare, and a Board member of the Government of Canada’s Science, Technology & Innovation Council. A pioneer in the Canadian biopharmaceutical industry, he was co-founder of Biochem Pharma, as well as Chairman and Chief Executive Officer from 1986 to 2001. A graduate of the University of New Brunswick with a Ph.D. in 1977, he has authored or co-authored more than thirty patents over his 20-year career as a research scientist. Dr. Bellini is an Officer of the Order of Canada.

Rosalind G. Brewer	47

Director of Molson Coors since February 2006. Ms. Brewer has been Executive Vice President and President of Wal-Mart South Operations since February 2010, and was previously Senior Vice President and Division President of Operations and Regional General Manager of Wal-Mart Stores, Inc. since 2006. Ms. Brewer has strong leadership and executive expertise in international consumer business operations. From 2004 to 2006, she served as President of Global Nonwovens division of Kimberly-Clark Corporation, where she also served on the internal Compensation Committee. Ms. Brewer had been with Kimberly-Clark since 1984, and held a variety of leadership positions across multiple businesses spanning technology and business aspects of the company. Ms. Brewer is immediate past president of Georgia’s non-profit Board of Directors Network, and serves on several other non-profit boards. She holds a B.S. in Chemistry from Spelman College, completed an advanced management program at The Wharton School of Business, and has been a trustee of Spelman College since 2006.

Peter H. Coors	63

Director since February 2005 and Chairman of the Board of Molson Coors since December 2008. Since July 2008, Mr. Coors has also served as Chairman of the Board of MillerCoors LLC, in which the Company owns a 42% interest. He serves as trustee of Adolph Coors Company, LLC, Trustee of the Adolph Coors, Jr. Trust, and he chairs the trust committee for Adolph Coors, Jr. Trust. The Adolph Coors, Jr. Trust is a party to the Voting Agreement with Pentland Securities (1981) Inc. and 4280661 Canada Inc. (discussed further in the Beneficial Ownership Table). Mr. Coors previously served Molson Coors as Vice Chairman of the Board from 2005 to June 2008. He served Adolph Coors Company, predecessor company to Molson Coors, as Vice Chairman of the Board from 2002 to 2005, and Chief Executive Officer from 2000 to 2002. He has served Coors Brewing Company, a wholly owned subsidiary of the Company, as Executive Chairman of the Board of Directors since 2002, a director since 1973, and Chief Executive Officer from 1992 to 2000. Since joining Coors in 1971, he has served in a number of different executive and management positions for Coors, Coors Brewing Company, and Molson Coors. He was a director of U.S. Bancorp from 1996 until September 2008, and has been a director of Energy Corp. of America since 1996.

Christien Coors Ficeli	36

Director Nominee. Since July 2008, Ms. Coors Ficeli has been Region Chain Director at MillerCoors LLC, in which the Company owns a 42% interest. She previously held several other sales management roles across the U.S. with Coors Brewing Company, a wholly owned subsidiary of the Company, in distributor and chain facing roles. Before joining Coors Brewing Company, she worked at E&J Gallo and Xerox Corporation in sales and brand management roles. Ms. Coors Ficeli serves on the board as VP of Finance of Rocky Mountain Active 20/30, a fundraising organization focused on children in the Denver area.

Class A Directors	Age	Business Experience, Qualifications, Areas of Expertise and Other Public Company Directorships Held

She also serves on the Board of Trustees for the Adolph Coors Company LLC, trustee for the Adolph Coors, Jr. Trust. She earned her undergraduate degree in marketing and management from Santa Clara University, and her MBA from the University of Denver.

Franklin W. Hobbs	62

Director of Molson Coors since February 2005. Mr. Hobbs previously served as a director of Adolph Coors Company, predecessor company to Molson Coors, since 2001. Mr. Hobbs also served as a director of Coors Brewing Company, a wholly owned subsidiary of the Company, from 2001 to 2005. In addition to his extensive knowledge of the Company, Mr. Hobbs has held numerous senior executive and board positions with other major international companies. He served in roles of increasing responsibility at Dillon, Read & Co., an investment bank, from 1972 to 1992, as Chief Executive Officer from 1992 to 1997, and ultimately served as Chairman of UBSWarburg following a series of mergers between Dillon Read and SBC Warburg, and later with Union Bank of Switzerland. He served as Chief Executive for the investment bank, Houlihan Lokey Howard & Zukin, from 2002 to January 2003. Mr. Hobbs has served as an advisor to One Equity Partners, a private equity investment firm, since 2004. He currently serves on the Board of Directors of Lord, Abbett & Co., where he is on the Audit Committee. He is Chairman of the Board of General Motors Acceptance Corp., and serves on the Board of Trustees and is Treasurer of The Frick Collection. Formerly, he served on the Board of Overseers of Harvard University, also serving on the Audit Committee, and was President of the Board of Trustees of Milton Academy, where he also served on the Audit Committee. Mr. Hobbs is a graduate of Harvard College and Harvard Business School.

Andrew T. Molson	42

Director of Molson Coors since February 2005 and Vice Chairman of the Board of Molson Coors since May 2009. Mr. Molson is a partner and Vice-Chairman of RES PUBLICA Consulting Group, a Montréal-based holding and management company of two leading professional services firms, NATIONAL Public Relations (where he has worked since 1997) and Cohn and Wolfe | Canada. He has been a Director of DundeeWealth, Inc., a Canadian owned, independent wealth management company since November 2009. He became a member of the Québec bar in 1994 and holds a law degree from Laval University, an A.B. from Princeton University and a Masters in corporate governance and ethics (Msc) from the University of London (Birkbeck College). In 2003, he was elected fellow and professional administrator of the Institute of Chartered Secretaries and Administrators. Mr. Molson serves on the boards of several organizations, including Concordia University, the Institute for Governance of Private and Public Organizations, the Ste-Justine Hospital Foundation, and the Molson Foundation, a family foundation dedicated to the betterment of Canadian society. Mr. Molson also serves as Honorary Lieutenant Colonel of the Royal Montréal Regiment.

Geoffrey E. Molson	39

Director of Molson Coors since May 2009. Since December 2009, Mr. Molson has served as Chairman and a General Partner of the CH Group Limited Partnership, owner of the Montréal Canadiens Hockey Club, Evenko and The Bell Center. Before assuming this position, Mr. Molson served as Vice-President of Marketing for Molson, a wholly owned subsidiary of the Company, from 2006. He previously served as Vice President of Sales and Marketing from 2004 to 2005, Vice President of Quality and Distributor Development from 2001 to 2004, and Key Account Sales Manager — Canada and Director of Trade Marketing from 1999 to 2001, for Molson USA, also a wholly-owned subsidiary of the Company. He was a senior consultant at CSC Consulting (formerly The Kalchas Group), a strategy consultancy firm, from 1996 to 1999. Prior to this he worked in media at The Coca-Cola Company. Mr. Molson holds an MBA from Boston Business School and a BA from St. Lawrence University. Mr. Molson serves on the board of directors of The Molson Foundation which supports philanthropic initiatives across Canada, as well as St. Mary’s Hospital Foundation. He currently represents MCBC as Ambassador, representing the Molson family in key strategic areas of the business.

Iain J.G. Napier	60	Director of Molson Coors since July 2008. Mr. Napier is currently Chairman of Imperial Tobacco Group plc (since February 2007), where he chairs the Nominations Committee, and

Class A Directors	Age	Business Experience, Qualifications, Areas of Expertise and Other Public Company Directorships Held

Chairman of McBride PLC (since July 2007), also where he chairs the Nominations Committee and is a member of the Remuneration Committee. He is a Non-Executive Director of John Menzies plc (since September 2007), where he chairs the Remuneration Committee and is a member of the Audit Committee, and of William Grant & Sons Holdings Limited (since May 2009), where he chairs the Audit Committee. Mr. Napier previously served as Chief Executive Officer of Taylor Woodrow PLC, an international housing and development company, from 2002 to 2006. Prior to this, he worked extensively in the beer and leisure industries. From 2000 to 2001, he was Vice President U.K. and Ireland for InBev S.A., following their acquisition of Bass Brewers Ltd. From 1989 to 2000 he held various leadership positions with Bass, including as a main board Director and Chief Executive Officer of Bass Brewers and Bass International Brewers from 1996 to 2000. Earlier in his career, Mr. Napier also held senior management positions at Ford Motor Company and Whitbread PLC. Mr. Napier is a Fellow of the Chartered Institute of Management Accountants.

H. Sanford Riley	59

Director of Molson Coors since February 2005. Mr. Riley previously served as a director of Molson since 1999. Through his many years of board service, Mr. Riley has a critical understanding of the Company and our business. He also demonstrates strong finance and corporate governance expertise, having served in executive leadership and board positions with several highly regulated global companies. He has been President and Chief Executive Officer of Richardson Financial Group, Ltd., a specialized financial services company, since 2003. Between 1992 and 2001, he served as President and Chief Executive Officer of Investors Group Inc., a personal financial services organization, retiring as Chairman in 2002. Mr. Riley has served as a director of The North West Company since 2002, becoming Chairman in 2008, and is also a director of GMP Capital, a publicly traded investment dealer. His community affiliations include serving as Chairman of the University of Winnipeg Foundation Board of Directors, past Chancellor of the University of Winnipeg and past Chairman of the Manitoba Business Council. He obtained a B.A. from Queen’s University and a J.D. from Osgoode Hall Law School. Mr. Riley is a Member of the Order of Canada.

Peter Swinburn	57

Director, Chief Executive Officer and President of Molson Coors since July 2008. Since July 2008, Mr. Swinburn has also served as a Director of MillerCoors LLC, in which the Company owns a 42% interest. Mr. Swinburn has also been President and Chief Executive Officer since October 2007, and a director since August 2008, of Coors Brewing Company, a wholly owned subsidiary of the Company. He served as President and Chief Executive Officer of Molson Coors Brewing Company (UK) Limited (MCBC UK), a division of Molson Coors Brewing Company, from 2005 to October 2007. Before that, he served as President and Chief Executive Officer, Coors Brewing Worldwide and Chief Operating Officer of MCBC UK following Coors’ acquisition of MCBC UK in 2002 until 2003. Prior to Coors acquiring MCBC UK, Mr. Swinburn was Sales Director for Bass Brewers (the predecessor entity to MCBC UK) from 1994 to 2002. Mr. Swinburn is required to be nominated to serve on the Board of Directors according to the Company’s certificate of incorporation, by virtue of his position as Chief Executive Officer of the Company.

CLASS B DIRECTORS

Class B Directors	Age	Business Experience, Qualifications, Areas of Expertise and Other Public Company Directorships Held

John E. Cleghorn	68

Director of Molson Coors since February 2005. Mr. Cleghorn previously served as a director of Molson since 2003. Mr. Cleghorn provides critical corporate governance and financial expertise due to his extensive executive and board service background. He has been Chairman of the Board of Canadian Pacific Railway since May 2006 and has been a Director since 2001. Mr. Cleghorn was Chairman of the Board of SNC-Lavalin Group Inc., an international engineering and construction company from 2002 until May 2007. He retired as Chairman of the Board and Chief Executive Officer of the Royal Bank of Canada in 2001, a position he had held since 1995. He held several senior positions at Royal Bank of Canada including President in 1986, Director in 1987, Chief Operating Officer in 1990, Chief Executive Officer in 1994 and Chairman and Chief Executive Officer in 1995. He graduated with a B.Comm. from McGill University in 1962, where he is Governor Emeritus. He is an Officer of the Order of Canada and is further distinguished as a Fellow of the Institute of Chartered Accountants in Ontario and Québec.

Charles M. Herington	50

Director of Molson Coors since February 2005. Mr. Herington previously served as a director of Adolph Coors Company, predecessor company to Molson Coors, since 2003. He also served as a director of Coors Brewing Company, a wholly owned subsidiary of Molson Coors, from 2003 through 2004, and has been a member of our Compensation Committee since the beginning of his tenure. Mr. Herington has almost 30 years of experience in marketing, brand management and operations including his senior executive operations experience in Latin America and Central and Eastern Europe, and extensive marketing experience in Canada. He has been Executive Vice President, Latin America and Central and Eastern Europe of Avon Products Inc., a large global CPG company, since June 2009, and was EVP, Latin America Avon Products from March 2008 to June 2009, and Senior Vice President, Latin America Avon Products from March 2006 to March 2008. From 1999 to February 2006, Mr. Herington was President and CEO of AOL Latin America, a NASDAQ publicly-traded company. (In June 2005, AOL Latin America filed a voluntary petition for Chapter 11 bankruptcy. In April 2006, the bankruptcy court approved the company’s recovery and liquidation plan.) From 1997 to 1999 he served as President, Revlon Latin America. From 1990 to 1997, he held a variety of executive positions with Pepsico Restaurants International. From 1981 to 1990 he held different marketing and executive positions at Procter & Gamble. Mr. Herington currently serves as a director of NII Holdings, and previously served on the Board of Directors of Advo Inc. from 2004 to 2007.

David P. O’Brien	68

Director of Molson Coors since February 2005. Mr. O’Brien previously served as a director of Molson since 2002. His areas of expertise include but are not limited to legal and financial services and international business, and he has an extensive executive and board service background with several major companies. He has been the Chairman of the Board of Directors of the Royal Bank of Canada since February 2004. He has also been Chairman of the Board of Directors of EnCana Corporation, an oil and gas company, since 2002. He was Chairman of the Board of Directors and Chief Executive Officer of PanCanadian Petroleum (which subsequently merged with Alberta Energy Company Ltd. to form EnCana Corporation), from 2001 through 2002 and, before that, Chairman of PanCanadian since 1991. He was Chairman of the Board of Directors, President and Chief Executive Officer of Canadian Pacific Limited, an energy, hotels and transportation company, from 1996 to 2001. He is also a director of TransCanada Pipelines Limited and Enerplus Resources Fund. Mr. O’Brien is Chancellor of Concordia University, a director of the C.D. Howe Institute, a research and educational institution, and a member of the Science, Technology and Innovation Council of Canada, and he is an Officer of the Order of Canada. Mr. O’Brien obtained a LLB from McGill University and a B.A. (Honours Economics) from Loyola College (Montréal).

Family Relationships.  The only family relationships among any of the directors or director nominees are between:  Peter H. Coors and Christien Coors Ficeli, who are father and daughter; and Andrew T. Molson and Geoffrey E. Molson, who are brothers, along with their father, Eric H. Molson, named Director and Chairman Emeritus as described below.

The Board of Directors unanimously recommends a vote FOR each of the persons listed above, and executed proxies that are returned will be so voted unless otherwise instructed.

Director and Chairman Emeritus.  Eric H. Molson, formerly Chairman of the Board of the Company, was named Director and Chairman Emeritus of the Company in May 2009.  Mr. Eric Molson provides consulting and advisory services to the Board of Directors as requested, and may be invited to attend meetings of the Board on a non-voting basis.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Corporate governance of Molson Coors is determined with reference to its certificate of incorporation and bylaws, the rules and regulations of the U.S. Securities and Exchange Commission, and the listing requirements of both the New York and Toronto Stock Exchanges. The Toronto Stock Exchange has agreed to defer to the NYSE most regulatory matters that would otherwise be applicable to Molson Coors, provided that Molson Coors remains in compliance with the requirements of the NYSE. Accordingly, unless specifically noted in this section, references to compliance with NYSE rules also presume compliance with the corresponding Toronto Stock Exchange governance rules.

Board Leadership Structure

The Company separates the roles of chairman of the board and chief executive officer.  According to the Company’s bylaws, the chairman of the board is appointed by the Class A-C nominating subcommittee, or the Class A-M nominating subcommittee, alternating on a biennial basis.  Mr. Peter H. Coors was appointed chairman of the board by the Class A-C nominating subcommittee immediately following the annual meeting of stockholders on May 13, 2009 and will serve in this position until the date of the annual meeting of stockholders in 2011.  Immediately following the annual meeting of stockholders in 2011, the Class A-M nominating subcommittee will appoint a chairman of the board to serve for two years.  The chief executive officer is appointed by the board of directors to serve until his or her resignation, death, retirement or removal.

Board Size

As set forth in our bylaws, the Board has the power to fix the number of directors by resolution. The Board has currently set the number of directors at 15 (twelve Class A directors, including two management directors as described below, and three Class B directors); however, for purposes of this annual meeting, only 13 directors are being nominated for election. There will be two Class A director vacancies which, as described in more detail below, the Board is currently in the process of identifying a candidate to fill one vacancy, but does not currently plan to fill the other vacancy.  At the annual meeting, votes may not be cast for a greater number of director nominees than the 13 nominees named in the proxy statement. Our certificate of incorporation and bylaws provide that the Board may change the size of the Board by vote of at least two-thirds of the authorized number of directors (including vacancies).

Nomination of Directors

Because more than 50% of the voting power of Molson Coors is controlled by the Coors and Molson families through the voting trust agreements described above, Molson Coors is a “controlled company” under the NYSE listing standards. The listing standards permit controlled companies to rely on exemptions from certain corporate governance-related requirements, including the requirement that the board have a nominating committee composed entirely of independent directors with a written charter addressing matters specified by the NYSE. Molson Coors has elected to rely on this exemption. Accordingly, nominees for election to the Board will be selected by the full Board, and by a Nominating Committee and nominating subcommittees established pursuant to the Molson Coors certificate of incorporation. The chart below illustrates how our directors are nominated and who is entitled to elect them:

Nominating Body		Director Nominees
Class A-C Nominating Subcommittee: Peter H. Coors Melissa Coors Osborn	•	5 director nominees to be elected by Class A common stock and special Class A voting stock (3 of whom shall be independent)

Class A-M Nominating Subcommittee: Andrew T. Molson Geoffrey E. Molson	•	5 director nominees to be elected by Class A common stock and special Class A voting stock (3 of whom shall be independent)

Nominating Committee: Peter H. Coors Melissa Coors Osborn Andrew T. Molson Geoffrey E. Molson John E. Cleghorn	•

2 director nominees to be elected by Class A common stock and special Class A voting stock (must include Chief Executive Officer (currently Peter Swinburn) and one member of management approved by at least two-thirds of authorized number of directors (currently vacant)

Molson Coors Brewing Company Board of Directors:	•	3 director nominees to be elected by Class B common stock and special Class B voting stock (all of whom shall be independent)

Class A-C and A-M Nominating Subcommittees (Non-Board Level)

The Class A-M nominating subcommittee nominates five candidates to stand for election by the holders of Class A common stock and special Class A voting stock. We refer to the directors elected according to this nomination process as Molson directors. The Class A-M nominating subcommittee must exercise this nominating power to ensure that at all times a majority of the Molson directors are independent as defined under our certificate of incorporation. The Class A-M nominating subcommittee is currently composed of Andrew T. Molson and Geoffrey E. Molson.

The Class A-C nominating subcommittee nominates five candidates to stand for election by the holders of Class A common stock and special Class A voting stock. We refer to the directors elected according to this nomination process as Coors directors. The Class A-C nominating subcommittee must exercise this nominating power to ensure that at all times a majority of the Coors directors are independent as defined under our certificate of incorporation. The Class A-C nominating subcommittee is currently composed of Peter H. Coors and Melissa Coors Osborn.

As a result of the resignation of one of the incumbent Coors directors during 2009, the Class A-C nominating subcommittee has nominated only four candidates to stand for election by holders of the Class A common stock and Class A special Class A voting stock. The Class A-C nominating subcommittee is currently in the process of identifying a candidate to fill this vacancy.

The Class A-M nominating subcommittee fills vacancies caused by the removal, resignation, retirement or death of a Molson director and fills newly-created seats designated to be filled by Molson directors, and the Class A-C nominating subcommittee fills vacancies caused by the removal, resignation, retirement or death of a Coors director and fills newly-created seats designated to be filled by Coors directors.

The Class A-M nominating subcommittee ceases to have the right to make nominations if Pentland, and other Molson family stockholders from time to time party to the voting trust agreements, cease to beneficially own, in the aggregate, a number of shares of Molson Coors common stock and exchangeable shares (as adjusted for any stock split, recapitalization, reclassification, reorganization or similar transaction) equal to at least 2% of the aggregate number of shares of Molson Coors common stock and exchangeable shares outstanding on the date of the completion of the merger transaction, of which at least 1,650,000 shares must be Class A common stock and/or Class A exchangeable shares. Similarly, the Class A-C nominating subcommittee ceases to have the right to make nominations if the Coors Trust or the specified members of the Coors family who select the Coors family representative no longer beneficially own, in the aggregate, a number of shares of Molson Coors common stock and exchangeable shares (as adjusted for any stock split, recapitalization, reclassification, reorganization or similar transaction) equal to at least 3% of the aggregate number of shares of Molson Coors common stock and exchangeable shares outstanding on the date of the completion of the merger transaction, of which at least 1,650,000 shares must be Class A common stock and/or Class A exchangeable shares. In either case, if the applicable nominating committee ceases to have the right to make nominations, then the committee will be disbanded and independent directors (as that term is defined in the Molson Coors certificate of incorporation) will replace the subcommittee’s members on the nominating committee.

Nominating Committee

A stand-alone nominating committee (the Nominating Committee): (1) nominates two candidates meeting the qualifications described below to stand for election by the holders of Class A common stock and special Class A voting stock; (2) assists the Board in evaluating candidates for nomination as recommended by the stockholders; and (3) takes up other business properly presented to it.

The members of the Class A-M and Class A-C nominating subcommittees serve on the Nominating Committee and select another member of the Board who is independent to also serve on the Nominating Committee, currently John E. Cleghorn.

The full Nominating Committee names two director nominees to stand for election by the holders of Class A common stock and special Class A voting stock, who must be the following people, subject to the fiduciary duties of the committee:

•      The Chief Executive Officer of Molson Coors, currently Peter Swinburn; and

•      A member of management approved by at least two-thirds of the authorized number of directors (including vacancies). The person who previously held this board seat resigned. The Board currently does not plan to fill this position.

Our bylaws provide that the directorship of the individual serving on the Board by virtue of his being the Company’s Chief Executive Officer shall terminate upon such individual’s ceasing to be the CEO. The Nominating Committee also has the power to fill vacancies in the two director positions referred to above (with director candidates meeting the qualifications mentioned above).

The Nominating Committee’s written charter is posted on our website at www.molsoncoors.com.

Nominations by the Board of Directors

According to the Company’s certificate of incorporation, the full Board nominates three independent candidates to stand for election by the holders of Class B common stock and special Class B voting stock, and has the power to fill corresponding vacancies. All such nominations require the approval of at least two-thirds of the authorized number of directors (including vacancies) on the Board.

Qualifications of Director Nominees

The Board assesses any director nominee taking into account several factors including, but not limited to, issues such as the individual’s: (i) personal qualities and characteristics, accomplishments and reputation in the business community; (ii) current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business; (iii) ability and willingness to commit adequate time to Board and committee matters; (iv) skills and personality and their fit with other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; (v) diversity of opinion, personal and professional background, experience; and (vi) fit with the perceived needs of the Company, the Board and its respective committees at the time. The Board ultimately recommends nominees that it believes will enhance the Board’s ability to manage and direct, in an effective manner, the affairs and business of Molson Coors.  Potential director nominees may come to the attention of the Board through management, current Board members, search firms or stockholders.  From time to time, the Board uses third party search firms to identify and/or evaluate potential nominees.

Candidates Recommended by Stockholders

The Board will consider and evaluate a Class B director candidate recommended by a stockholder in the same manner as candidates from other sources. Stockholders wishing to recommend a director candidate to serve on the Board as a Class B Director may do so by providing advance written notice to Molson Coors following the same procedures set forth under “Stockholder Proposals and Nominations”.  Any such recommendation must be accompanied by the information required in the notice of a stockholder’s nomination of a director candidate not included in the Company’s proxy statement as specified in Section 1.9.2 of our bylaws.

Director Independence

Although Molson Coors is not required to have a majority of independent directors because it is a “controlled company” under NYSE listing standards, the Molson Coors certificate of incorporation contains provisions intended to ensure that at all times a majority of the directors will be independent. The Molson Coors certificate of incorporation defines an independent director as any director who is independent of the management of Molson Coors, and is free from any interest and any business or other relationship (other than interests or relationships arising from ownership of shares of Molson Coors stock) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act with a view to the best interests of Molson Coors.

At its meeting held on February 11, 2010, the Board adopted Director Independence Standards that are consistent with the NYSE listing standards and the Company’s certificate of incorporation. These standards are attached as Appendix A. Based on these standards, the Board determined that each of the following directors is independent:

Francesco Bellini Rosalind G. Brewer John E. Cleghorn	Charles M. Herington Franklin W. Hobbs Iain J.G. Napier	David P. O’Brien H. Sanford Riley

See “Board of Directors and Corporate Governance — Nomination of Directors” for information regarding the Nominating Committee.

Executive Sessions of Non-employee and Independent Directors

The Board generally holds executive sessions of its non-employee directors at each regularly scheduled meeting. The chairmanship of these executive sessions rotates among the non-employee directors. In addition, the independent directors meet in executive session at each regularly scheduled Board meeting.  The chairmanship of these executive sessions rotates among the independent directors.

Communications between Stockholders and the Board

Interested parties, including stockholders, may communicate directly with the Chairman of the Board, Chairman of the Audit Committee, or the non-employee directors as a group by writing to those individuals or the group at the following address: Molson Coors Brewing Company, c/o Corporate Secretary, 1225 17th Street, Suite 3200, Denver, Colorado 80202. Correspondence received by the Secretary will be forwarded to the appropriate person or persons in accordance with the procedures adopted by a majority of the independent directors of the Board. When reporting a concern, please supply sufficient information so that the matter may be addressed properly. Although you are encouraged to identify yourself to assist Molson Coors in effectively addressing your concern, you may choose to remain anonymous, and Molson Coors will use reasonable efforts to protect your identity to the extent appropriate or permitted by law.

Corporate Governance Guidelines; Code of Business Conduct

The Board has adopted Board of Directors Charter and Corporate Governance Guidelines to promote the functioning of the Board and its committees, and to set forth a common set of expectations as to how the Board should function. The Corporate Governance Guidelines provide, among other things, guidance on the composition of the Board, the criteria to be used in selecting director nominees, retirement of directors, expectations by Molson Coors of its directors and evaluation of Board performance.

In addition, all of Molson Coors’ directors and employees, including its Chief Executive Officer, Chief Financial Officer, and other senior financial officers, are bound by Molson Coors’ Code of Business Conduct, which complies with the requirements of the New York Stock Exchange and the SEC to ensure that the business of Molson Coors is conducted in a legal and ethical manner. The Code of Business Conduct covers all areas of professional conduct, including employment policies, conflicts of interest, fair dealing, and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Molson Coors intends to disclose future amendments to, or waivers from, certain provisions of the Code of Business Conduct for executive officers and directors on its website within four business days following the date of such amendment or waiver.

Board of Directors’ Role in Risk Oversight

The Board of Directors is responsible for identifying the principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage these risks, and shares oversight and monitoring of the Company’s enterprise risk management program with the Audit Committee.  The Audit Committee reviews the risks, actions and progress annually and the full Board reviews the risk program at their annual strategy meeting.  The Audit Committee also oversees management of the Company’s major financial risks and its procedures for monitoring and controlling these risks.  The Audit Committee regularly submits a risk assessment to the full Board of Directors.

The Compensation Committee oversees risks relating to our compensation policies and practices, and regularly assesses our performance criteria and targets established under executive compensation programs to ensure they do not provide an incentive for executives to take excessive or unnecessary risks.  The Compensation Committee reports to the full Board when appropriate.

In addition to committee reports, the Board of Directors receives regular reports from the Company’s management on the Company’s most material risks and the degree of its exposure to those risks, as well as presentations on those risks at Board meetings quarterly.

Available Information

Molson Coors’ current Corporate Governance Guidelines, Code of Business Conduct, certificate of incorporation, bylaws and written charters for its Audit and Compensation Committees are posted on our website at www.molsoncoors.com. Stockholders may also request a free copy of these documents from: Molson Coors Brewing Company, c/o Shareholder Services, 1225 17th Street, Suite 3200, Denver, Colorado 80202.

Directors’ Attendance

During 2009, the Board of Molson Coors held five meetings in person, and one meeting telephonically. In 2009, all directors attended 75% or more of the aggregate of meetings of the Board and its committees held during their respective terms, except for Mr. O’Brien.  Each of the current directors serving as a director at the time, attended the 2009 annual meeting.  All directors are expected to attend our annual meeting of stockholders unless an emergency prevents them from doing so.

Board Committees

The Board currently has three separately-designated standing committees: the Audit Committee, the Compensation Committee and the Finance Committee. In addition to the three standing committees, the Board may from time to time establish additional committees.

The following table breaks down the current membership for each of our Board committees.  Other than Mr. Coors, each member is considered an independent director pursuant to the Company’s Director Independence Standards and the Company’s certificate of incorporation.  (See “Director Independence” above.)

Audit Committee	Compensation and Human Resources Committee	Finance Committee
John E. Cleghorn*	Rosalind G. Brewer	Francesco Bellini
Franklin W. Hobbs	Charles M. Herington	Peter H. Coors
Iain J.G. Napier	H. Sanford Riley*	Franklin W. Hobbs*
David P. O’Brien		David P. O’Brien
Iain J.G. Napier

*    Denotes Chairman of the committee.

Audit Committee

The Audit Committee has four members. It met four times in person and four times telephonically in 2009. The Audit Committee is composed solely of non-employee Directors, all of whom the Board has determined are independent pursuant to the New York Stock Exchange rules, the Company’s certificate of incorporation, its Director Independence Standards, and Rule 10A-3 under the Securities Exchange Act of 1934. The Board has determined that all the members of the Audit Committee are financially literate pursuant to the New York Stock Exchange rules. The Board also has determined that each of Messrs. Cleghorn and Hobbs are Audit Committee Financial Experts within the meaning stipulated by the U.S. Securities and Exchange Commission.

The Audit Committee’s responsibilities, discussed in more detail in the charter, include, among other duties, the responsibility to:

•      Assist the Board in review and oversight of the conduct and integrity of Molson Coors’ financial reporting to any governmental or regulatory body, the public or other users thereof;

•      Assist the Board in review and oversight of Molson Coors’ systems of internal control or financial reporting and disclosure controls and procedures;

•      Assist the Board in review and oversight of the qualifications, engagement, compensation, independence and performance of the Molson Coors’ independent registered public accounting firm, its conduct of the annual audit, and its engagement for any other lawful services;

•      Assist the Board in review and oversight of Molson Coors’ legal and regulatory compliance; and

•      Prepare the Audit Committee report required by the rules and regulations of the U.S. Securities and Exchange Commission to be included in Molson Coors’ annual proxy statement.

Compensation and Human Resources Committee

The Compensation and Human Resources Committee, referred to herein as the Compensation Committee, has three members and met four times in person and three times telephonically in 2009. The Compensation Committee is comprised solely of non-employee Directors, all of whom the Board has determined are independent pursuant to the New York Stock Exchange rules and the Company’s certificate of incorporation and Director Independence Standards.

The Compensation Committee’s responsibilities, discussed in more detail in the charter, include, among other duties, the responsibility to:

•      Review and approve compensation levels for the Company’s executive officers, although the entire Board must approve Chief Executive Officer compensation;

•      Review and approve management incentive compensation policies and programs;

•      Review and approve equity compensation programs for Molson Coors’ employees, and exercise discretion in the administration of such programs; and

•      Produce an annual report on executive compensation required by the rules and regulations of the U.S. Securities and Exchange Commission to be included in Molson Coors’ annual proxy statement.

The Committee is also authorized to select, retain and approve the fees of compensation consultants, outside counsel and other advisors. Molson Coors pays the necessary or appropriate expenses of the Committee.

The details of the processes and procedures used for determining compensation of the Company’s executive officers are set forth in the “Executive Compensation” section.

The Compensation Committee retained the firm of Towers Perrin as its compensation consultant to provide independent advice and assist in the development and evaluation of the Company’s executive and director compensation policies. The role of Towers Perrin, with respect to compensation decisions in 2009, is set forth in more detail in the “Executive Compensation” section.

The Compensation Committee Report on Executive Compensation is included in this proxy statement.

During fiscal 2009 and as of the date of this proxy statement, none of the members of the Compensation and Human Resources Committee was or is an officer or employee of the Company, and no executive officer of the Company served or serves on the compensation committee or board of any company that employed or employs any member of the Company’s Compensation and Human Resources Committee or Board of Directors.

Finance Committee

The Finance Committee has five members and met four times in person in 2009.  Each of the members of the Finance Committee, other than Mr. Coors, is a non-employee Director, whom the Board has determined is independent pursuant to the New York Stock Exchange rules and the Company’s certificate of incorporation and Director Independence Standards.

The Finance Committee’s responsibilities, discussed in more detail in the charter, include, among other duties, the responsibility to:

•      Oversee and review the Company’s financial and investment policies, strategies and guidelines;

•      Monitor the Company’s financial condition and its requirements for funds;

•      Monitor the Company’s debt portfolio, interest rate risk, expense management, credit facilities and liquidity;

•      Review and approve the amounts, timing, types and terms of the issuance of public and private debt securities by the Company;

•      Monitor relationships with credit rating agencies and the ratings given to the Company; and

•      Review periodically the Company’s hedging plans, transactions and results.

Nominating Committee

See “Board of Directors and Corporate Governance — Nomination of Directors” for information regarding the Nominating Committee.

PROPOSAL NO. 2 — RATIFY APPOINTMENT OF AUDITORS

The Board of Directors is asking stockholders to consider and act upon a proposal for the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP (PwC) as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2010. PwC was our independent registered public accounting firm for the fiscal year ended December 26, 2009.

Although current law, rules and regulations, as well as the Charter of the Audit Committee, require the Company’s independent registered public accounting firm to be engaged and supervised by the Audit Committee, the Board is submitting the selection of PwC for ratification by stockholders as a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection of the external auditor and may conclude that it is in the best interests of the Company to retain PwC for the current fiscal year. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of PwC are expected to be present at the annual meeting to respond to questions and may make a statement if they so desire.

Fees

Set forth below are the aggregate fees billed by PwC for professional services rendered to Molson Coors during fiscal years 2009 and 2008:

	Fiscal Year
	2009	2008
	(in thousands)
Audit Fees(1)	$3,494	$4,321
Audit-Related Fees(2)	162	289
Tax Fees(3)	106	0
All Other Fees(4)	420	408
Total Fees	$4,182	$5,018

(1)   Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP in connection with its audit of our consolidated financial statements and our internal control over financial reporting for the fiscal years 2009 and 2008 and the quarterly reviews of our financial statements included in Forms 10-Q.

(2)   Includes amounts related to other special accounting projects and audits of our joint ventures.

(3)   Tax compliance and related tax services.

(4)   Special project assistance in the UK, most notably manufacturing process improvements in 2009 and pension advisory work in 2008.

Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

The Audit Committee pre-approves all audit, non-audit and internal control-related services provided by the independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services.  The Chairman of the Audit Committee has been delegated authority by the Committee to pre-approve interim services by the independent registered public accounting firm other than the annual audit. The Chairman must report all such pre-approvals to the entire Audit Committee at the next committee meeting.  The Audit Committee (or the Chairman of the Audit Committee pursuant to the authority delegated) approved of the audit-related fees, tax fees and other fees paid to PwC.

The Board of Directors unanimously recommends a vote FOR the proposal ratifying the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2010, and proxies that are returned will be so voted unless otherwise instructed.

AUDIT COMMITTEE REPORT

The role of the Audit Committee of the Board of Directors is to prepare this report and to assist the Board in its oversight of: (1) the conduct and integrity of Molson Coors’ financial reporting to any governmental or regulatory body, the public or other users thereof; (2) Molson Coors’ systems of internal control over financial reporting and disclosure controls and procedures; (3) the qualifications, engagement, compensation, independence and performance of Molson Coors’ independent registered public accounting firm, its conduct of the annual audit, and its engagement for any other lawful purposes; and (4) Molson Coors’ legal and regulatory compliance. The Board, in its business judgment, has determined that: all members of the Audit Committee are “independent” as required by applicable listing standards of the New York Stock Exchange and Molson Coors’ Director Independence Standards, Rule 10A-3 under the Exchange Act and Molson Coors’ certificate of incorporation; all members are financially literate and have accounting or related financial management expertise; and that at least one member of the Committee (two currently: John E. Cleghorn and Franklin W. Hobbs) qualifies as an “audit committee financial expert” as defined in the applicable regulations of the SEC. The Audit Committee operates pursuant to a written Charter, a copy of which can be found on our website at: www.molsoncoors.com.  As set forth in the Charter, management of Molson Coors is responsible for the preparation, presentation and integrity of Molson Coors’ financial statements, and the effectiveness of internal control over financial reporting. Management is responsible for maintaining Molson Coors’ accounting and financial reporting principles and internal controls and procedures reasonably designed to assure compliance with accounting standards and applicable laws and regulations. Molson Coors has a full-time Internal Audit department that reports to the Audit Committee. The Internal Audit department is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of Molson Coors’ internal controls relating, for example, to the reliability and integrity of Molson Coors’ financial information and the safeguarding of assets. The independent registered public accounting firm is responsible for auditing Molson Coors’ financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and PwC. The Audit Committee has also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.  Finally, the Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee on independence. The Audit Committee has ultimate authority and responsibility to select, evaluate, and, when appropriate, replace the Molson Coors’ independent registered public accounting firm. The fees billed by PwC for non-audit services were pre-approved by the Audit Committee and were also considered in the discussions of independence.

Audit Committee members are not employees of Molson Coors, and do not perform the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Molson Coors’ financial statements has been carried out in accordance with standards of the PCAOB, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that Molson Coors’ registered public accounting firm is in act “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in Molson Coors’ Annual Report on Form 10-K for the year ended December 26, 2009, to be filed with the U.S. Securities and Exchange Commission. The Audit Committee also appointed PwC as the independent registered public accounting firm for Molson Coors for fiscal 2010, subject to ratification by the Company’s stockholders.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

John E. Cleghorn	Franklin W. Hobbs	Iain J.G. Napier	David P. O’Brien

PROPOSAL NO. 3 — APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE MOLSON COORS BREWING COMPANY INCENTIVE COMPENSATION PLAN

Introduction

The Company currently maintains the Molson Coors Brewing Company Incentive Compensation Plan, or the Plan.  The Plan currently allows up to 10,000,000 shares of Class B common stock to be issued to employees (including employees of our affiliates), directors and certain third-party service providers participating in the Incentive Compensation Plan.  As of April 1, 2010, there were 87,293 shares of the Company’s Class B common stock remaining for issuance under the Incentive Compensation Plan.

The Board of Directors believes that the Company’s ability to attract, retain and motivate quality employees, directors and third-party service providers is vital to the Company’s success.  The Board also believes further that the interests of the Company and its stockholders will be advanced if the Company can continue to offer such employees, directors and third-party service providers the opportunity to acquire or increase their proprietary interests in the Company by receiving awards under the Plan.  However, the Board believes that there is an insufficient number of shares of Class B common stock remaining for issuance under the Plan to effectively and appropriately incentivize the employees, directors and third-party service providers, and that the Plan should be revised to reflect current grant practices, changes in laws and regulations and administrative items.  Accordingly, on March 15, 2010, the Board approved an amendment and restatement of the Plan that includes 5,000,000 additional shares of Class B common stock authorized for delivery under the Plan, subject to stockholder approval.

The Board seeks approval of the Plan by stockholders in order to meet the requirements of the New York Stock Exchange, and to satisfy requirements of tax law to help preserve the Company’s ability to claim tax deductions for compensation for certain employees.  The Board has directed that the proposal to approve the amendment and restatement of the Plan be submitted to stockholders for their approval at the annual meeting.

The following summary of the Plan is qualified in its entirety by reference to the complete text of the Plan, as proposed to be amended and restated, which is attached to this proxy statement as Appendix B.

Shares Available for Issuance

Subject to stockholder approval, and subject to adjustment upon the occurrence of certain events described below, a maximum of 15,000,000 shares of Class B common stock may be issued under the Plan.  To satisfy awards under the Plan, the Company may use authorized but unissued shares of Class B common stock or shares of Class B common stock held in treasury.  Shares covered by an award under the Plan are counted as used to the extent such shares are actually delivered. Shares subject to awards under the Plan or under the Company’s prior plans that lapse, are forfeited or cancelled or are settled without the issuance of stock will be available for awards under the Plan.

In addition to aggregate share limits, if the Company’s Compensation Committee (or other committee designated by the Board to administer the Plan), referred to as the Plan Committee, determines that an award to a covered employee (as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended, together with applicable regulations, referred to as the Code, is intended to qualify as performance-based compensation (within the meaning of Code Section 162(m), the following limits shall apply to grants of such awards:

•      the maximum aggregate number of shares subject to options granted in any one plan year to any one participant may not exceed 500,000 shares;

•      the maximum number of shares subject to stock appreciation rights granted in any one plan year to any one participant may not exceed 500,000 shares;

•      the maximum aggregate grant with respect to awards of restricted stock or restricted stock units in any one plan year to any one participant may not exceed 250,000 shares;

•      the maximum aggregate award of performance units or performance shares that any one participant may receive in any one plan year may not exceed 250,000 shares if such award is payable in shares, or exceed the value of 250,000 shares (determined as of the earlier of the vesting date or the payout date) if such award is payable in cash or property other than shares with such amount;

•      the maximum aggregate amount awarded or credited with respect to cash-based awards to any one participant with respect to any one plan year may not exceed $5 million;

•      the maximum aggregate amount awarded or credited in any one plan year with respect to a covered employee annual incentive award may not exceed the lesser of five times such employee’s annual base salary as in effect on March 1 of such plan year, or $5 million; and

•      the maximum aggregate grant with respect to equity-based or equity-related awards not otherwise described by the terms of the Plan in any one plan year to any one participant may not exceed 250,000 shares.

In the event of any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company), such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change-in-capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Plan Committee, in its sole discretion, in order to prevent dilution or enlargement of a participant’s rights under the Plan, shall substitute or adjust, as applicable, the number and kind of shares that may be issued under the Plan or under particular forms of awards, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual award limits, and other value determinations applicable to outstanding awards.

The Plan authorizes the Plan Committee to grant awards to the Company’s employees, employees of its affiliates, directors and certain third-party service providers.  The number of eligible participants in the Plan varies from year to year.

Administration

Under the terms of the Plan, the Plan Committee has full and exclusive discretionary power to:

•      interpret the terms and the intent of the Plan and any award agreement or other agreement or document ancillary to or in connection with the Plan;

•      determine eligibility for awards; and

•      adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Plan Committee may deem necessary or proper.

The Plan Committee’s authority includes, selecting award recipients, establishing all award terms and conditions, including the terms and conditions set forth in award agreements, granting awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, and, subject to terms of the Plan, adopting modifications and amendments to the Plan or any award agreement, including any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company and/or its Affiliates operate.

The Plan Committee may delegate to one or more of its members or to one or more officers of the Company or its affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Plan Committee, or any individuals to whom it has delegated duties or powers, may employ one or more individuals to render advice with respect to any responsibility the Plan Committee or such individuals may have under the Plan. The Plan Committee may authorize one or more officers of the Company to designate employees to be recipients of awards and determine the size of any such awards, subject to a limitation established by the Plan Committee.  However, the Plan Committee may not delegate such responsibilities to any such officer for awards granted to an employee that is an individual who is, on the relevant date, an officer, or director of the Company, or otherwise determined by the Board to be an “insider”.

Stock Options

Options to purchase shares of the Company’s Class B common stock may be granted to participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Plan Committee, in its sole discretion.  Options intended to meet the requirements of Code Section 422, referred to as incentive stock options, may be granted only to eligible employees of the Company or of any parent or subsidiary corporation (as permitted by Code Section 422).

The exercise price for each option is determined by the Plan Committee, provided that the exercise price must be:

•      based on 100% of the fair market value underlying shares on the date of grant,

•                  set at a premium to the fair market value of the underlying shares on the date of grant, or

•                  indexed to the fair market value of the underlying shares on the date of grant; provided that the exercise price on the date of grant must be at least equal to 100% of the fair market value of the underlying shares on the date of grant.

The term of options generally cannot exceed 10 years.  However, with respect to options granted to participants outside the United States, the Plan Committee has the authority to grant options that have a term greater than 10 years.  Options are exercisable at such times and be subject to such restrictions and conditions as the Plan Committee approves.

Stock Appreciation Rights

Under the Plan, stock appreciation rights, or SARs, may be granted to participants at any time as determined by the Plan Committee.  The Plan Committee may grant freestanding SARs, tandem SARs, or any combination of these forms of SARs.  Subject to the terms and conditions of the Plan, the Plan Committee has complete discretion in determining the number of SARs granted to each participant and in determining the terms and conditions pertaining to such SARs. The grant price for each grant of a freestanding SAR is determined by the Plan Committee, provided that the grant price shall be:

•                  based on 100% of the fair market value of the underlying shares on the date of grant;

•                  set at a premium to the fair market value of the underlying shares on the date of grant; or

•                  indexed to the fair market value of the shares on the date of grant, provided that the grant price must be at least equal to 100% of the fair market value of the underlying shares on the date of grant.

The grant price of tandem SARs will be equal to the exercise price of the related option.

The term of an SAR is determined by the Plan Committee, in its sole discretion, but generally, the term of an SAR shall not exceed 10 years.  However, with respect to SARs granted to participants outside the United States, the Plan Committee has the authority to grant SARs that have a term greater than 10 years.

Restricted Stock and Restricted Stock Units

Subject to the terms and provisions of the Plan, the Plan Committee at any time may grant awards as restricted stock and/or restricted stock units.

The Plan Committee may impose such conditions or restrictions on any shares of restricted stock or restricted stock units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that participants pay a stipulated purchase price for each share of restricted stock or each restricted stock unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares by the Company upon vesting of such restricted stock or restricted stock units.

Unless otherwise determined by the Plan Committee, to the extent permitted or required by law, participants holding shares of restricted stock granted under the Plan may be granted the right to exercise full voting rights with respect to those shares during the restriction period.  A participant has no voting rights with respect to any restricted stock units granted.

Performance Units/Performance Shares

Subject to the terms and provisions of the Plan, the Plan Committee may grant performance units or performance shares to participants in such amounts and upon such terms as the Plan Committee determines.  Each performance unit shall have an initial value that is established by the Plan Committee at the time of grant and each performance share shall have an initial value equal to the fair market value of the underlying common stock on the date of grant.  In connection with the grant of performance units or performance shares, the Plan Committee will set performance goals in its discretion which, depending on the extent to which such goals are met, will determine the value or number of performance units or performance shares paid to the participant.

The form and timing of payment of earned performance units and performance shares shall be determined by the Plan Committee.  The Committee, in its sole discretion, may pay earned performance units and performance shares in the form of cash or in shares (or in a combination thereof) equal to the value of the earned performance units or performance shares, as applicable, at the close of the performance period.  Any shares may be granted subject to restrictions deemed appropriate by the Plan Committee.

Cash-Based Awards and Other Stock-Based Awards

Subject to the terms and provisions of the Plan, the Plan Committee may grant cash-based awards to participants in such amounts and upon such terms as the Plan Committee determines, including the achievement of specific performance goals. The Plan Committee may also grant other types of equity-based or equity-related awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted shares of Class B Common Stock) in such amounts and subject to such terms and conditions, as the Plan Committee shall determine.  Such awards may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares, and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

Each cash-based award shall specify a payment amount or payment range as determined by the Plan Committee.  Each stock-based award shall be expressed in terms of shares or units based on shares, as determined by the Plan Committee.  The Plan Committee may establish performance goals with respect to such awards in its discretion.  If the Committee exercises its discretion to establish performance goals, the number or value of cash-based awards or other stock-based awards that will be paid out to the participant will depend on the extent to which the performance goals are met.  Payment, if any, with respect to a cash-based award or a stock-based award shall be made, in cash or shares, in accordance with the terms the Plan Committee determines.

Performance Measures

Unless and until the Plan Committee proposes for stockholder vote and the stockholders approve a change in the general performance measures set forth in the Plan, the performance goals upon which the payment or vesting of an award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to covered employees, referred to as performance-based compensation, shall be limited to the following performance measures:

•                  Net earnings or net income (before or after taxes);

•                  Earnings per share;

•                  Net sales or revenue growth;

•                  Net operating profit;

•                  Return measures (including, but not limited to, return on assets, capital, invested capital, equity, revenue, or sales);

•                  Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity);

•                  Earnings before or after taxes, interest, depreciation, and/or amortization;

•                  Gross or operating margins;

•                  Productivity ratios;

•                  Share price (including, but not limited to, growth measures and total stockholder return);

•                  Expense targets;

•                  Margins;

•                  Operating efficiency;

•                  Market share;

•                  Customer satisfaction; and

•                  Balance sheet and statement of cash flow measures (including but not limited to, working capital amounts and levels of short and long-term debt).

Any performance measure may be used to measure the performance of the Company and/or its affiliates as a whole or any business unit of the Company and/or its affiliates or any combination thereof, for one performance period or averaged over time, as the Plan Committee may deem appropriate, or any of the above performance measures as compared to the performance of a group of comparator companies, or published or special index that the Plan Committee, in its sole discretion, deems appropriate, and, may, but need not be, based on a change or an increase or positive result.  The Plan Committee also has the authority to provide for accelerated vesting of any award based on the achievement of performance goals pursuant to the performance measures specified above or such other factors as the Plan Committee shall determine.

The Plan Committee may provide in any award of performance-based compensation that any evaluation of performance may include or exclude any of the following items: asset write-downs, litigation or claim judgments or settlements, the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, any reorganization and restructuring programs, extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor provision) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, acquisitions or divestitures, foreign exchange gains and losses, and extraordinary items.  The Plan Committee may also provide in any such award that the Company’s effective income tax rate taken into account for purposes of a performance measure be based on a rolling average over more than one taxing period, or that foreign exchange gains and losses will be measured based on a predetermined foreign exchange rate established when the award is granted.  To the extent such inclusions or exclusions affect awards to covered employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

Awards that are intended to qualify as performance-based compensation may not be adjusted upward.  The Plan Committee retains the discretion to adjust such awards downward, either on a formula or discretionary basis or any combination, as the Plan Committee determines.

In the event that applicable tax and/or securities laws change to permit Plan Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Plan Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Plan Committee determines that it is advisable to grant performance-based awards that are not intended to qualify as performance-based compensation, the Plan Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on performance measures other than those set forth above.

Covered Employee Annual Incentive Award

The Plan Committee may designate covered employees who are eligible to receive a monetary payment in any plan year based on a percentage of an incentive pool determined by reference to one or more performance measures described above.  The Plan Committee shall allocate an incentive pool percentage to each designated covered employee for each plan year, provided the sum of the incentive pool percentages for all covered employees cannot exceed 100% of the total pool.  As soon as possible after the determination of the incentive pool for a plan year, the Plan Committee will calculate each covered employee’s allocated portion of the incentive pool based upon the percentage established at the beginning of the plan year.  Each covered employee’s incentive award is determined by the Plan Committee based on the covered employee’s allocated portion of the incentive pool subject to adjustment in the sole discretion of the Plan Committee.  In no event may the portion of the incentive pool allocated to a covered employee be increased in any way, including as a result of the reduction of any other covered employee’s allocated portion. The Plan Committee retains the discretion to adjust such awards downward.

Change in Control

Unless otherwise determined by the Plan Committee in connection with the grant of an award, upon a change in control, all then-outstanding options and SARs shall become fully vested and exercisable, and all other then-outstanding awards that are service vesting awards shall vest in full and be free of restrictions, except to the extent that another award meeting the requirements as a replacement award described below is provided to the participant to replace such award.  The treatment of any other awards is as determined by the Plan Committee and reflected in the applicable award agreement.

An award meets the requirements as a replacement award) if:

•                  it has a value at least equal to the value of the replaced award;

•                  it relates to publicly traded equity securities of the Company or its successor in the change in control transaction or another entity that is affiliated with the Company or its successor following the change in control; and

•                  its other terms and conditions are not less favorable to the participant than the terms and conditions of the replaced award (including the provisions that would apply in the event of a subsequent change in control).

The replacement award may take the form of a continuation of the replaced award if the requirements set forth above are satisfied.  The determination of whether the conditions of a replacement award are satisfied is made by the Plan Committee, as constituted immediately before the change in control, in its sole discretion.

Unless otherwise specified in the award agreement, upon a termination of employment or termination of directorship of a participant occurring in connection with or during the period of 2 years after a change in control, other than for “cause”, all replacement awards held by the participant shall become fully vested and (if applicable) exercisable and free of restrictions.  All options and SARs held by the participant immediately before the termination of employment or termination of directorship that the participant held as of the date of the change in control or that constitute replacement awards shall remain exercisable for not less than 1 year following such termination or until the expiration of the stated term of such option or SAR, if shorter, unless otherwise specified in the applicable award agreement.

For purposes of the Plan, “change in control” means the occurrence of any of the following events:

•                  The acquisition or holding by any person of beneficial ownership of combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of a majority of the Board, referred to as outstanding Company voting securities, in excess of the outstanding Company voting securities held by the voting trust; provided, that any such acquisition or holding by any of the following entities shall not by itself constitute a change in control: (i) a person who on the effective date is the beneficial owner of 20% or more of the outstanding Company voting securities, (ii) the Company or any of its subsidiaries, or (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries;

•                  Individuals who constitute the Board as of the effective date of the Plan, referred to as the incumbent board, cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the effective date whose election, or nomination for election by the Company’s stockholders, was approved by the Nominating Committee and/or the subcommittees of such Nominating Committee in accordance with the Company’s certificate of incorporation and bylaws shall be considered as though such individual were a member of the incumbent board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the directors of the Company or other actual or threatened solicitation of proxies of consents by or on behalf of a person other than the board;

•                  Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company, referred to as a business combination, in each case unless, following such business combination: (i) the voting trust continues to hold, directly or indirectly, more than 50% of the outstanding Company voting securities of the Company or a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more direct or indirect subsidiaries, the Company or such other entity resulting from business combination is referred to as the successor entity; and (ii) at least a majority of the members of the board of directors of the successor entity were members of the incumbent board at the time of the execution of the initial agreement or of the action of the Board providing for such business combination; or

•                  Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

For purposes of a change in control “voting trust” means the voting trust established under the Class A Common Stock Molson Coors Brewing Company Voting Trust Agreement (as referred to in the Combination Agreement dated as of July 21, 2004, by and among the Company, Coors Canada Inc. and Molson Inc).

Transferability of Awards

Except as otherwise provided in the Plan or a particular award agreement, a participant’s awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or the laws of descent and distribution.  During the participant’s lifetime, only the participant may exercise any rights under an award.

Duration of the Plan

Unless sooner terminated in accordance with its terms, the Plan shall terminate 10 years from the effective date.  After the Plan is terminated, no awards may be granted under the Plan, but awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Amendment, Modification, Suspension, and Termination

Subject to the terms of the Plan, the Plan Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any award agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided under the Plan, options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or cash out, or by lowering the exercise price of a previously granted option or the grant price of a previously granted SAR, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule; including, but not limited to, the Exchange Act, the Code, and, if applicable, the New York Stock Exchange Listed Company Manual/the Nasdaq issuer rules.

The Plan Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Plan Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  With respect to an option or SAR, any such substitutions or adjustments shall not be made if it would cause such option or SAR to be treated as deferred compensation subject to taxes and penalties under Section 409A of the Code.

Description of Certain Federal Income Tax Consequences under the Plan

The following discussion summarizes the certain Federal income tax consequences of the Plan based on current provisions of the Code, which are subject to change. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A or golden parachute excise taxes under Code Section 4999), or other tax laws other than federal income tax law.  The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.  Because individual circumstances may vary, the Company advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the Plan.

A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the stock option or stock appreciation right.  For stock options that are not incentive stock options and for stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the value of any cash received, plus the difference between the fair market value of the freely transferable and non-forfeitable shares on the date of exercise and the exercise price. Any gain or loss recognized upon any later disposition of the shares generally will be a long-term or short-term capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax.  The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price.

Generally, the Company can claim a Federal income tax deduction equal to the amount recognized as ordinary income by a participant in connection with the exercise of a atock option or stock appreciation right, but not relating to a participant’s capital gains.  Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares for the legally-required period.  If the participant is employed by a non-consolidated subsidiary or affiliate of the Company, that employer, and not the Company, will be entitled to the deduction.

When payment is made to a participant in respect of earned performance shares granted under the Plan, the participant will have taxable ordinary income in an amount equal to the amount of cash and the fair market value of any shares of stock that the participant receives in payment on such award.  The Company (or the unconsolidated subsidiary or affiliate employing the participant will receive a Federal income tax deduction in an amount equal to the amount the participant includes in income.

Unless a participant makes the election described below, a grant of restricted stock will not result in taxable income to the participant or a deduction to the Company (or the unconsolidated subsidiary or affiliate employing the participant) in the year of grant.  The value of such restricted stock will be taxable to a participant as ordinary income in the year in which the restrictions lapse.  Alternatively, a participant may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided the participant makes the election within 30 days after the date of such grant.  If such an election were made, the participant would not be allowed to deduct at a later date the amount included as taxable income if the participant should forfeit the shares of restricted stock.  The amount of ordinary income recognized by a participant is deductible by the Company (or the unconsolidated subsidiary or affiliate employing the participant) in the year such income is recognized by the participant, provided such amount constitutes reasonable compensation to the participant.  If the election described above is not made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the participant as additional compensation in the year received, and the Company (or the unconsolidated subsidiary or affiliate employing the participant) will be allowed a corresponding deduction.

Generally, when a participant receives payment with respect to earned performance units or restricted stock units, the amount of cash and the fair market value of the shares received will be ordinary income to such participant, and the Company (or the unconsolidated subsidiary or affiliate employing the participant) will be allowed a corresponding deduction for Federal income tax purposes.

Generally, when a participant receives payment with respect to dividend equivalents, the amount of cash and the fair market value of any shares received will be ordinary income to such participant. The Company (or the unconsolidated subsidiary or affiliate employing the participant) will be entitled to a Federal income tax deduction in an amount equal to the amount the participant includes in income.

If the participant is an employee or former employee, the amount the participant recognizes as ordinary income in connection with an award (other than an incentive stock option) is subject to tax withholding.

Code Section 162(m) limited the Federal income tax deductibility of compensation paid to the Company’s chief executive officer and any of the three other most highly compensated executive officers employed by the Company (other than the chief financial officer) serving on the last day of the fiscal year and listed as “named executive officers” in the proxy statement.  The limit is generally $1 million.  Compensation that qualifies as performance-based compensation is excluded from the $1 million deductibility cap of Code Section 162(m) and therefore remains fully deductible by the Company.  Under the Plan, stock options and stock appreciation rights granted with an exercise price at least equal to 100% of the fair market value of the underlying stock at the date of grant, covered employee annual incentive awards, performance units, performance-based restricted stock units, and certain other awards which are conditioned upon achievement of pre-established performance goals granted to Company employees whom the Plan Committee expects to be covered employees at the time the compensation is received, are intended to qualify as such performance-based compensation.  Generally, time-vested awards under the Plan, such as restricted stock and time-vested restricted stock units, generally will not so qualify, so that compensation paid to covered employees in connection with such awards, to the extent it and other compensation subject to Code Section 162(m)’s deductibility cap exceed $1 million in a given year, may not be deductible by the Company.  A number of requirements must be met in order for particular compensation to qualify as performance-based, including a requirement that the performance measures used to measure performance must be approved by the Company’s stockholders.  Accordingly, the Company is seeking stockholder approval of the amendment and restatement of the Plan to permit awards to comply with Section 162(m)’s requirements for performance-based compensation.  However, there can be no assurance that such compensation under the Plan will be fully deductible under all circumstances.

Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals), will be subject to Code Section 409A.  Generally, Code Section 409A imposes accelerated inclusion in income and tax penalties on the recipient of deferred compensation that does not satisfy the requirements of Code Section 409A.  Generally, options, stock appreciation rights and restricted stock granted under the Plan will be exempt from Code Section 409A.  Awards other than options, stock appreciation rights and restricted stock that result in a transfer to the participant of cash or shares or other property generally are intended to be structured under the Plan to meet applicable requirements under Code Section 409A.  Certain participant elections and the timing of distributions relating to such awards must also meet requirements under Code Section 409A in order for income taxation to be deferred and tax penalties avoided by the participant upon vesting of the award.  There is no assurance that such requirements will be met under all circumstances.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 26, 2009 with respect to the shares of Class B common stock that may be issued to our employees and directors under our existing equity compensation plans.  All outstanding awards shown in the table below relate to our Class B common stock.

	(A)	(B)	(C)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans approved by security holders(1)	10,824,513	$31.77	683,907

Equity compensation plans not approved by security holders	None	None	None

(1)          We may issue securities under our equity compensation plan in forms other than options, warrants or rights.

As of December 26, 2009, there were 3.6 million restricted stock units outstanding.  These restricted shares, along with common stock convertible equivalent units, accrue dividends which will be convertible into Class B common stock at the end of three years.

On March 15, 2010, the Board of Directors approved, subject to stockholder approval, the following awards under the Plan.

New Plan Benefits

Molson Coors Brewing Company Incentive Compensation Plan

Name and Position	Dollar Value ($)	Number of Units
Peter Swinburn, President and Chief Executive Officer of the Company	—	—
Peter H. Coors, Chairman of the Board of the Company and Executive Chairman of Coors Brewing Company	—	—
Stewart Glendinning, Chief Financial Officer of the Company	1,180,000	88,406
David Perkins, President and Chief Executive Officer, Molson Coors Canada Inc.	1,050,000	78,668
Mark Hunter, President and Chief Executive Officer, Molson Coors Brewing Company (UK) Limited	1,122,000	84,061
Non-NEO Executive Group	3,742,500	279,150
Non-NEO, Non-Executive, Employee Group	11,949,675	629,026

On March 15, 2010, the Board approved grants to Mr. Swinburn (288,443 units, $3,850,000 value) and Mr. Coors (149,841 units, $2,000,000 value).  The grants to Messrs. Swinburn and Coors were made out of shares currently available under the Plan and are not subject to subsequent stockholder approval.

The Board of Directors unanimously recommends a vote FOR the amendment and restatement of the Company’s Incentive Compensation Plan, and proxies that are returned will be so voted unless otherwise instructed.

BENEFICIAL OWNERSHIP

The following table contains information about the beneficial ownership of our capital stock as of April 5, 2010 (unless otherwise noted), for each of our current directors and director nominees, each of our named executive officers, all directors and executive officers as a group and each stockholder known by us to own beneficially more than 5% of any class of our voting common stock. Unless otherwise indicated, and subject to any interests of the reporting person’s spouse, the person or persons named in the table have sole voting and investment power, based on information furnished by such reporting persons. Shares of common stock subject to options or other rights currently exercisable or exercisable within 60 days following the date of the table are deemed outstanding for computing the share ownership and percentage of the person holding such options or rights, but are not deemed outstanding for computing the percentage of any other person. All share numbers and ownership percentage calculations below assume that all Class A exchangeable shares and Class B exchangeable shares have been converted on a one-for-one basis into corresponding shares of Class A common stock and Class B common stock.

Name of beneficial owner	Number of Class A Shares		Percent of class(1)		Number of Class B Shares(2)		Percent of class(1)
Adolph Coors, Jr. Trust	5,044,534	(3)	87.6	%(3)	21,980,188	(4)	12.2%
Pentland Securities (1981) Inc.	5,044,534	(3)	87.6	%(3)	3,449,600	(5)	1.9%
4280661 Canada Inc.	5,044,534	(3)	87.6	%(3)	—		—
Adolph Coors Company LLC(4)	2,520,000		43.8%		21,980,188	(4)	12.2%
Peter H. Coors	—	(6)	—		24,162,872	(6)	13.3%
Christien Coors Ficeli	—	(7)	—		15,772	(7)	*
Melissa Coors Osborn	—	(8)	—		20,472	(8)	*
Eric H. Molson	5,044,534	(3)	87.6	%(3)	4,414,008	(9)	2.5%
Andrew T. Molson	2,524,382	(10)	43.8%		3,454,946	(10)	1.9%
Geoffrey E. Molson	1,632	(11)	*		38,786	(11)	*
FMR Corp.	—		—		9,951,816	(12)	5.5%
Capital Research Global Investors	—		—		19,388,900	(13)	10.8%
Stewart Glendinning	—		—		80,424	(14)	*
Mark Hunter	—		—		100,949	(15)	*
David Perkins	—		—		153,458	(16)	*
Peter Swinburn	—		—		265,986	(17)	*
Francesco Bellini	—		—		43,977	(18)	*
Rosalind Brewer	—		—		8,746	(19)	*
John E. Cleghorn	—		—		21,328	(20)	*
Charles M. Herington	—		—		25,686	(21)	*
Franklin W. Hobbs	—		—		24,407	(22)	*
Iain J.G. Napier	—		—		—		—
David P. O’Brien	—		—		20,083	(23)	*
H. Sanford Riley	—		—		39,623	(24)	*
All directors and executive officers as a group, including persons named above (22 persons(25))	5,046,286	(3)	87.6	%(3)	33,336,613	(26)	18.2	%(26)

*        Denotes less than 1%

(1)     Except as set forth above and based solely upon reports of beneficial ownership required to be filed with the SEC pursuant to Rule 13d-1 under the Securities and Exchange Act of 1934, we do not believe that any other person beneficially owned, as of April 5, 2010, greater than 5% of our outstanding Class A common stock or Class B common stock.

(2)     Includes Restricted Stock Units (RSUs) held by retirement-eligible executives (Messrs. Coors and Swinburn) or which vest within 60 days following April 5, 2010 (60-day RSUs), Deferred Stock Units (DSUs) held by directors, and shares underlying currently exerciseable options/stock appreciation rights (Current Options) and options/stock appreciation rights exercisable within 60 days following April 5, 2010 (60-day Options), where applicable.

(3)     Class A shares (or shares directly exchangeable for Class A shares) include beneficial ownership of 1,857,476 shares owned by Pentland Securities (1981) Inc. (Pentland), 667,058 shares owned by 4280661 Canada Inc. (4280661), and 2,520,000 shares owned by Adolph Coors Company LLC (ACC), as Trustee of the Adolph Coors Jr. Trust, all due to shared voting power resulting from a Voting Agreement between Pentland, 4280661and the Adolph Coors, Jr. Trust. Pursuant to the Voting Agreement, the parties agreed that the Class A shares (and shares directly exchangeable for Class A shares) are to be voted in accordance with the voting provisions of certain Voting Trust Agreements.  Pentland is the sole owner of 4280661.

The address for each of the Adolph Coors, Jr. Trust and Adolph Coors Company LLC is: 2120 Carey Avenue, Suite 412, Cheyenne, Wyoming 82001.

The address for each of Pentland and 4280661 Canada Inc. is 335 8th Avenue S.W., 3rd Floor, Calgary, Alberta, Canada T2P 1C9.

(4)     This number Includes beneficial ownership of 5,830,000 Class B shares directly owned by ACC as Trustee directly on behalf of  the Adolph Coors Jr. Trust, and 15,615,988 Class B shares owned by ACC on its own behalf and as Trustee of other Coors family trusts as described below. Peter H. Coors and Melissa Coors Osborn each disclaim beneficial ownership of the shares beneficially held by ACC.

ACC is a Wyoming limited liability company (i) whose members consist of various Coors family trusts including the Adolph Coors, Jr. Trust, the May Kistler Coors Trust, the Grover C. Coors Trust, the Augusta Coors Collbran Trust, the Bertha Coors Munroe Trust B, the Herman F. Coors Trust and the Louise Coors Porter Trust; (ii) which serves as trustee of such Coors family trusts in addition to the Janet Helen Coors Irrevocable Trust FBO Joseph J. Ferrin, the Janet Helen Coors Irrevocable Trust FBO Frances M. Baker and the Janet Helen Coors Irrevocable Trust FBO Frank E. Ferrin; and (iii) whose Board of Directors consists of various Coors family members, including Peter H. Coors, Christien Coors Ficeli and Melissa Coors Osborn. The members of ACC, by and through ACC’s Board of Directors, have dispositive power over these shares. Members of ACC’s Board of Directors have dispositive power over these shares as a result of their role as Directors of ACC, as trustee of such Coors family trusts, to the extent of such Coors family trusts’ dispositive rights, but each of these Directors disclaims beneficial ownership of the shares owned by ACC on behalf of the respective trusts except to the extent of his or her pecuniary interest therein.

(5)     This number includes 3,449,600 Class B shares (or shares exchangeable for Class B shares) directly owned by Pentland. Of the shares exchangeable for Class B shares, 700,000 shares are pledged as collateral under an OTC forward contract with an unaffiliated third party buyer as part of a monetization transaction, due to settle on December 8, 2014, at the option of Pentland, in cash or 700,000 shares of Class B exchangeable shares, or Class B shares exchanged for the Class B exchangeable shares.

(6)     Mr. Coors’ holdings do not include 2,520,000 Class A shares owned by ACC as described in the table above, and Mr. Coors disclaims beneficial ownership of these shares. His Class B holdings include 21,980,188 Class B shares owned by ACC, although Mr. Coors disclaims beneficial ownership of these shares. Mr. Coors is a director and executive officer of ACC. The SEC does not require disclosure of these shares. This number also includes 1,064 shares held in the name of Mr. Coors’ wife, as to which he disclaims beneficial ownership; 1,543,098 Current Options, 85,256 60-Day Options, 52,310 60-day RSUs, 393 unvested RSUs, and 130,000 shares held indirectly by Marilyn E. Coors, as Trustee of the Peter H. Coors Grantor Retained Annuity Trust. If Mr. Coors were to be attributed beneficial ownership of the Class A shares held by ACC, he would beneficially own 43.8% of the Class A common stock.

(7)     Ms. Coors Ficeli’s holdings do not include 2,520,000 Class A shares, nor 21,980,188 Class B shares owned by ACC as described in the table above, and as to all of which Ms. Coors Ficeli disclaims beneficial ownership. Ms. Coors Ficeli is a director of ACC. The SEC does not require disclosure of these shares. This number includes 7,800 Current Options and 476 60-day RSUs. If Ms. Coors Ficeli were to be attributed beneficial ownership of the shares held by ACC, she would beneficially own 43.8% of the Class A common stock and 12.2% of the Class B common stock.

(8)     Ms. Coors Osborn’s holdings do not include 2,520,000 Class A shares, nor 21,980,188 Class B shares owned by ACC as described in the table above, and as to all of which Ms. Coors Osborn disclaims beneficial ownership. Ms. Coors Osborn is a director of ACC. The SEC does not require disclosure of these shares. This number includes Current Options to purchase 7,400 Class B shares and 618 60-day RSUs. If Ms. Coors Osborn were to be attributed beneficial ownership of the shares held by ACC, she would beneficially own 43.8% of the Class A common stock and 12.1% of the Class B common stock.

(9)     This number includes 3,449,600 Class B shares (or shares exchangeable for Class B shares) directly owned by Pentland. Lincolnshire Holdings Limited (Lincolnshire) owns 64% of Pentland, and Eric Molson is the sole owner of Lincolnshire, so this number also includes 71,280 shares directly exchangeable for Class B shares directly owned by Lincolnshire and 883,234 shares directly exchangeable for Class B shares directly owned by 4198832 Canada Inc. (4198832) (of which Lincolnshire holds 100% of the voting shares).  Of the shares directly owned by Pentland, please see footnote (5) above concerning Pentland’s pledge of shares.  Of the shares directly owned by 4198832: (a) 400,000 shares are pledged as collateral under an OTC forward contract with an unaffiliated third party buyer as part of a monetization transaction, due to settle on December 9, 2013, at the option of 4198832, in cash or 400,000 shares of Class B exchangeable shares, or Class B shares exchanged for the Class B exchangeable shares; and (b) 400,000 shares are pledged as collateral under an OTC forward contract with an unaffiliated third party buyer as part of a monetization transaction, due to settle on September 4, 2015, at the option of 4198832, in cash or 400,000 shares of Class B exchangeable shares, or Class B shares exchanged for the Class B exchangeable shares.

The address for each of Lincolnshire Holdings Limited and 4198832 is 335 8th Avenue S.W., 3rd Floor, Calgary, Alberta, Canada, T2P 1C9.

(10)   Mr. Molson’s Class A holdings include 1,857,476 Class A shares (or shares directly exchangeable for Class A shares) owned by Pentland as described in the table above, and 667,058 Class A shares (or shares directly exchangeable for Class A shares) owned by 667,058 (which is wholly owned by Pentland).  Mr. Molson is the President of Pentland.  Mr. Molson’s Class B holdings include 2,160 60-day RSUs, 3,000 shares directly held by Molbros AT Inc., and 3,449,600 Class B shares (or shares exchangeable for Class B shares) directly owned by Pentland.  These shares are included as a result of arrangements under the Amended and Restated Stockholders Agreement dated as of February 9, 2005, between Lincolnshire Holdings Limited, Nooya Investments Limited, Pentland, 4280661 Canada Inc., Eric Molson and Stephen Molson, with respect to the securities held by, and governance of, Pentland. The address for Mr. Molson is c/o Res Publica Consulting Group, 2001 McGill College Avenue, Suite 800, Montréal, Québec H3A 1G1.

(11)   Mr. Molson’s Class A holdings include 372 shares indirectly held in a retirement savings plan.  His Class B holdings include 1,890 shares indirectly held in a retirement savings plan, 32,016 Current Options, and 2,160 60-day RSUs.

(12)   This information is derived exclusively from Amendment No. 7 to Schedule 13G filed jointly by FMR LLC and affiliated entities (Fidelity Management & Research Company, Edward C. Johnson 3d, Pyramis Global Advisors, LLC, Pyramis Global Advisors Trust Company and FIL Limited) with the U.S. Securities and Exchange Commission on February 16, 2010 reporting on beneficial ownership as of December 31, 2009. Addresses for the FMR entities are: FMR LLC and Fidelity Management & Research Company: 82 Devonshire Street, Boston, Massachusetts 02109; Pyramis Global Advisors, LLC and Pyramis Global Advisors Trust Company: 90 Salem Street, Smithfield, Rhode Island 02917; FIL Limited: Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda.

(13)   This information is derived exclusively from Amendment No. 2 to Schedule 13G filed by Capital Research Global Investors with the U.S. Securities and Exchange Commission on February 10, 2010 reporting on beneficial ownership as of December 31, 2009. The address for Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA 90071.

(14)   Includes 40,084 Current Options, 21,845 60-day Options and 1,068 60-day RSUs.

(15)   Includes 60,973 Current Options, 26,633 60-day Options and 1,068 60-day RSUs.

(16)   Includes 100,644 Current Options, 37,333 60-day Options and 4,704 60-day RSUs.

(17)   Includes 172,208 Current Options, 30,338 60-day Options, 29,980 60-day RSUs and 4,704 unvested RSUs.

(18)   Includes 814 Current Options, 6,161 DSUs and 2,162 60-day RSUs.

(19)   Includes 3,084 DSUs and 2,162 60-day RSUs.

(20)   Includes 2,880 Current Options, 5,804 DSUs and 2,162 60-day RSUs.

(21)   Includes 8,500 Current Options, 5,864 DSUs and 2,162 60-day RSUs.

(22)   Includes 10,000 Current Options, 6,245 DSUs and 2,162 60-day RSUs.

(23)   Includes 5,760 Current Options, 6,161 DSUs and 2,162 60-day RSUs.

(24)   Includes 6,336 Current Options, 8,565 DSUs and 2,162 60-day RSUs.

(25)   Includes the Director and Chairman Emeritus.

(26)   Includes RSUs for Messrs. Coors and Swinburn, all 60-day RSUs, all DSUs, all Current Options and 60-day Options, referenced in the footnotes above, and for all executive officers not presented in the table, as if all such RSUs had vested, and all Current Options and 60-day Options had been exercised, and as if all resulting shares were voted as a group.

MANAGEMENT

Executive Officers

The following persons, as of April 5, 2010, hold the executive officer positions at Molson Coors set forth opposite their names:

Name	Age	Office, Business Experience, Public Company Directorships Held

Peter H. Coors	63	See “Election of Directors” above.

Peter Swinburn	58	See “Election of Directors” above.

Name	Age	Office, Business Experience, Public Company Directorships Held

Krishnan Anand	52

President, Molson Coors International. Mr. Anand has held this position since December, 2009. Mr. Anand previously served as President of Coca Cola’s Philippine business from 2007 to 2009. Before that he served as Vice President of Coca Cola’s Global Revenue Growth Management and Commercial Leadership from 2004 to 2007. He also served in various senior marketing strategy roles with Unilever in India from 1980 to 1996. Mr. Anand received his MBA degree from Indian Institute of Management.

Stewart Glendinning	44

Chief Financial Officer. Mr. Glendinning has served in this position since July 2008, and has also served as Global Chief Financial Officer since August 2008 of Coors Brewing Company, a wholly-owned subsidiary of the Company. He is also a director of MillerCoors LLC, a subsidiary of Coors Brewing Company. He previously served as Chief Financial Officer since 2005 of Coors Brewers Limited, a wholly owned subsidiary of the Company. Prior to that, he served as a managing director of The Hackett Group (fka, Answerthink Inc.) from 1997 to 2005.

Ralph P. Hargrow	58

Chief People Officer. Mr. Hargrow joined Molson Coors in 2005. From 1999 to 2004 he served as Senior Vice President, Administration, Human Resources, Product Research & Development and Quality for International Multifoods Corporation, a manufacturer and marketer of branded consumer foods and foodservice products. Before that he served as Senior Vice President Human Resources & Administration for Rollerblade, Inc. Mr. Hargrow also held senior management positions at Ryder Aviall, Inc., Duquesne Light Company, Harah Inc., and Xerox Corporation.

Mark Hunter	47

President and Chief Executive Officer of Molson Coors Brewing Company (UK) Limited. Mr. Hunter has served in this position since December 2007. He previously served as chief commercial officer of Molson Canada from May 2005 to November 2007. From 1997 to 2005, he served as marketing director of Bass Brewers Ltd., which was acquired by Coors Brewing Company, a wholly owned subsidiary of the Company, in 2002 and renamed Coors Brewers Limited, which was subsequently renamed Molson Coors Brewing Company (UK) Limited.

David Perkins	56

President and Chief Executive Officer of Molson Coors Canada Inc. Mr. Perkins has served in this position since June 2009. He served as President, Global Brand and Market Development for the Company from March 2008 to June 2009, and also served as President of Global Market Development of Coors Brewing Company, a wholly owned subsidiary of the Company, from May 2008 to June 2009. He is also a director of MillerCoors LLC, a subsidiary of Coors Brewing Company. He previously served as Chief Global Strategy and Commercial Officer since 2005. Before that, he served as Chief Market Development Officer and President of Molson USA. He also served as President of Ontario West (2000), President, Ontario & Atlantic region (1995), Senior Vice President, Marketing, National (1992), Vice President, Business Director, Marketing, National (1989) and several other key positions within Molson beginning in 1981.

Gregory L. Wade	61

Chief Supply Chain Officer. Dr. Wade has served in this capacity since 2007. From 2005 he was Global Chief Technical Officer and Molson’s Senior Vice President, Quality Brewing. Prior to 2001, when he joined Molson, he was Corporate Vice President and Vice President, R&D/QA/Engineering/Safety and Purchasing, with Vlasic Foods International. From 1974 to 1998, he held several management positions with Campbell Soup Company, culminating with Senior Director, R&D/QA international grocery division.

Samuel D. Walker	51

Chief Legal Officer and Corporate Secretary. Mr. Walker has served in these capacities since 2005, and has also served as Vice President, Secretary and a Director since 2006 of Coors Brewing Company, a wholly owned subsidiary of the Company. He is also managing director of MillerCoors LLC, a subsidiary of Coors Brewing Company. Before that, he was Chief Legal Officer, U.S. & Worldwide and Group Vice President at Coors Brewing Company. Before joining the Company in 2002, Mr. Walker was a partner for ten years at the Washington, D.C. law firm of Wiley Rein LLP, handling trial and non-trial matters. He also has served in a variety of U.S. government positions. From 1990 to

Name	Age	Office, Business Experience, Public Company Directorships Held

1991, Mr. Walker was Acting Assistant Secretary and Deputy Assistant Secretary for Employment Standards at the U.S. Department of Labor. From 1991 to 1992, he was Acting Assistant Secretary and Deputy Assistant Secretary for Intergovernmental and Interagency Affairs at the U.S. Department of Education.

William G. Waters	41

Controller and Chief Accounting Officer. Mr. Waters has served as Controller since September 2008, and as Chief Accounting Officer since May 2008. He has been Chief Financial Officer since May 2006 of Coors Brewing Company, a wholly owned subsidiary of the Company. Mr. Waters previously served as Vice President of Supply Chain Finance for Coors Brewing Company from 2005 to 2006; and Vice President, Finance of Coors Brewers Worldwide, a wholly owned subsidiary of the Company, from 2003 to 2005.  Prior to that, he served in a variety of senior financial positions since joining the Company’s predecessor in 1993.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This section of the proxy statement explains how our executive compensation programs are designed and operate with respect to our Named Executive Officers (or NEOs) which includes our CEO, CFO, and three other most highly compensated executive officers for 2009.  The “Executive Compensation” section of this proxy statement presents compensation earned by our NEOs in 2009, 2008, and 2007.

Introduction

We have segregated the information in this section into the following four categories.

•                  Information under the caption “Global Total Rewards Strategy” describes  the strategic principles of our compensation program;

•                  Information under the caption “Determining Compensation” describes the practices we use to ensure our compensation program remains aligned with our strategy;

•                  Under the caption “Compensation Program Elements” we provide information regarding the key elements of our compensation program and key changes that were made to our program for 2009;

•                  Information under the caption “2009 Awards by Named Executive Officer” provides an analysis of base salary, annual and long-term incentive compensation awards provided to each NEO during 2009.

Global Total Rewards Strategy

We are focused on driving continued growth as a global brewer by a utilizing global total reward program that attracts, motivates and retains top talent. Our executive compensation program constitutes a significant portion of our global total rewards program and is based on the following principles:

•                  Our compensation program will be competitive within our peer group, enabling us to attract and retain top talent in the countries in which we do business.

•                  We are committed to a ‘pay-for-performance’ philosophy, and compensate executives primarily on the basis of the Company’s financial and business performance, but also differentiate between employees based on their individual performance and contribution to our achievement against performance objectives.

•                  We create incentives to grow the Company and build our presence in the global brewing marketplace.

•                  We have a common approach to setting base salaries, annual incentive opportunities and long-term incentive grant values for our NEOs and other top executives, but set benefits and perquisites on the basis of home country practice and law.

•                  We seek internal equity in salary and incentives across global locales to encourage cross-border mobility within our workforce.

The Compensation Committee of the Board of Directors reviews these principles regularly to ensure that they continue to support our global growth and other business objectives. The Committee regularly evaluates our compensation program performance criteria and targets to assure they do not provide an incentive for executives to take excessive or unnecessary risks. Incentive plan metrics are reviewed against Board-approved business and financial plans.  Incentive plans include pre-determined maximum payout limits or caps.  Our objective is for all executive compensation arrangements to be consistent with competitive practice.

Executive Officer Compensation within the Global Total Rewards Strategy

Our NEOs are paid a base salary and have opportunities to earn annual and long-term incentives based on performance.  They also participate in retirement and welfare benefit arrangements on the same basis as other employees, have the opportunity to accumulate supplemental retirement income through plans set up in the regions in which we operate, and receive certain perquisites.  Within the global total rewards strategy, the percentage of at-risk performance based pay increases with increased levels of responsibility. Consistent with the compensation structure at our peer companies, an NEO’s annual compensation is structured so that 20% to 30% is base salary with the remainder comprised of annual and long-term incentive compensation awards. Annual incentive and long-term awards are based on important financial measures and on the value of our common stock, which helps us drive and reward the performance of Molson Coors, our business units and our people. Individual performance is also a factor in setting compensation. This mix of fixed and variable, annual and long-term incentive compensation is designed to motivate and reward both short-term performance toward designated financial objectives and longer-term strategic performance to increase stockholder value. The long-term incentive compensation and retirement benefits also provide a basis for retention.

Determining Compensation

Compensation Roles and Responsibilities

To ensure consistent application of our ‘pay-for-performance’ philosophy, we draw on the perspectives of different groups in setting objectives, reviewing performance and determining rewards for our NEOs. The table below outlines their involvement.

Roles and Responsibilities

Board of Directors

•                  Sets objectives and goals for the CEO and Mr. Coors based upon the recommendations of the Compensation Committee.

•                  Reviews performance against objectives for the CEO and Mr. Coors.

•                  In executive session, approves salary, annual incentive and LTIP award values for the CEO and Mr. Coors.

Compensation & Human Resources Committee (the Compensation Committee)

•                  Sets compensation for the NEOs other than the CEO and Mr. Coors.

•                  Working with the CEO, sets and evaluates achievement of individual performance objectives and goals of NEOs.

•                  Reviews data and recommends compensation for the CEO and Mr. Coors for approval of the full Board.

Compensation Consultant to the Compensation Committee (the Compensation Consultant)

•                  Reports directly to the Compensation Committee.

•                  Assists in developing recommendations for compensation for the CEO and Mr. Coors.

•                  Based on input from the Compensation Committee, the CEO and the Global Chief People Officer, the Compensation Consultant develops and provides information and recommendations for use by the Compensation Committee in reviewing and adjusting the Company’s global compensation program, including:

•                  peer group and industry benchmark data;

•                  incentive plan design and implementation;

•                  assessments of pay competitiveness for executive officers; and

•                  methodologies for implementation of compensation elements and relative pay and performance alignment.

CEO

•                  Recommends adjustments to NEO salaries and annual and long-term incentive awards, other than his own and Mr. Coors’.

•                  Designs and guides the achievement of individual performance objectives and goals of NEOs.

•                  Reviews trend information and reports prepared by the Compensation Consultant regarding competitiveness and effectiveness of our compensation policies, programs and pay levels.

Global Chief People Officer

•                  Reviews reports and trend information prepared by the Compensation Consultant regarding the competitiveness and effectiveness of our compensation policies, program and pay levels for our executive officers.

•                  Makes recommendations regarding changes to our executive compensation program to the CEO and the Compensation Committee.

Important Factors Affecting Compensation Decisions

Unique Position of Mr. Coors.  As Chairman of the Board of the Company, Executive Chairman of MillerCoors, Executive Chairman of Coors Brewing Company, and a well-recognized public representative of the Company with strong relationships with US distributors, Mr. Coors serves a unique role with the Company.  There are no direct peer comparisons for the role Mr. Coors plays at the Company. Effective May 14, 2009 the Board approved payment totaling $75,000 per year, in addition to standard board fees, to the incumbent serving as Chairman of the Board. However, because Mr. Coors is already drawing a salary for his service to the Company as Executive Chairman of Coors Brewing Company and, indirectly, as Executive Chairman of MillerCoors, he is not separately paid for his service as Chairman of Molson Coors Brewing Company.  The Compensation Committee recognizes that Mr. Coors, as a member of one of the two shareholding families with the largest interests in the Company, is motivated to stay with the Company whether or not he receives compensation designed for retention. Nevertheless the Compensation Committee exercises its insight and discretion in recommending an appropriate salary for Mr. Coors, and generally expects to recommend a salary below that of the CEO. For performance compensation, Mr. Coors’ short-term incentive compensation target is set at 80% of his base salary, and his long-term incentive target generally is set below that of the CEO.  MillerCoors is not involved in determining Mr. Coors’ compensation for his services as Executive Chairman of MillerCoors, but reimburses the Company for the full cost of his salary and annual bonus given that his primary focus is on the MillerCoors joint venture.

Recovery of Awards. We consider it unlikely that misconduct or mistake by the Company or its employees will result in a restatement of its financial statements.  As a result, the Compensation Committee does not have a written policy specifying the consequences with respect to past compensation payments or awards if such a restatement occurs.  Although the Compensation Committee has not adopted such a policy, we require participants in our long-term incentive awards program to agree that the awards will be forfeited and amounts received subject to recovery if the participant engages in conduct detrimental to us (such as working for a competitor, improper use or disclosure of our confidential information or conduct damaging to us).  In the event of a restatement of our financial statements, the Compensation Committee will develop an appropriate response in relation to past compensation payments or awards.

Tax and Accounting Considerations.  As a public company, we are not allowed a federal income tax deduction for compensation paid to certain of our NEOs in excess of $1 million during the year, except for performance-based compensation. The Compensation Committee reviews the requirements for performance based compensation and structures annual bonus and long-term incentive compensation to be eligible to qualify as performance based compensation. Nonetheless, the Compensation Committee believes its primary goal is to design a compensation program that encourages us to achieve our objectives. As a result, there have been and there likely will be additional circumstances where the Company pays compensation that is not fully deductible. The Compensation Committee intends all compensation paid in 2009 to be deductible.

The Compensation Committee also reviews all plans, programs and agreements developed to provide non-qualified deferred compensation and seeks to avoid the unintentional triggering of any excise taxes and other penalties on employees, including our NEOs.

The Compensation Committee also considers the effect of accounting treatment in determining appropriate forms of compensation.

Use of Market Benchmarking: Establishing Competitive Executive Compensation.  Each year, the Compensation Committee — and the Board, with respect to the CEO and Mr. Coors — review the competitiveness of our compensation program.  This analysis is completed using peer group and other industry benchmark data as appropriate to determine competitive levels for each of the elements of total direct compensation (base salary, annual incentive, long-term incentive) and in selected years perquisites and executive benefits.  Our US peer group for the period from 2005 through 2010 consisted of the group of 15 companies listed below.  Prior to 2010, we included Anheuser-Busch Companies and Wm. Wrigley Jr. Co.  These two companies were dropped from our analysis in 2010 due to their 2008 acquisition by third parties.

For our UK and Canadian NEOs, the Compensation Committee utilizes our US peer group, focusing on divisional data and companies with similar revenues to our business units and also uses as a secondary source industry data from Towers Perrin’s Canadian and UK Compensation Databases. Specifically, for the UK, the Compensation Committee uses Towers Perrin’s Consumer Products Peer Group, and for Canada we use Towers Perrin’s Food & Beverage, Consumer Products and Retail Peer Groups for our analysis.

While benchmark data is the primary tool used to assess the competitiveness of our compensation program, the Compensation Committee and Board use this information as a guideline in determining executive compensation.  Actual compensation awards are set with reference to this benchmark data but also take into account general industry data for comparable positions where appropriate. Factors such as the criticality of the role to the Company, individual performance and retention risk for the executive are also considered. For example, if there is an area where the Company is particularly in need of greater leadership and the compensation of the new, well-qualified executive in that area is low relative to the market, the organization may determine it best to provide an above market salary increase and LTIP award (greater than the other NEOs as a target percentage of base salary) to ensure retention of this executive. This may take place while other NEO awards are reduced based on their competitiveness relative to our peer and other industry benchmark data. In instances where performance variations exist between NEOs, the CEO, Compensation Committee or the Board as appropriate may use discretion in differentiating base salary increases, annual incentive and or LTIP awards to align the awards with our pay-for-performance philosophy.

Market Benchmarking Peer Group — US

Brown — Forman	Dean Foods	Hershey Co.
Campbell Soup	DelMonte Foods	Kellogg
ConAgra Foods	Fortune Brands	Ralcorp Holdings
Constellation Brands	General Mills	J.M. Smucker Co.
Cott Corporation	Heinz	Tootsie Roll Industries

Although the US peer group includes companies significantly larger and smaller (based on revenues and market capitalization) than the Company, we are between the 50th and 75th percentiles of revenues and market capitalization of the peer group.  All members of the US peer group are food and beverage companies that rely on discretionary consumer spending.  The Compensation Committee selected this peer group as representative of the companies most like us in the challenges they face and as competitors for talent.

The Compensation Committee (or the Board in the case of the CEO and Mr. Coors) established the following overall guidelines for benchmarking:

Element of Compensation	Benchmark
Base Salary	• 50th percentile of comparable positions

Annual Incentive Awards

•                  NEOs (other than Mr. Coors)-75th percentile of comparable positions

•                  Mr. Coors — Set by the Board in relation to the other NEO incentive targets, with a minimum target of 80% of salary per his employment agreement

Long-term Incentive Awards

•                  NEOs (other than the CEO and Mr. Coors)- A single NEO award range is identified for the group based on an average of 50th percentile award targets for comparable  positions

•                  CEO - 50th percentile of CEO positions

•                  Mr. Coors — Less than the CEO; set at the discretion of the Board.

Competitive benchmark targets for each compensation element have been established based on benchmark requirements the Compensation Committee has deemed necessary to attract and retain the desired level of talent.  Base salary and LTI award targets are set at the 50th percentile based on the Compensation Committee’s belief that market median salary structure and LTI levels provide the level of awards and degree of flexibility required to attract and retain top talent.  At the same time, annual incentive (the Molson Coors Incentive Plan or MCIP) targets have been set at the 75th percentile to align our program with our pay-for-performance philosophy. While base salary is reviewed by position looking at peer benchmark and general industry data, LTI targets for the NEOs (other than the CEO and Mr. Coors) are reviewed as a group and a single target has been established for these individuals based on 50th percentile peer and other industry benchmark data.  While each of the elements of the program is reviewed individually to determine market competitiveness, the Compensation Committee also looks at the impact the individual compensation element targets have on total direct compensation (TDC).  The Compensation Committee’s objective relative to the outcome of the benchmarking process is to establish TDC between the 50th and 75th percentile overall.

Individual Performance and Subjective Criteria.  The CEO evaluates each NEO, basing his evaluation on goals set for the year and a self assessment completed by the NEO. This information is reviewed with the Compensation Committee, and the CEO and the Compensation Committee discuss and determine base salary, annual incentive and long-term incentive awards for the NEOs (other than Mr. Coors).  Their determinations take into account business performance, the NEO’s performance on individual and cumulative results objectives (CROs) which are objectives shared between the executive officers, performance relative to peers and compensation competitiveness based on the results of the benchmarking review.  The Compensation Committee sets the CROs to be challenging but not impossible to obtain.  The Company has determined not to disclose the CROs because such disclosure would result in competitive harm.  In addition to the assessment of performance against the goals established for the year, the Compensation Committee (and the Board with respect to the CEO and Mr. Coors), take into account subjective criteria such as each executive’s unique talents, criticality to the organization and retention risk when making a determination of an executive’s compensation.  The assessment of each NEO’s performance and the determination of compensation awards completed for each NEO individually also include a comparison of performance and compensation competitiveness among the members of the group.

Similarly, the CEO’s annual performance review is developed by the Board based on input received from the Directors, a self assessment received from the CEO and input received from Mr. Coors.  The Compensation Committee, based on this input, develops a preliminary review, which is completed and presented to the rest of the Board.  After consideration and discussion by the full Board, the evaluation is finalized and used by the Board in executive session to determine adjustments to the CEO’s base salary, annual incentive and equity awards.

Compensation Elements in Context.  The Compensation Committee assesses information about each element of the executive officer’s annual compensation, including current base salary, incentive compensation, benefits and perquisites.  The Compensation Committee also compares total direct compensation with that of our peer group of companies by position, using this information to assess the overall competitiveness of our compensation program and to determine whether sufficient retention and performance incentives are in place.  While current levels of compensation are a more significant factor in compensation decision making than the compensation accumulated by an executive officer over time, the Compensation Committee takes into account the effect changes in base salary have on annual and long-term incentive compensation by considering the impact this has on wealth accumulation over a three year period.  Additionally, the Compensation Committee considers the expense of compensation and benefit program in relation to our performance against budget, and overall financial performance.  Management provides the Compensation Committee information relating to the anticipated costs that will be incurred as a result of proposed compensation decisions and this information is a significant factor in the Compensation Committee’s program decisions.

Stock Ownership Guidelines

We have stock ownership guidelines for our senior officers, including the NEOs, because the Board believes it is important for the leadership team to have a meaningful stake in the Company to further align management’s interests with those of our stockholders. Under the guidelines, senior officers are to accumulate shares and share equivalents having a market value equal to a prescribed multiple of annual salary.  As of December 31, 2009, all of our NEOs satisfied our stock ownership guidelines, which are set forth below.

Position	Ownership Requirement: Multiple of Annual Salary	Additional Details
CEO and Mr. Coors	5 x	• Each NEO has until 2011or 5 years from commencing NEO status (if later) to reach the required ownership level

Other Named Executive Officers	4 x

•     Shares owned outright, vested RSUs, the value of shares in deferred compensation plans, and the projected after-tax value of unvested RSUs and Performance Units count toward the ownership requirement

Safeguards Ensuring Independence of Compensation Consultant to the Compensation Committee

During 2009, the Company utilized Towers Perrin, a leading global professional services company, to advise the Compensation Committee and Board on the design and potential changes to the Company’s executive and director compensation policies. Towers Perrin also provided services other than executive compensation services to the Company in 2009.

•                  For Molson Coors overall, those fees amounted to approximately $253,000 which was spent primarily on our People Survey conducted for our broad base of employees.

•                  For Molson Coors Canada, Towers Perrin provided actuarial and health and welfare consulting services for which we paid approximately $1.3 million for the year.

The Compensation Committee reviewed the Company’s relationship with Towers Perrin, and there have been multiple safeguards in place internally within the Company and Towers Perrin to ensure the independent judgment of the Compensation Consultant to the Compensation Committee. Ultimately, the safeguards which have been put in place ensure the Compensation Consultant renders candid and direct advice independent of management’s influence.

Safeguards Ensuring Compensation Committee Consultant’s Independence

Internal Safeguards within Molson Coors	Internal Safeguards within Towers Perrin

•                  The Compensation Consultant reports directly to the Compensation Committee and not Company management.

•                  At each Compensation Committee meeting, the Compensation Consultant may request the opportunity to participate in an executive session without members of management present.

•                  Molson Coors management requests for non-executive compensation services from Towers Perrin are made to other consultants within the firm, not to the Compensation Consultant.

•                  The Compensation Committee has exclusive authority to hire, retain, and set the compensation for Towers Perrin’s executive compensation consulting work.

•                  The lead consultant to the Compensation Committee is not the client relationship manager on other services provided to the Company.

•                  The Compensation Consultant to the Compensation Committee participates in no client development activities related to other services.

•                  Other than work for the Compensation Committee, the lead consultant and his team do not work on other consulting assignments for the Company.

•                  No part of the lead consultant’s or his team’s pay is directly impacted by growth in Towers Perrin’s fees from the Company.

Based on its review of the Towers Perrin relationship and the fees paid during 2009, as of February 1, 2010 the Compensation Committee has retained Pay Governance LLC to provide executive compensation guidance as its Compensation Consultant.  Pay Governance LLC employs the former Towers Perrin lead consultant who has been and will continue to serve as the independent advisor to the Compensation Committee.

Compensation Program Elements

A summary of the elements of our executive compensation program is provided in the table below.

Compensation Program Elements

Element	Key Features	Objective
Base Salary	• Fixed dollar amount	• Cover day to day financial obligations. • Part of competitive total rewards package provided by peer companies.

Annual Incentive

•                  For 2009, performance for the Molson Coors Incentive Plan (“MCIP”) was generally measured across the Company based on pre-tax earnings. For the Molson Coors International (MCI) business unit, performance was measured based on international volume growth while managing to a pre-established budget. Individual performance for certain NEOs was also measured with MCIP payouts in part based on performance against cumulative results objectives (CROs) identified by the CEO for his executive officer team. The executive officer team includes all of the direct reports to the CEO.

•                  The CEO’s MCIP award was determined based on the Company’s pre-tax earnings subject to negative discretion on the part of the Board.

•                  Mr. Coors MCIP award was based 100% on the EBIT performance of the MillerCoors joint venture subject to discretionary adjustment by the Board.

•                  The structure and financial performance targets for the MCIP (except for the CEO and Mr. Coors) are established by the Compensation Committee based on recommendations from the CEO and the Global Chief People Officer.

•                  Threshold, target and maximum business performance requirements are defined each year by the Compensation Committee.

•                  MCIP awards are targeted at the 75th percentile based on our review of benchmark market data.  Award payouts can range from 0 to 200% of the target award.

•                  MCIP performance measures are weighted by position based on area(s) of responsibility — corporate, business unit and function.

•                  The Board maintains control over MCIP award payout, gauging reasonableness of incentive payouts looking at performance and financial gain obtained by the Company. Ultimately, the Board determines the percentage of the Company’s financial gain that will be shared with executives and employees.

•                  The Compensation Committee retains discretion to exclude one-time events or adjustments to earnings from computation of awards as it determines appropriate.

•                  Reward executives for performance against annual financial objectives.

•                  Provide rewards for achievement of short-term objectives that have a long-term impact on Company performance.

•                  Part of competitive total rewards package provided by peer companies.

Element	Key Features	Objective
Long-Term Incentive Plan (LTIP)

•                  We grant long-term incentive awards to motivate executives and other employees to achieve our long term goal to grow the Company.

•                  We mix long-term award types and performance metrics in order to balance performance focus with retention value.  This mix also mitigates the risk of over-focus on a single metric to the possible detriment of the Company’s overall long and short-term performance.

•                  Awards to executive officers are provided as Performance Units (40% of awards), Restricted Stock Units (RSUs, 20% of awards) and Stock Options (40% of awards).

•                  For 2009, Performance Units constituted the largest  percentage of the total LTI award to executive officers (approximately 57% of the overall grant rather than the 40% target) due to one-year and two-year Phase-In grants used to transition to this new award format (discussed below).

•                  For 2009, our Stock Options were issued based on a Black-Scholes value of $10.32 per share as of May 8, 2009. This value was determined based on the following assumptions: Risk-free interest rate of 2.46%; Dividend yield of 2.29%; Volatility range of 28.7% - 28.9%; Weighted average volatility of 28.88%; Expected term equal to five to seven years;  The risk-free interest rate was determined based on a zero coupon U.S. treasury security yield at the time of grant.

•                  Maintain executive focus on long-term Company growth and growth in market share.

•                  Key tool for retaining top executive talent.

•                  Part of competitive total rewards package provided by peer companies.

Retirement

•                  Executive officers participate in the same retirement, 401(k) and pension plans as do other salaried employees in their home country.

•                  In addition to the Company’s 401(k) plan in the US, the Company provides the Supplemental Savings and Investment Plan to highly-compensated US employees to address the IRS income and benefit restrictions placed on our retirement plans.

•                  As of April 1, 2009, the Company froze the qualified defined benefit pension plan in place for employees in the Molson Coors Brewing Company (UK) business unit. Messrs. Swinburn, Glendinning and Hunter have benefits in that plan and were impacted along with other employees.

•                  To enhance the opportunity for Mr. Hunter to save on a tax preferred basis, the Company has introduced a non-qualified deferred compensation plan for selected highly paid employees in the UK.  Mr. Hunter is the only NEO who participates.

•                  The Company has qualified defined benefit and defined contribution and non-qualified defined benefit and defined contribution plans in place in Canada. Detail regarding the operation of these plans is provided in the narrative following the Pension Benefits table.

•                  During 2009, Mr. Coors’ non-qualified deferred compensation plan and post retirement salary continuation plan were merged into a new deferred compensation arrangement that will accrue interest at a rate of 4% annually for 2009 and subsequent years. Additional detail is provided in the Pension Benefits table and the subsequent narrative.

•                  Mr. Swinburn has a qualified pension benefit in the UK with a present value of $7,823,734 from which he has elected to begin receiving early retirement benefits of approximately $331,000 annually. The benefits provided through this UK defined benefit pension have been available to all UK employees.

•                  Qualified and non-qualified retirement arrangements are an important element of the financial package provided to executives working to build a secure retirement.

•                  Retirement arrangements are routinely provided by our peer group companies.

Perquisites (Personal benefits)

•                  These personal benefits are provided to our executives based on local country market practice.

•                  Perquisites may include financial planning, company car, executive physicals, executive life insurance, country club dues, and the value of sports tickets not used for business purposes.

•                  Executive life insurance, sports tickets and certain other perquisites are grossed up for tax purposes as described in the footnotes to the Summary Compensation Table.

•                  Column (h) of the Summary Compensation Table (Other Compensation) and the associated footnotes provide additional information regarding perquisites.

• These personal benefits assist our executives in performing their jobs. • Perquisites are a common element of the compensation package provided among our peer group of companies.

Element	Key Features	Objective
Employment Agreements

•                  The Company provides economic protection to senior executives through the combination of the Change in Control (CIC) program which most senior executives other than Mr. Coors participate in along with the Company’s Severance Pay Plan which provides protection to executives in other situations involving termination ‘not for cause’.

•                  The Company has generally found these programs to provide adequate assurance to executives to allow the organization to avoid putting individual employment agreements in place with the majority of executives.

•                  In certain (generally fairly unique) circumstances, the company has found it helpful to structure employment agreements to secure the services of certain highly skilled executives.

•                  Employment agreements are in place for Messrs. Coors, Swinburn, Glendinning and Hunter, and formerly with Mr. Boyce.

•                  These agreements do not provide a guarantee of continued employment but rather clarify the workplace transition that will occur should employment of the executive end in a ‘not for cause’ situation.

•                  Employment agreements are used throughout general industry to attract executives who might not otherwise accept a position.

•                  Agreements assure executives that they will be treated fairly as long as they perform and maintain the best interests of the corporation.

Change in Control (CIC) Benefits

•                  Executives designated by the Compensation Committee, including Messrs.  Swinburn, Glendinning, Hunter, Perkins and previously Mr. Boyce, are eligible to participate in the Change in Control (CIC) Program. Mr. Coors does not participate in the program as he has a separate salary continuation agreement with the Company.

•                  As a condition of participating in the CIC Program, eligible employees are required to enter into confidentiality and non-compete agreements in favor of the Company. The non-compete provisions of the CIC Program protect the Company whether or not a change in control occurs.

•                  Under the CIC Program, a participant is entitled to certain benefits if he or she is terminated by the Company other than for cause (as defined in the CIC Program), death or disability, or if he or she resigns for good reason (as defined in the CIC Program) on or within a certain period of time (for NEOs, two years) after a change in control of the Company (as defined in the CIC Program). These defined terms are described in the narrative to the Potential Payments upon Termination or Change in Control Table. Benefits are also payable if a qualifying termination occurs up to six months prior to the change in control at the request of a third party involved in or contemplating a change in control of the Company.

•                  Help executives retain focus during business transitions when facing financial concerns over loss of position.

•                  A common financial protection provided to executives working within our peer group of companies, these programs address the intense competition for executive talent.

•                  Level the playing field for the company when executive ranks in the surviving entity are being reduced.

Long-Term Incentive Plan Components

LTI Component	General Description
Performance Units (generally 40% of the overall LTIP award)

•                  Performance Units Replace PSP:  The Performance Unit Plan was introduced in 2009 as a replacement for the Performance Share Plan (PSP). The last shares granted under the PSP vested in 2008 upon achievement of the Company’s EBIT performance target. The PSP was structured to provide awards covering a three to five year performance period with vesting and payout upon achievement of a predetermined EBIT target.

•                  Three Year Performance Period:  The variable three to five year performance period for the PSP was appropriate in 2005 to incent participants to effectively operate the merged Molson and Coors businesses.  In 2008, the Compensation Committee reconsidered this feature in light of the Company’s enhanced focus on growth.  Unlike PSP awards, the Performance Unit plan measures Company achievement over three fiscal years.  The three year performance period results in more manageable plan expense than is possible with a variable performance period.

•                  Annual Rather than Three to Five Year Grants:  The Performance Unit Plan provides for annual grants rather than the three to five year grants of the PSP. This design places the organization in better alignment with the market where annual grants are most common. Annual grants provide the plan with greater visibility within the organization which should generate greater focus on key performance metrics and better employee retention. Annual grants also provide less opportunity for the performance metrics to become misaligned with the strategic direction and objectives of the Company.

•                  Considered Earnings Per Share Rather than Pre-Tax Earnings:  Use of Considered Earnings per Share (EPS) for the Performance Unit Plan provides a metric in addition to pre-tax earnings which focuses employees not only on growth in earnings but also on the value created relative to our shares. “Considered Earnings Per Share” is earnings per share adjusted to reflect a normalized Company income tax rate.

•                  Variable Award Payout Based on Achievement Level:  The award has threshold, target and maximum achievement levels which provide a range of payout based on three year cumulative EPS performance. For EPS achievement below ‘Threshold’, the awards expire without value.  For EPS achievement at or above ‘Maximum’, the awards pay out at twice

LTI Component	General Description

the target value.  For EPS achievement within the range from the ‘Low-Growth Threshold’ to ‘Maximum’, awards pay out an amount equal to the cumulative EPS for the performance period times the number of  Performance Units granted. For EPS achievement between “Threshold” and “Low-Growth Threshold,” payout values are further reduced. Payouts at various EPS achievement results are illustrated in the chart below.

•                  Performance Units Provide LTI Balance: In challenging markets where business performance can fall short of objectives, using a scale for determining plan payout can reduce or eliminate the long-term incentive program benefit when business performance objectives are not met.  This downside risk in the Performance Unit plan is offset by the longer term and significant potential upside provided by stock options and the perceived immediate value provided by RSUs.

•                  Measurement of Performance Attainment for Three-Year Performance Units Granted in 2009:

	Performance Unit Awards — 3 Year Cumulative Considered EPS Values

	Vesting Date	Threshold	Low Growth	Target	Maximum Value
	May 14, 2012	$8.28	$9.31	$10.05	$20.10
	% of Award Payable	0%	93%	100%	200%

•                  The value of a unit is equal to the three-year cumulative considered EPS achieved by the Company.

•                  If the cumulative three-year cumulative EPS value achieves threshold, but fails to reach at least the low-growth value, a discount factor is applied to the award, reducing the value by a factor computed as the percentage of the range between Threshold and Low Growth that the company actually achieves for the period.

•                  Performance Unit Award Payout:  The final three year cumulative EPS value is converted to shares by: (1) multiplying the cumulative considered EPS value by the number of units; (2) dividing the product by the fair market value of a share on the vesting date to determine the total number of shares earned; (3) calculating the required tax withholdings and dividing by the closing price of a share on the vesting date; (4) rounding the tax withholding up to the next higher number of whole shares at the vesting date closing price and subtracting that number of shares from the total number of shares earned; and (5) settling the net amount in whole shares at the vesting date closing price, with cash paid for any partial share balance. Awards are subject to forfeiture if the individual does not remain employed through the vesting date.  If the Performance Unit holder retires before the vesting date, the Performance Units vest and are distributed based on the actual performance, prorated for the percentage of the performance period completed.  The Company reserves the right to settle the awards in cash or shares depending on circumstances at the time of vesting. In the event of a change in control, the Performance Units fully vest immediately, the performance period ends, and payment is based on an assumed performance of 120% of target.

•                  Performance Unit Phase-In Grants:  In consideration of the fact that the Performance Unit plan provides for smaller annual awards rather than larger awards every three to five years as under the prior Performance Share plan, the Compensation Committee determined it was appropriate to enhance the Performance Unit grants made in the first year of the program only. Accordingly, the Compensation Committee, with the concurrence of the full Board, in addition to making the initial three-year grant under the Performance Unit plan, made additional smaller one-year and two-year Performance Unit Phase-In grants.  The structure of the Phase-In grants is outlined below.

	Performance Period	Valuation / Conversion Date	Threshold EPS	Target EPS	Maximum EPS
	FY 2009	May 14, 2010	$2.76	$3.04	$6.08
	FY 2009 - 2010	May 14, 2011	$5.52	$6.38	$12.16

•                  For the Phase-In grants, no low-growth considered EPS measure or award reduction factor applies as it was viewed as inequitable to apply this factor given the shorter performance periods, the smaller grant values and the fact that these grants were put in place to bridge from the prior plan structure to the new plan structure.

•                  The process described above for converting the cumulative considered EPS value into Class B common equity is used to convert the Phase-In grants into shares.

•                  As a result of making the Phase-In grants, the performance unit awards granted in 2009 constituted 57% of overall LTIP awards provided for 2009 for NEOs.  While this is higher than the 40% of overall LTIP value we are targeting over the longer term Phase-In, we do not anticipate this imbalance occurring in the future as no further Phase-In grants will be made.

Non-Qualified Stock Options (Options) (40% of Overall LTI Award)

•                  Stock Options Replace SOSARs:  For 2009, having considered data provided by the Compensation Consultant which showed stock options to be superior to SOSARs (Stock Only Stock Appreciation Rights) in light of market practice and certain country-specific tax implications, the Compensation Committee authorized the transition to non-qualified stock options (NQSO’s) for the 40 percent of our annual equity awards to NEOs previously awarded as SOSARs.

•                  Market Practice: Granting options also better aligns the program with market practice because options are far more common than SOSARs.

•                  Three Year Incremental Vesting:  Like the SOSARs previously granted, the annual stock option grants vest in three equal annual installments beginning on the first anniversary of the grant date, subject to continuing employment.

LTI Component	General Description

•                  Termination Provisions: In the event of termination due to death or disability, options not yet vested are forfeited. In the event of retirement or a change in control, all unvested stock options vest.

•                  Ten Year Term / Balance with Performance Units:  The ten year term of our stock options provides an effective retention tool over the longer term as they retain potential value for employees even in the face of a prolonged downturn in the equity markets.  This provides balance when compared with our Performance Unit plan which may lose all value if we miss the threshold performance criteria built into the grant.

•                  Stockholder Focus: Stock options enhance the ownership perspective of our executives by focusing them on the growth in the value of our shares.

Restricted Stock Units (RSUs) (20% of overall LTI Award)

•                  RSUs Balance Our LTI Award Program: The Compensation Committee believes providing part of the annual LTI award in the form of RSUs significantly strengthens the retention value of our LTI by providing a more value-stable component to balance stock options and performance units.

•                  RSU Vesting: Shares vest 100% on the third anniversary of the date of grant, subject to continuing employment.

•                  Employment Termination Impact: Vesting accelerates in the event of a change in control, retirement or death. Otherwise, RSUs are forfeited upon termination.

Equity Grant Process

•                  Timing of Grants: Equity compensation grants to officers subject to Section 16 of the Securities Exchange Act of 1934 (“Section 16 Officers”) were made in May of 2009 at the Compensation Committee meeting to coincide with the timing of the annual stockholder meeting. However, in order to to ensure the United States income tax deductibility of Performance Units in light of Internal revenue Code Section 162 (m), the maximum Performance Unit award values for the Section 16 Officers were set at the March Compensation Committee meeting, and adjusted through the exercise of negative discretion.   For 2010 and thereafter, the Compensation Committee has shifted the annual grants to an earlier date so that grants are made within the period required by IRC 162(m) and at the same time as the Company’s annual salary adjustments and short-term incentive (MCIP) payout. And goal setting.

•                  Integration of Performance and Total Compensation: Moving the annual grants earlier in the year will permit the Compensation Committee to consider an NEO’s entire compensation package at the same time, effectively integrating our performance assessment and talent management discussions with our base salary, MCIP and LTIP award processes..

•                  Other Grants: Individual recognition equity awards may be granted at other times during the year related to special events (joint ventures, extraordinary performance, etc.). Awards of stock options, RSUs or other equity incentives to new executive officers occur at the time the individual joins the organization or first becomes an officer.  No such grants were made to NEOs in 2009.

•                  Timing of Equity Grants: We have no practice of timing equity grants to coordinate with the release of material non-public information, and we have not timed the release of material non-public information for the purpose of affecting the compensation of our NEOs.

•                  Additional Grant Detail: See columns (f) and (g) of the Summary Compensation Table, columns (f) through (i) of the Grants of Plan-Based Awards Table and the Outstanding Equity Awards Table for more information on long-term incentive awards granted to the NEOs.

2009 Awards by Named Executive Officer

Effect of Corporate and Business Unit Performance on 2009 MCIP Awards.  2009 MCIP awards (paid in 2010) were based on a combination of corporate, business unit, and individual performance. The combination of factors depended on the business unit in which the executive works.

For the CEO, 100% of the MCIP payout was based on Company pretax earnings subject to discretionary adjustment by the Board.

For Mr. Coors, 100% of the MCIP payout was based on the EBIT performance of the MillerCoors Joint Venture, subject to discretionary adjustment by the Board.

NEOs within MCBC Corporate (other than the CEO) had 75 percent of their MCIP award based on the overall pretax earnings of the Company. The other 25 percent was based on collective results objectives (CROs) which were shared across all (Corporate and business unit) executive officers.

NEOs within our Canadian and UK business units had 50 percent of their annual incentive based on the pretax earnings of their business unit, 25 percent based on the overall pretax earnings for the Company and 25 percent on the CROs identified for all of the executive officers.

The CEO recommended CROs for each executive officer and, with the Compensation Committee’s approval, rewarded each (through the team MCIP component) for the performance of the group as a whole to encourage teamwork and collective decision making.  The objectives focused on key areas such as being recognized for world class corporate responsibility, growing the business, improving our profitability, and developing and fully engaging our base of talented employees.  The scoring of performance against the CROs was performed on a pass or fail basis. If the leadership team successfully achieved 80% or more of the objectives, the team received the full value of Enterprise bonus achievement for the 25% of their incentive impacted by the CROs.  If less than 80% of the CROs were achieved, the leadership team would receive nothing for that portion of the incentive.  The team achieved greater than 80% of the objectives for the year resulting in a 200% payout for 25% of their incentive.  The CEO, the Compensation Committee and the Board believe this was an excellent way of building teamwork and leveraging the efforts of the executive officers.

Based on his 2009 promotion into the President and CEO role for Molson Coors Canada (MCC), Mr. Perkins’ incentive was prorated based on the portion of the year he spent in the two business units, first as Chief Strategy Officer and President of Global Brand and Market Development, also known as Molson Coors International (MCI), and next as President and Chief Executive Officer of MCC.  In both his MCI and MCC roles, 25% of the incentive was based on Company pretax earnings achievement and 25% was based on executive team achievement against the CROs.  For the remaining 50% of the MCI incentive, achievement was measured based on growth in product sales volume with the possibility for a 25% addition to or subtraction from the incentive multiplier if business unit costs fell outside of a specific corridor.  For the remaining 50% of the MCC incentive, achievement was measured based on pretax earnings for the business unit.

The pretax earnings achievement for the Company, the Canadian and UK business units, and the MillerCoors Joint Venture was determined based on a performance scale which includes threshold, target and maximum performance levels for the year.  The Compensation Committee (or the Board in the case of the CEO and Mr. Coors) reserved discretion to adjust awards for unforeseen economic or business issues impacting any one or all of the businesses.

Unit MCIP Payout Multiplier Determination

The following table summarizes our 2009 MCIP performance achievement levels required for our business units other than MCI for payout at target (100%), 150% of target and 200% of target.  For the MCI business unit, threshold (50% of target) and target (100%) performance levels of sales in volume are shown.  For the MillerCoors Joint Venture the measure is EBIT rather than pretax earnings.  All earnings figures reported are in millions of US dollars, and volume figures are in thousands of hectoliters.  We have adjusted the target figures using current exchange rates in order to remove the impact the change in exchange rates has on the calculations over the course of the year.

	Income Achievement Levels			Actual	Payout
MCBC Business Unit	Pre-Tax Income (EBIT for Miller Coors) for 100% (Target) Payout	Pre-Tax Income (EBIT for Miller Coors) for 150% of Target Payout	Pre-Tax Income (EBIT for Miller Coors) for 200% of Target Payout	Bonusable Pre- Tax Income (EBIT for Miller Coors) Achievement	Business Unit Component Payout Percentage
MCBC (UK) (1)	$87.0	$95.7	$104.3	$107.5	200%
MCC (2)	$441.7	$463.8	$477.0	$451.3	122%
MCBC — Corporate (3)	$656.2	$689.0	$721.8	$726.0	200%
MillerCoors Joint Venture (4)	$397.0	$426.6	$456.1	$405.6	115%

	Volume Required for Threshold (50% of Target) Payout (HL)	Volume Required for 100% (Target)Payout (HL)		Volume Achievement (HL)	Business Unit Component Payout Percentage
MCI (5)	610.0	700.0		666.0	81% (106%)

(1)          MCBC (UK) bonusable pre-tax income of $107.5 million is above the 200% or maximum payout level for the plan so a maximum or 200% payout multiplier was applied. MCBC (UK) pre-tax income for bonus purposes in 2009 of $107.5 million is defined as pretax income of $109.4 million adjusted for $1.9 million in special items, net. This adjustment relates to special items including the exclusion of incremental pre-tax income resulting from the purchase of the Cobra business.

(2)          MCC earnings prior to adjustment were $432.7 million. This number was adjusted for approximately $18.6 million of special items, net.  These adjustments excluded special items including foreign exchange hedge losses, certain incremental marketing spend, and loss of income due to the sale of the Canadians Hockey Club. The adjustment moved bonusable pre-tax income achievement to $451.3 million. Using linear interpolation between the target and maximum, we arrived at an overall payout percentage equal to 122%.

(3)          Company pretax income for bonus purposes in 2009 of $726.0 million is above the $721.8 million maximum   level defined for the plan so the maximum or 200% payout multiplier applied. Company pretax income was defined as income from continuing operations before income taxes and minority interests of $718.5 million, adjusted for $7.5 million of special and other one-time items, net.  These adjustments removed incremental marketing spend and certain unplanned long-term incentive compensation expense.

(4)          The MillerCoors Joint Venture generated pre-tax earnings of $405.6M against a target of $397M. Based on this achievement, the payout multiplier for this unit was set at 114.6%% of target.

(5)          MCI sales for the year were 666 thousand hectoliters. Using linear interpolation between the threshold and target payout levels, we arrived at an overall payout percentage of 81%. In addition, MCI achieved its budget containment objective resulting in the addition of 25% to the final business unit payout multiplier or a final multiplier of 81% + 25% or 106%.

2009 MCIP AWARD COMPUTATION TABLE

The following table summarizes the calculation of final MCIP payouts after review by the Compensation Committee (or the Board in the case of the CEO and Mr. Coors).

NEO	Unit Focus	2009 Eligible Earnings	Annual Target % of Base Salary	Weight	Annual Incentive Target $	MCIP Multiplier(1)	MCIP Award for 2009 (2)(3)
Peter Swinburn	MCBC Corp	$875,000	120%	100%	$1,050,000	200%	$2,100,000

Stewart Glendinning	MCBC Corp	$515,068	75%	75%	$289,726	200%	$579,452
	CROs	$515,068	75%	25%	$96,575	200%	$193,151
	Total				$386,301		$772,603

Peter Coors	MillerCoors	$849,750	80%	100%	$679,800	115%	$779,051

Mark Hunter	MCBC-UK	$457,616	75%	50%	$171,606	200%	$343,212
	MCBC Corp	$457,616	75%	25%	$85,803	200%	$171,606
	CROs	$457,616	75%	25%	$85,803	200%	$171,606
	Total				$343,212		$686,424

David Perkins (4)	MCC	$286,754	75%	50%	$107,533	122%	$131,190
	MCBC Corp	$286,754	75%	25%	$53,766	200%	$107,533
President & CEO,	CROs	$286,754	75%	25%	$53,766	200%	$107,533
MCC (7/1- 12/31)	Incentive split agreed upon at the time of Mr. Perkins’ promotion
	MCI	$227,638	75%	50%	$85,364	106%	$90,485
President, Global Brand &	Corporate	$227,638	75%	25%	$42,682	200%	$85,364
Market Development	CROs	$227,638	75%	25%	$42,682	200%	$85,364
(1/1 – 6/30)	Total				$385,793		$607,470

Kevin Boyce (5)	MCC	$298,384	75%	100%	$223,788	100%	$223,788

(1)                    The multiplier shown is aligned with corporate, business unit or CRO performance and represents achievement against objectives. This multiplier was subject to discretionary adjustment (up or down subject to plan payout maximum) by the Compensation Committee or the Board (depending upon which NEO is being considered) based on individual performance. This calculation reflects a plan within a broader plan established for purposes of setting maximum MCIP awards for purposes of section 162(m) of the Internal revenue Code. All awards are subject to the maximum limitation set by the broader plan. The broader plan establishes a pool from which MCIP awards are to be paid, and all actual payouts are the result of the Committee’s exercise of negative discretion.

(2)                    MCIP Element Calculation = Incentive Eligible Earnings (base salary earned during the plan year) times (Annual Incentive Target percentage (%)) times (Individual MCIP Multiplier). Total MCIP awards for an executive are determined by adding multiple MCIP elements together (that is, CROs, Company element, and Business Unit element where applicable).

(3)                    Based on 2009 performance, incentives awarded under the 2009 MCIP to the individual NEOs were above target recognizing the achievement of the Company in the face of a very challenging economic climate. The awards varied from 200% of target objective for MCBC (UK) and the Company to 122% for MCC, 114.6% for the MillerCoors Joint Venture and 106% for MCI. Description of how the multipliers were determined is contained within the Unit MCIP Multiplier Determination table above. Final bonus calculations for our NEOs are detailed in the table above. The Grants of Plan Based Awards Table provides information on threshold, target and maximum MCIP awards.

(4)                    Per the terms of Mr. Perkins’ offer letter dated June 5, 2009, his 2009 annual incentive was computed based on the MCI plan (through June 30) and the balance of the year on the MCC plan. For purposes of the table above only, the exchange rate used to convert Mr. Perkins’ incentive for the 2nd half of 2009 was .928745 US Dollars to the Canadian dollar.

(5)                    Kevin Boyce’s award was prorated at target using his base salary ($756,935) for 5.25 months and assuming performance at target. For purposes of the table above only, his salary was converted to US dollars using the exchange rate of .90103 US dollars to the Canadian dollar identified as of the date of his termination.

ANALYSIS OF 2009 AWARDS BY NAMED EXECUTIVE OFFICER

Peter Swinburn

Compensation Program Element	Description of Awards for 2009
Base Salary

Based on the relatively short period of time in his new position as CEO prior to the 2009 salary planning process, the Board determined it would be appropriate to keep Mr. Swinburn’s salary unchanged at $875,000 for all of 2009. Relative to the peer company and other industry benchmark data for the CEO position, Mr. Swinburn’s base salary was somewhat below the 25th percentile of salaries paid by our peer group during 2009.

2009 Molson Coors Incentive Plan (MCIP) Award

For 2009, Mr. Swinburn’s MCIP target was raised from 100% of base salary to 120% of base salary which brought his target into line with our 75th percentile objective for this element of compensation looking at data for our peer group of companies and at other industry benchmark data. Mr. Swinburn’s 2009 annual incentive award paid in 2010 was $2,100,000 representing a maximum (200%) payout on his MCIP target of $1,050,000. His 200% payout therefore is approximately 200% of the market target for his position. The award was determined based on review of overall Company achievement of $726 million which exceeded our Company target by 11%.

2009 LTIP Award

The total dollar value of Mr. Swinburn’s 2009 equity award was $4.9 million. This target is above the peer company CEO long-term incentive at the 50th percentile. This equity award value was determined by the Board upon as recommended by the Compensation Committee, after reviewing peer group and other benchmark industry data.

Performance Units

Total value of the phase-in Performance Unit grants and of the three-year Performance Unit grant was $2.8 million or 57% of Mr. Swinburn’s total equity grant. Due to the additional phase-in Performance Unit grants, this percentage exceeded the percentage of the overall LTIP grant we have targeted for the Performance Units. We expect the Performance Units, stock options and RSUs granted to the CEO in 2010 will align with our stated target allocation (40% Performance Units /40% Stock Options /20% RSUs).

Stock Options	135,659 stock options were granted at a Black-Scholes value of $10.32 each, based on a grant value of $1.4 million or 29% of the overall award value.

RSUs	16,659 RSUs were granted at a grant date share price of $42.02, based on a grant value of $0.7 million or 14% of the overall award value

Stewart Glendinning

Compensation Program Element	Description of Awards for 2009
Base Salary

Mr. Glendinning received a performance rating of “On Target” for his contributions for the second half of 2008. Based on this performance, the key role he is positioned to play relative to achievement of our business objectives and the market position of his salary at 94% of market median (50th percentile) looking at  peer and other benchmark industry data for the CFO position, the CEO and Compensation Committee awarded  Mr. Glendinning a 4% salary increase. This moved his base salary from $500,000 to $520,000 and to 98% of the market median. The increase was at the top end of increases provided to all of the NEO’s and reflected Mr. Glendinning’s immediate strong performance in his new role.

2009 Molson Coors Incentive Plan (MCIP) Award

Mr. Glendinning’s 2009 annual incentive award paid in 2010 was  $772,603 which reflected maximum (200%) payout on both the Company  performance (75%)  and CRO (25%) elements of the incentive computation (see the 2009 MCIP Award Computation chart above for details regarding this computation). Mr. Glendinning’s incentive target is 75% of base salary which falls above the 50th percentile (70% of base salary) looking at our peer group and other benchmark industry data for the CFO position, but below our objective of 75th percentile (90% of base salary).

2009 LTIP Award

The total dollar value of Mr. Glendinning’s 2009 equity award was $1.6 million. The overall target value of the award was determined by the Compensation Committee upon review of peer group and other benchmark industry data for long-term incentive award targets. Mr. Glendinning’s LTIP award approximated the 50th percentile of the market data reviewed.

Performance Units

Total value of the phase-in Performance Unit grants and the three-year Performance Unit grant was $920,011 or 57% of Mr. Glendinning’s total equity grant. As discussed in the summary for Mr. Swinburn above, we expect the LTI award to revert to our target mix (40% Performance units, 40% stock options, 20% RSUs) for 2010.

Stock Options	44,574 stock options were granted at a Black-Scholes value of $10.32 each, based on a grant value of $0.5 million or 29% of the overall award value.

RSUs	5,474 RSUs were granted at a grant date share price of $42.02 based on a grant value of $0.2 million or 14% of the overall award value

Peter Coors

Compensation Program Element	Description of Awards for 2009
Base Salary

For 2009, the Board decided to keep Mr. Coors’ base salary at $850,000 in recognition of the fact that Mr. Coors’ position is unique, and no benchmark data is available to determine the market position of his salary, which is established based on the contribution he makes to the organization in relation to the contribution of the CEO and other NEOs.

2009 Molson Coors Incentive Plan (MCIP) Award

Mr. Coors’ 2009 annual incentive award paid in 2010 was $779,051 which reflects 114.6% of his target award. This award was determined by the Board based upon the performance of the MillerCoors Joint Venture applying the metrics of the MillerCoors annual incentive plan and Mr. Coors’ contribution and performance relative to the success of that business unit.

Because of the unique nature of Mr. Coors’ position, it is not possible to compare Mr. Coors’ incentive target relative to market benchmark data. As the Chairman (and previously Vice—Chairman) of MillerCoors, Mr. Coors did not have a CRO component as part of his incentive computation.

See the Unit MCIP Multiplier Computation and 2009 MCIP Award Computation charts above for details regarding Mr. Coors’ MCIP award.

2009 LTIP Award

The total dollar value of Mr. Coors’ 2009 equity award was $2 million. Based on the unique nature of Mr. Coors’ position, it is not possible to compare his LTIP target to market benchmark data. The overall target value of Mr. Coors’ award had previously been set at approximately 80% of the dollar target of the CEO. For 2009, the Compensation Committee decided to align Mr. Coors’ award more closely with the other NEOs, focusing less on alignment with the CEO. Despite this adjustment in award alignment, Mr. Coors’ award was set 25% to 42% higher than the other NEOs, reflecting the unique role he fills for the Company in contributing to the success of MillerCoors.

Performance Units	The total value of the three-year Performance Unit grant provided to Mr. Coors was $0.8 million or 40% of Mr. Coors’ total equity grant. Mr. Coors did not receive phase-in Performance Unit grants.

Stock Options	77,520 stock options granted at a Black-Scholes value of $10.32 each, based on a grant value of $0.8 million or 40% of the overall award value.

RSUs	9,520 RSUs were granted at a grant date share price of $42.02, based on a grant value of $0.4 million or 20% of the overall award value.

David Perkins

Compensation Program Element	Description of Awards for 2009
Base Salary

For 2009, Mr. Perkins received a 4% base salary increase on April 1, 2009 reflecting the “Above Target” performance rating he received for the work he had done as Chief Strategy Officer and President, Global Brand and Market Development during 2008.  At the time of his subsequent promotion to President and CEO of the MCC business unit on June 5, 2009, Mr. Perkins received a roughly 15% increase from $468,000 to $540,618, or CAD$600,000. This increase brought Mr. Perkins’ base salary to slightly above the 75th percentile for his new position based on a comparison with peer company and other benchmark industry data. The Compensation Committee determined this increase was appropriate based on Mr. Perkins’ strong past and anticipated future performance and the importance of his role as head of one of our largest business units.

2009 Molson Coors Incentive Plan (MCIP) Award

Mr. Perkins’ 2009 annual incentive award paid in 2010 was $607,470 (CAD$670,754). Per an agreement made with Mr. Perkins upon his assuming the role of President and CEO of the MCC business unit, Mr. Perkins’ incentive was split between his time as the Chief Strategy Officer and President, Global Brand and Market Development (MCI) and his time as the President and CEO of Molson Coors Canada (MCC). Details regarding the computation of Mr. Perkins’ MCIP award can be found in the Unit MCIP Award Multiplier and 2009 MCIP Award Computation charts above. Mr. Perkins received the maximum award for executive officer achievement of the CROs. He also received the maximum award (200%) for the Company components of both parts (MCI and MCC) of his incentive. Mr. Perkins’ final award reflects a 106% multiplier for his achievement as the head of MCI and a 122% performance multiplier for his leadership of the MCC business unit. Neither half of his overall award was adjusted up or down by the Compensation Committee.  Mr. Perkins’ MCIP target of 75% of base salary falls below the 75th percentile of US peer group and other benchmark industry data reviewed for his position (80% of base salary), but above the 75th percentile for Canadian benchmark industry data for his position (55% of base salary).  Because the Company strives to establish compensation benchmark targets that support movement of executives between operations which in many cases includes moves across geographic borders, we benchmark against our US peer group and the local country comparator group.  This allows us to identify compensation targets which will allow greater ease in moving our executives. The Compensation Committee believes the 75% of base salary target is appropriate based on their review of our peer group in addition to the local market comparator group, taking into account that this target is for the leader of one of our Company’s largest operations.

David Perkins

Compensation Program Element	Description of Awards for 2009
2009 LTIP Award

The total dollar value of Mr. Perkins’ 2009 equity award was $1.4 million.  This value was determined by the Compensation Committee upon review of peer group and other benchmark industry long-term incentive data for a similarly situated business unit president. Mr. Perkins’ LTIP award was slightly below the 50th percentile for his role.

Performance Units

Total value of the phase-in Performance Unit grants and the three-year Performance Unit grant was equal to $0.8 million or 57% of Mr. Perkins’ total equity grant.  We expect the LTI award to revert to our target mix (40% Performance Units, 40% stock options, 20% RSUs) for 2010.

Stock Options	38,760 stock options were granted at a Black-Scholes value of $10.32 each, based on a grant value of $0.4 million or 29% of the overall award value.

RSUs	4,760 RSUs were granted at a grant date share price of $42.02, based on a grant value of $0.4 million or 14% of the overall award value

Mark Hunter

Compensation Program Element	Description of Awards for 2009
Base Salary

Mr. Hunter’s performance rating for 2008 was “On Target”. For 2009, he received a 3% salary increase from $429,000 to $441,870 (GBP 300,000 to GBP 309,000).  Based on US Peer and UK benchmark industry data for a business unit president, Mr. Hunter’s salary was at 97% of the median for peer company and other benchmark industry data prior to the salary increase and at approximately the market median (50th percentile) after the increase.  The Compensation Committee awarded the 3% increase based on solid performance in a challenging marketplace and to maintain competitiveness with benchmark pay for Mr. Hunter’s position.

2009 Molson Coors Incentive Plan (MCIP) Award

Mr. Hunter’s 2009 annual incentive award for 2009 paid in 2010 was approximately $686,424 (GBP 460,171).This award included a maximum (200%) multiplier for all three components of the incentive (business unit , MCBC , and executive officer CROs). The award was not adjusted up or down by the Compensation Committee. Details regarding the calculation of the incentive are summarized in the 2009 MCIP Award Computation table which appears above.  Mr. Hunter’s 75% MCIP target is below the 75th percentile identified for similarly-situated US business unit presidents within the US peer group and other benchmark industry data.  The target is above the 75th percentile identified for business unit presidents in general industry comparators within the UK. As we indicated in the discussion above for Mr. Perkins, benchmarking for incumbents outside the US is completed looking at the US peer and benchmark industry data in addition to local market benchmark industry data with an objective of identifying a competitive level which will allow for movement of our executive team between facilities and across geographies. Mr. Hunter’s 75% MCIP incentive target supports this objective.

2009 LTIP Award

The total dollar value of Mr. Hunter’s 2009 equity award was $1.6 million.  This value was determined by the Compensation Committee upon review of peer group and other benchmark industry long-term incentive data for a similarly situated business unit president.  Mr. Hunter’s LTIP award was slightly above the 50th percentile for similarly-situated US business unit presidents within our peer group and general industry.  This award is above the 75th percentile for business unit presidents in general industry comparators within the UK.

Performance Units

Total value of the Phase-In Performance Unit grants and the three year Performance Unit grant was equal to $0.9 million or 57% of Mr. Hunter’s total equity grant.  We expect the LTI award to revert to our target mix (40% Performance Units, 40% stock options, 20% RSUs) for 2010.

Stock Options	44,574 stock options were granted at a Black-Scholes value of $10.32 each, based on a grant value of $0.5 million or 29% of the overall award value.

RSUs	5,474 RSUs were granted at a grant date share price of $42.02, based on a grant value of $0.2 million or 14% of the overall award value

Kevin Boyce

Compensation Program Element	Description of Awards for 2009
Base Salary

Mr. Boyce’s performance rating for 2008 was “Below Target”.  In April of 2009 he received a 1% salary increase moving his salary from approximately $618,272 to approximately $624,454(CAD$749,441 to CAD$756,935).  This increase reflected a base salary above the 75th percentile looking at peer group and benchmark industry data for a similarly-situated business unit president in the US or Canada.

Kevin Boyce

Compensation Program Element	Description of Awards for 2009
2009 Molson Coors Incentive Plan (MCIP) Award

It was determined that it would be in the best interest of Mr. Boyce and the Company to exercise the termination provisions employment agreement that had been put in place during 2008. As part of that agreement, Mr. Boyce was guaranteed a prorated payout of his MCIP award at the time of his severance reflecting business unit and individual performance at target. Mr. Boyce’s award prorated through his June 5, 2009 separation date was $223,788 (CAD$201,640). Details regarding the computation of the award are contained in the 2009 MCIP Award Computation table which appears above.

2009 LTIP Award

Mr. Boyce received an equity award for 2009 of $980,000 which while above the 75th percentile for the Canadian market, was significantly below the US 50th percentile for both our peer companies and other benchmark industry data. All components of this award were forfeited (cancelled in full) when Mr. Boyce’s employment ended.

Performance Units	Total value of the Phase-In Performance Unit grants and the three year Performance Unit grant was equal to $0.56 million or 57% of Mr. Boyce’s total equity grant.

Stock Options	27,132 stock options were granted at a Black-Scholes value of $10.32 each, based on a grant value of $0.28 million or 29% of the overall award value.

RSUs	3,332 RSUs were granted at a grant date share price of $42.02, based on a grant value of $.14 million or 14% of the overall award value

COMPENSATION COMMITTEE REPORT

The Compensation Committee, comprised of independent directors, reviewed and discussed the above Compensation Discussion and Analysis (CD&A) with the Company’s management. Based on the review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the CD&A be included in these proxy materials.

SUBMITTED BY THE COMPENSATION COMMITTEE

H. Sanford Riley (Chair)	Rosalind G. Brewer	Charles M. Herington

The following tables summarize the total compensation earned in 2009 by each of the Named Executive Officers (NEOs).

SUMMARY COMPENSATION TABLE FOR 2009

						Change in Pension Value
				Stock	Non-Equity	and Non-qualified
			Stock	Option	Incentive Plan	Deferred	All Other
Name and Principal		Salary	Awards	Awards	Compensation	Compensation	Compensation
Position	Year	($)	($)(1)	($)(2)	($)(3)	Earnings ($)(4)	($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Peter Swinburn	2009	875,000	3,500,020	1,400,001	2,100,000	1,307,318	240,456	9,422,784
President and Chief Executive Officer; former President and Chief Executive Officer of Coors Brewing Company(6)	2008	746,963	1,656,845	699,252	824,277	926,515	1,631,163	6,032,199
	2007	691,642	215,396	712,126	674,827	0	39,702	2,679,542

Stewart Glendinning(7)	2009	513,333	1,150,028	460,004	772,603	194,724	62,888	3,153,563
Global Chief Financial Officer	2008	430,206	433,662	115,486	229,852	20,575	153,162	1,098,155

Peter H. Coors	2009	849,750	1,200,030	800,006	779,051	0	131,363	3,760,201
Chairman of the Board; Executive Chairman, Coors Brewing Company(6)	2008	841,500	2,416,509	1,267,452	1,188,721	878,599	91,678	6,811,902
	2007	816,667	455,702	1,506,891	1,320,000	0	85,978	5,198,540

David Perkins(7)	2009	551,054	1,000,021	400,003	607,470	782,541	446,464	3,787,453
President and Chief Executive Officer, Molson Canada

						Change in Pension Value
				Stock	Non-Equity	and Non-qualified
			Stock	Option	Incentive Plan	Deferred	All Other
Name and Principal		Salary	Awards	Awards	Compensation	Compensation	Compensation
Position	Year	($)	($)(1)	($)(2)	($)(3)	Earnings ($)(4)	($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Mark Hunter(7)	2009	480,314	1,150,028	460,004	686,424	1,826,818	37,746	4,641,333
President and Chief Executive Officer, Coors Brewers Limited	2008	555,000	48,904	99,089	308,589	205,901	39,416	2,298,656

Kevin T. Boyce	2009	270,653	700,021	280,002	223,788	329,888	3,419,792	5,224,133
President and Chief Executive Officer, Molson Canada	2008	699,535	1,157,355	550,357	288,058	153,466	86,991	3,076,058
	2007	664,554	215,396	1,023,653	620,355	0	92,966	2,353,546

(1)       Amounts shown reflect the full value of stock-based compensation awards, other than stock options in accordance with authoritative accounting literature relating to stock-based compensation awards and do not reflect either the fair market value of the grant to the NEO or whether the NEO actually realized a financial benefit from the award during fiscal 2009. For information on the assumptions used to calculate the value of the awards, refer to Note 15 to the Company’s consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended December 26, 2009, as filed with the SEC on February 22, 2010. In accordance with SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)          Amounts shown reflect the full value of stock option awards in accordance with authoritative accounting literature relating to stock-based compensation awards and do not reflect either the fair market value of the grant to the NEO or whether the NEO actually realized a financial benefit from the award during fiscal 2009. For information on the assumptions used to calculate the value of the awards, refer to Note 15 to the Company’s consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended December 26, 2009, as filed with the SEC on February 22, 2010. In accordance with SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)       Represents annual incentive amounts earned by the NEOs under the Molson Coors Incentive Plan (MCIP) for fiscal year 2009 and paid in 2010.

(4)          The amounts shown in column (g) include change in pension value under the tax-qualified pension plan for our UK and Canadian units and under the SERP. Amounts shown for years prior to 2009 also include the change in value of benefits under the Molson Coors Retirement Plan or the US tax qualified defined benefit pension plan, which was transferred to MillerCoors at the time the joint venture was formed.

(5)          The amounts shown under “All Other Compensation” include the following*:

	Executive Life Insurance	Financial Planning	Long- Term Disability	401(k) Match	Sports Tickets	Car Allowance	Other	Tax Gross-Up
Peter Swinburn	Yes	Yes	Yes	Yes	Yes	Yes	$187,154	Yes
Stewart Glendinning	Yes	Yes	Yes	Yes	Yes	yes	22,252	Yes
Peter H. Coors	$69,312	Yes	Yes	Yes	Yes	No	Yes	$34,893
David Perkins	Yes	Yes	Yes	No	No	Yes	$434,482	Yes
Mark Hunter	Yes	No	No	No	No	$33,095	Yes	No
Kevin Boyce	Yes	Yes	Yes	No	No	Yes	$10,086	Yes

*           Amounts indicated as “yes” are aggregate incremental costs that are less than the greater of $25,000 or 10% of the total amount of perquisites and personal benefits provided to the NEO. Items not indicated in any of the columns which attain the reporting threshold appear in the ‘other’ column above.  Included in the ‘other’ column: Mr. Swinburn received a $100,000 payment per the terms of his relocation agreement in addition to a $65,000 housing bonus. He received a parking allowance, an award for service with the Company, and tax reimbursement for costs associated with his relocation. Mr. Glendinning received $15,320 related to his relocation in 2008 and a parking allowance.  Mr. Coors received a parking allowance. Mr. Hunter received a taxable healthcare supplement. Mr. Perkins’ received $432,470 associated with his relocation to Canada, a parking allowance and executive physical while working in the US, and a cafeteria allowance and executive life insurance after formally being placed on our Canadian payroll on August 1st. For the period during which Mr. Boyce was employed with the Company during 2009, he received use of a Company vehicle and a cafeteria allowance.

Name	Gross-up of Executive Life Insurance	Gross-up of Relocation Expenses	Gross–up of Sports Tickets	Gross-up of Executive Physical	Total Gross-up Amounts
Mr. Swinburn	Yes	Yes	Yes	No	8,760
Mr. Glendinning	Yes	Yes	Yes	Yes	3,767
Mr. Coors	$34,136	No	No	Yes	34,893
Mr. Perkins	No	Yes (8)	No	Yes	1,002
Mr. Hunter	No	No	No	No	No
Mr. Boyce	No	No	No	No	4,498

(6)          Messrs. Coors and Swinburn serve on the Board of Directors of the Company but neither is separately compensated as a Director. Mr. Coors’ relationship to the Company and the determination of his compensation package is discussed in further detail above under “Important Factors Impacting Compensation Decision Making.”

(7)          Mr. Hunter is a United Kingdom resident and is paid in British pounds.  Mr. Perkins was a Canadian resident from August 1, 2009 to calendar year-end. Mr. Boyce is a Canadian resident.  The amounts set forth in the table reflect conversion of the compensation amounts into U.S. dollars as follows:  Mr. Boyce was paid in Canadian dollars from January 1 until his termination on June 5, 2009.  For this period an average rate of $0.824978 US dollars to the Canadian dollar was used.  For severance payments made as of June 5, 2009, including base, bonus, prorated bonus and other items paid to Mr. Boyce, the currency conversion rate established was $0.90103 US dollars to the Canadian dollar. For amounts paid throughout the year, average annual exchange rates of $0.639 US dollars to the British pound and $0.880968 US dollars to the Canadian dollar were used. For incentives other than Mr. Boyce’s, the exchange rate was identified as of March 1, 2010. For the UK this was $0.6563 US dollars to the British pound and for Canada the rate was $0.9510 US dollars to the Canadian dollar. For a special bridge salary payment made to Mr. Perkins in Canada, the date used for the currency conversion was August 1, 2009, at $0.92489 US dollars to the Canadian dollar.  For conversion of Mr. Perkins’ salary for the period August 1, 2009 to December 3, 2009 when he had completed his move to Canada, an average exchange rate of $0.9369 US dollars to the Canadian dollar was used.  Finally, for pension related amounts, the exchange rate at fiscal year-end was $0.9532 US dollars to the Canadian dollar and $0.6279 US dollars to the British pound.

(8)          We have noted that Mr. Perkins’ relocation expenses of $432,470 will be grossed up for taxes in 2010.  This additional compensation will appear in next year’s proxy.

Narrative to the 2009 Summary Compensation Table

The amounts shown in the Summary Compensation Table include base salary, annual incentives, long-term incentive amounts, benefits and perquisites as described more fully in “Compensation Program Elements”.  The amounts shown in the column entitled “Non-Equity Incentive Plan Compensation” include amounts earned under the MCIP for 2009, paid in 2010.  The narrative description of the other information in the Summary Compensation Table is provided in the remaining tables.

Material Terms of Employment Agreements

The Company has employment agreements in place with Peter H. Coors, Executive Chairman of Coors Brewing Company, Peter S. Swinburn, President and CEO of the Company and Stewart Glendinning, Chief Financial Officer of the Company.  In addition, MCBC UK has an employment agreement in place with Mark Hunter.  On June 5, 2009, the Company exercised its termination rights under the employment agreement with Kevin Boyce, former President and CEO of MCC. Details regarding the exercise of those rights are contained in the text below.

Coors Employment Agreement.  We entered into an employment agreement with Mr. Coors that took effect on June 27, 2005 (the Effective Date). Mr. Coors receives an annual base salary of $850,000, which remains unchanged since 2008.  Mr. Coors has a target bonus percentage of at least 80% of his annual base salary.  Mr. Coors received 80,000 RSUs (adjusted for the 2007 stock split) on approximately the Effective Date, which vest over a five year period, ending in 2010, as consideration for relinquishing his rights under his pre-merger change in control agreement. The RSUs will not be settled until 6 months after Mr. Coors’ termination of employment.

In conjunction with entering into the employment agreement, Mr. Coors also entered into a confidentiality and non-competition agreement in favor of the Company that applies during the term of his employment and for twelve months thereafter.

Mr. Coors is also covered by a post-termination compensation agreement described in more detail in the “2009 Awards by Named Executive Officer” section and in the narrative to the 2009 Pension Benefits Table, below. The termination benefit became non-forfeitable when Mr. Coors reached age 55.  The agreement also includes provisions for accelerated payout in the event of a sale or other disaffiliation of Coors Brewing Company from the Company.

Swinburn Employment Agreement.  Mr. Swinburn’s employment agreement as CEO took effect on July 1, 2008. The agreement provides that Mr. Swinburn’s employment may be terminated by the Company on 24 months prior written notice or by Mr. Swinburn by giving 6 months prior written notice.  Under the terms of his prior employment agreement, which took effect December 1, 2007, Mr. Swinburn became entitled to certain relocation and housing assistance benefits which are reflected in “Other Compensation” in the Summary Compensation Table as well as travel expense benefits to the U.K., a monthly car allowance and 10,000 RSUs which were granted on March 3, 2008 which vest on the third anniversary of the date of grant.

Glendinning Employment Agreement.  Mr. Glendinning’s employment agreement as CFO took effect on July 1, 2008. The agreement provides that, in the event of involuntary termination by the Company other than for cause, Mr. Glendinning receives continued salary and benefits for 12 months.   The agreement also provides for certain additional benefits such as a car allowance; and five weeks vacation annually.  Pursuant to the agreement, Mr. Glendinning was granted 5,000 RSUs on July 1, 2008 which will vest on the third anniversary of the date of grant.

Hunter Employment Agreement.  Mr. Hunter’s employment agreement took effect on March 20, 2002 in his prior role, and its terms continue to be in effect.  This agreement provides that MCBC UK may terminate Mr. Hunter’s employment with 12 months’ notice, or by paying Mr. Hunter a sum equal to 12 months’ base salary and benefits.  The agreement also provides for certain additional benefits such as a company car and 31 days vacation annually.

Boyce Employment Agreement.  Mr. Boyce was President and CEO of Molson Coors Canada until the Company exercised the termination provisions of his employment agreement, effective June 5, 2009.  Per the terms of this agreement, executed March 3, 2008, Mr. Boyce received two years’ base salary in a lump sum valued at approximately $1,364,043 (CAD$1,513,871).  He received two years of his target annual incentive (MCIP) valued at approximately $1,023,032 (CAD$1,135,403) and in addition received a prorated MCIP payment for 2009 of approximately $223,788 (CAD$201,640).  Per the terms of the agreement, the Company also accelerated the vesting of 11,000 RSUs valued at $503,250 that had been granted to Mr. Boyce upon the initiation of the agreement. In addition, Mr. Boyce is receiving continuation of certain benefits including non-qualified deferred compensation and defined benefit SERP accruals for a two year period valued at $103,172 (CAD$92,961). Mr. Boyce received payment for the value of his perquisites over a two year period valued at $186,784 (CAD$168,298).  Finally, Mr. Boyce received payment for outplacement assistance, legal review of his separation agreement and an amount in settlement of potential claims that he might have asserted totaling approximately $49,106 (CAD$44,246). All figures are based on an exchange rate of 0.90103 Canadian dollars to the US dollar effective June 5, 2009 and the closing price of our shares on that date.

GRANTS OF PLAN BASED AWARDS FOR 2009

The following table sets forth information on awards of cash, Stock Options, Performance Units and RSUs to each of the Company’s NEOs in 2009, made under our stockholder approved Incentive Compensation Plan and the MCIP.

			Estimated Future Payouts Under			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value of Stock and
			Non-Equity Plan Awards(1)			Stock or	Underlying	Option	Option
Name	Grant Date	Description	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Units (#)(2)	Options (#)(3)	Awards ($/Sh)(4)	Awards ($)(5)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)

Peter Swinburn	5/15/09	RSUs				16,659			700,011
	5/15/09	Perf. Units				153,509			466,667
	5/15/09	Perf. Units				146,291			933,337
	5/15/09	Perf. Units				139,304			1,400,005
	5/15/09	Stk.Options					135,659	42.02	1,400,001
	2009	MCIP	840,000	1,050,00	2,100,000

Stewart Glendinning	5/15/09	RSUs				5,474			230,017
	5/15/09	Perf. Units				50,439			153,335
	5/15/09	Perf. Units				48,067			306,667
	5/15/09	Perf. Units				45,772			460,009
	5/15/09	Stk.Options					44,574	42.02	460,004
	2009	MCIP	312,000	390,000	780,000

Peter H. Coors	5/15/09	RSUs				9,520			400,030
	5/15/09	Perf. Units				79,602			800,000
	5/15/09	Stk.Options					77,520	42.02	800,006
	2009	MCIP	543,840	679,800	1,359,600

David Perkins	5/15/09	RSUs				4, 760			200,015
	5/15/09	Perf. Units				43,860			133,334
	5/15/09	Perf. Units				41,798			266,671
	5/15/09	Perf. Units				39,801			400,000
	5/15/09	Stk.Options					38,760	42.02	400,003
	2009	MCIP	308,634	385,793	771,386

			Estimated Future Payouts Under			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value of Stock and
			Non-Equity Plan Awards(1)			Stock or	Underlying	Option	Option
Name	Grant Date	Description	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Units (#)(2)	Options (#)(3)	Awards ($/Sh)(4)	Awards ($)(5)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)

Mark Hunter	5/15/09	RSUs				5,474			230,017
	5/15/09	Perf. Units				50,439			153,335
	5/15/09	Perf. Units				48,067			306,667
	5/15/09	Perf. Units				45,772			460,009
	5/15/09	Stk.Options					44,574	42.02	460,004
	2009	MCIP	274,570	343,212	686,424

Kevin T. Boyce (6)	5/15/09	RSUs				3,332			140,011
	5/15/09	Perf. Units				30,702			93,334
	5/15/09	Perf. Units				29,259			186,672
	5/15/09	Perf. Units				27,861			280,003
	5/15/09	Stk.Options					27,132	42.02	280,002
	2009	MCIP	179,030	223,788	447,576

(1)

The amounts shown in columns (c), (d) and (e) are the threshold, target and maximum potential amounts that were payable under the MCIP for 2009 performance, based on the formula set by the Committee within a larger maximum formula established for the purpose of preserving the tax deductibility of MCILP payments.

(2)

This column includes the number of RSUs granted in 2009. Except as otherwise noted elsewhere, RSUs vest three years from the date of grant based on continued employment, subject to acceleration in the event of a change in control or certain termination events.

(3)

This column includes stock options granted in 2009. Under the terms of the long-term incentive awards program, stock options vest in equal annual installments over a three year period, commencing on the first anniversary of the date of grant, based on continuing employment, subject to acceleration of vesting in the event of a change in control or certain termination events.

(4)	This column indicates the stock option exercise price. This price equals the stock price at market close on the date of grant.
(5)

Amounts shown reflect the expense recognized by the Company for financial statement reporting purposes in accordance with authoritative accounting literature relating to stock-based compensation awards. For information on the assumptions used to calculate the value of the awards, refer to Note 15 to the Company’s consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended December 26, 2009, as filed with the SEC on February 22, 2010. In accordance with SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For stock options, a Black Scholes value of $10.32 was used for determining the value of stock options granted. For assumptions used in determining the Black Scholes value of the stock options granted, please see footnote (2) above under the Compensation Program Elements table.

(6)	Kevin Boyce’s MCIP threshold, target and maximum award figures reflect prorated values based on 5.25 months of service through June 5, 2009.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 26, 2009

The following table sets forth the outstanding equity awards held by the NEOs at the fiscal year ended December 26, 2009.  The year-end values set forth in the table are based on the $44.65 closing price for our Class B common stock on December 24, 2009, the last trading day of the fiscal year.

STOCK OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($) (2)	Option Expiration Date (3)	Number of Shares or Units of Stock that have not vested (#) (4)	Market Value of Shares of Stock or Units that have not vested ($) (5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that have not vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not vested ($)(6)

Peter Swinburn	—	—	—	—	4,704	210,033	—	—
	—	—	—	—	10,000	446,500	—	—
	—	—	—	—	10,000	446,500	—	—
	—	—	—	—	3,436	153,417	—	—
	—	—	—	—	6,544	292,190	—	—
	—	—	—	—	16,659	743,824	—	—
	—	—	—	—	—	—	153,509	466,667
	—	—	—	—	—	—	146,291	933,337
	—	—	—	—	—	—	139,304	1,400,005
	—	135,659	42.02	5/14/19	—	—	—	—
	6,666	13,334	55.23	7/01/18	—	—	—	—
	7,805	15,611	57.76	5/15/18	—	—	—	—
	31,734	15,868	45.79	5/18/17	—	—	—	—
	46,000	—	34.57	3/16/16	—	—	—	—
	30,000	—	31.57	5/02/15	—	—	—	—
	50,000	—	37.18	3/15/15	—	—	—	—

Stewart Glendinning	—	—	—	—	1,068	47,686	—	—
	—	—	—	—	5,000	223,250	—	—
	—	—	—	—	1,039	46,391	—	—
	—	—	—	—	1,688	75,369	—	—
	—	—	—	—	5,474	244,414	—	—
	—	—	—	—	—	—	50,439	153,335
	—	—	—	—	—	—	48,067	306,667
	—	—	—	—	—	—	45,772	460,009
	—	44,574	42.02	5/14/19	—	—	—	—
	3,388	6,778	57.76	5/15/18	—	—	—	—
	7,196	3,598	45.79	5/18/17	—	—	—	—
	9,500	—	34.57	3/16/16	—	—	—	—
	20,000	—	30.80	7/01/15	—	—	—	—

Peter H. Coors	—	—	—	—	—	—	16,000	714,400
	—	—	—	—	—	—	79,602	800,000
	—	—	—	—	9,952	444,357	—	—
	—	—	—	—	14,949	667,473	—	—
	—	—	—	—	11,409	509,412	—	—
	—	—	—	—	15,978	713,418	—	—
	—	—	—	—	393	17,547	—	—
	—	—	—	—	9,520	425,068	—	—
	—	77,520	42.02	5/14/19	—	—	—	—
	25,840	51,680	57.76	5/15/18	—	—	—	—
	67,152	33,576	45.79	5/18/17	—	—	—	—
	90,000	—	32.67	5/18/16	—	—	—	—
	250,000	—	37.18	5/12/15	—	—	—	—
	250,000	—	32.66	2/12/14	—	—	—	—
	250,000	—	24.51	2/13/13	—	—	—	—
	250,000	—	28.00	2/14/12	—	—	—	—
	250,000	—	34.55	2/16/11	—	—	—	—

STOCK OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($) (2)	Option Expiration Date (3)	Number of Shares or Units of Stock that have not vested (#) (4)	Market Value of Shares of Stock or Units that have not vested ($) (5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that have not vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not vested ($)(6)

David Perkins	—	—	—	—	4,704	210,034	—	—
	—	—	—	—	9,399	419,665	—	—
	—	—	—	—	6,544	292,190	—	—
	—	—	—	—	3,763	168,018	—	—
	—	—	—	—	4,760	212,534	—	—
	—	—	—	—	—	—	43,860	133,334
	—	—	—	—	—	—	41,798	266,671
	—	—	—	—	—	—	39,801	400,000
	—	38,760	42.02	5/14/19	—	—	—	—
	8,549	17,098	57.76	5/15/18	—	—	—	—
	31,734	15,868	45.79	5/18/17	—	—	—	—
	14,400	—	34.57	3/16/16	—	—	—	—
	15,000	—	31.88	9/01/15	—	—	—	—
	18,000	—	37.18	3/15/15	—	—	—	—
	12,960	—	40.94	5/09/12	—	—	—	—

Mark Hunter	—	—	—	—	1,068	47,686	—	—
	—	—	—	—	5,000	233,250	—	—
	—	—	—	—	6,544	292,190	—	—
	—	—	—	—	3,600	160,740	—	—
	—	—	—	—	5,474	244,414	—	—
	—	—	—	—	—	—	50,439	153,355
	—	—	—	—	—	—	48,067	306,667
	—	—	—	—	—	—	45,722	460,009
	—	44,574	42.02	5/14/19	—	—	—	—
	8,177	16,354	57.76	5/15/18	—	—	—	—
	7,196	3,598	45.79	5/18/17	—	—	—	—
	13,600	—	34.57	3/16/16	—	—	—	—
	10,000	—	29.49	6/01/15	—	—	—	—
	16,000	—	37.18	3/15/15	—	—	—	—
	6,000	—	32.66	2/12/14	—	—	—	—

Kevin T. Boyce	11,220	—	57.76	6/05/10	—	—	—	—
	45,618	—	45.79	6/05/10	—	—	—	—

(1)          This column includes SOSARs and stock options that have not vested. Stock options and SOSARs vest in equal annual installments over a three year period, subject to acceleration of vesting in the event of a change in control or certain termination events.

(2)          This column indicates the stock option and SOSAR strike price.

(3)          This column indicates the expiration date for stock options and SOSARs which is ten years from the date of grant.

(4)          This column includes unvested RSUs which, except as described in this note, vest on the third anniversary of the date of grant, based on continuing employment, subject to acceleration in the event of a change in control or certain termination events. Mr. Coors’ 16,000 unvested RSUs are part of a grant of 80,000 RSUs made on July 1, 2005 that vest in equal annual installments over a five-year period. The settlement of Mr. Coors’ RSUs is deferred until six months after termination of employment.

(5)          Market value of RSUs that have not vested is calculated by multiplying the number of unvested RSUs by the closing market price of $44.65 on December 24, 2009 (the last trading day of FY 2009).

(6)          The value of Performance Units is calculated based on target values as of the date of grant.  For the phase-in Performance Units with a one year vest, the target value is $3.04 per unit and, based on 2009 considered EPS results, will pay out at $3.27 per unit; for the phase-in Performance Units that vest over two years, the target value is $ 6.38 per unit and for the three year Performance Units the target value is $10.05 per unit.

STOCK OPTION EXERCISES AND STOCK VESTED DURING 2009

The following table sets forth the number of shares acquired upon exercising stock options and vesting of stock awards by the Company’s NEOs during 2009.

	OPTION AWARDS		STOCK AWARDS (1)
Name of Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized On Vesting ($)(3)
Peter Swinburn	—	—	6,000	188,640
Stewart Glendinning	—	—	1,450	45,588
Peter H. Coors	297,202	5,954,112	27,000	1,172,070
David Perkins	—	—	11,399	530,386
Mark Hunter	—	—	2,000	62,880
Kevin T. Boyce	153,668	1,741,960	17,000	691,890

(1)          Values shown are the taxable income resulting from the exercise of stock options, calculated for each option share by subtracting the stock option exercise price from the fair market value of the stock at exercise.

(2)          Stock awards which vested in 2009 are RSUs.

(2)          Settlement of RSUs for Mr. Coors is deferred until six months after termination of employment. Settlement of RSUs granted to Messrs. Swinburn and Glendinning, Perkins, Hunter occurred on the vesting date. See the section on Material terms of Employment Agreements following the Summary Compensation Table for details regarding Mr. Boyce’s compensation on termination.

(3)          Amounts shown for Mr. Coors are not taken into income until settled (six months after termination of employment), at which time the value of the shares may be higher or lower.

PENSION BENEFITS AT 2009 FISCAL YEAR-END

The following table sets forth the present value of accumulated benefits payable to each of the NEOs under the tax-qualified and non-qualified retirement plans including their years of service (if applicable). Such amounts are determined using assumptions stated in Note 17 “Employee Retirement Plans” to the Company’s 10-K for the 2009 fiscal year, filed February 22, 2010.

Name		Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)(1)(2)	Payments During Last Fiscal Year ($)

Peter S. Swinburn	(UK)(1)	Qualified	34	7,823,734	331,391	(5)
	(US)(2)	Non-qualified	—	163,780

Stewart Glendinning	(UK)(1)	Qualified	4	352,028	—
	(US)(2)	Non-qualified	—	48,948	—

Peter H. Coors	(3)	Non-qualified and SCP Conversion	—	7,800,000	—
	(2)	Non-qualified	—	166,911	—

David Perkins	(4)	Qualified Plan	21	752,106	—
		Non-qualified DB and SERP	11	2,871,349

Mark Hunter	(UK)(1)	Qualified	19	3,263,416	—
		Non-qualified	—	106,704

Kevin T. Boyce	(4)	Non-qualified	6	793,577	—

(1)       The present value of accumulated benefits for the UK qualified pension plan is shown for Messrs.  Swinburn, Glendinning and Hunter (through December 31, 2009) using an assumed retirement age of 60 (age 55 for Mr. Swinburn) a discount rate of 5.7%, a price inflation rate of 3.6%, and pension increases which are assumed to be 3.5% for pre-April 2006 contributions and 3.0% for post-April 2006 contributions. The post-retirement mortality is determined from the PA80 C08 mortality table with medium cohort improvements from 2009. The exchange rate at fiscal year-end (December 26, 2009) of 1.5954 US dollars to the British Pound was used to complete the currency conversion. The UK pension plan was frozen to future benefit accrual effective April 11, 2009.

(2)       The “non-qualified” values represent the present value of accumulated benefits for US executives participating in the Molson Coors Brewing Company Supplemental Savings and Investment Plan. Executives participating in the Plan are credited with a notional Company account contribution of 9 percent for earnings which exceed the IRS qualified plan income limit in a given year.

(3)          The present value of accumulated benefits for Mr. Coors appearing in the first row as Non-qualified and Salary Continuation Plan (SCP) conversion represents a change to Mr. Coors retirement benefit approved in 2009. Through this change, Mr. Coors Non-Qualified plan balance (valued at the end of 2008 at $4,755,548) and the post retirement Salary Continuation Plan Agreement (valued at $4,141,657 at the end of 2008) were converted to a single sum value of $7,500,000 as of the beginning of 2009. The new plan credits the balance with 4% interest annually until Mr. Coors retirement. At that time Mr. Coors will receive the balance as a lump sum. The non-qualified plan balance for Mr. Coors for 2009 represents contributions and earnings for fiscal year 2009.

(4)          The qualified and non-qualified balances for Mr. Perkins and Mr. Boyce are displayed in the table above. The description of the retirement plans appears in the Narrative to the 2009 Pension Benefits Table below. The amount set forth in the table above for Mr. Perkins represents the present value of Mr. Perkins’ accumulated benefits under Molson Canada’s non-qualified SERP defined benefit plan which has been reduced by the present value of the benefits to which he is entitled under the Company’s qualified and non-qualified defined benefit plans. The present value of benefits noted for Mr. Boyce reflects the value accumulated under the Canadian SERP. Mr. Perkins’ and Mr. Boyce’s balances were converted from Canadian to US dollars using a December 31, 2009 exchange rate of .9529 Canadian dollars to the US dollar.

(5)       Mr. Swinburn chose to begin drawing benefits under the UK pension plan at age 55.

Narrative to the 2009 Pension Benefits Table

United States Participants

The Company froze its US qualified pension plan in 2008 and the assets and liabilities of the plan were transferred to the MillerCoors joint venture. During 2009, the company converted its executive SERP and excess benefit plan into the MCBC Supplemental Savings and Investment Plan. The plan covers selected employees affected by federal tax rules limiting the amount of compensation that may be taken into account or benefits that such employees may receive under US tax qualified retirement plans sponsored by the Company. At the time the Supplemental Savings and Investment Plan was formed, it assumed liabilities from the 2009 SERP and excess benefit plan.  As noted in footnote (3) to the 2009 Pension Benefits Table above, in 2009, upon agreement of the Board and Mr. Coors, Mr. Coors Salary Continuation Plan (SCP) and non-qualified deferred compensation plan balances were converted into a new retirement benefit which will be payable as a lump sum at the time of his retirement. Details regarding this new agreement appear in footnote 2 to the 2009 Pension Benefits table above.

Canadian Participants

The Company maintains qualified and non-qualified defined benefit plans and qualified and non-qualified defined contribution plans for certain Canadian employees including Mr. Perkins. The non-qualified SERP defined benefit plan provides for an annual pension benefit, payable at age 65, equal to 2% of the participant’s highest three year average earnings for each year of service up to 25 years and 1% for years in excess of 25. For purposes of calculating benefits under this plan, earnings include base salary and bonus.

The benefits to which participants are eligible under the non-qualified SERP defined benefit plan are reduced by the amount of benefits that the participant is entitled to under the defined contribution plans and the qualified and non-qualified defined benefit plan. Under the defined contribution plans, the Company contributes an amount equal to 5.5% of the participant’s base salary annually.   The qualified and non-qualified defined benefit plans are defined benefit career average plans with a current formula of 1% of participant’s base annual salary up to the Year’s Maximum Pensionable Earnings (YMPE) plus 1.4% of base annual salary in excess of the YMPE. The amount set forth in the table above for Mr. Perkins represents the present value of Mr. Perkins’ accumulated benefits under the Company’s non-qualified  SERP defined benefit plan, reduced by the present value of the benefits to which he is entitled under the Company’s qualified and non-qualified wrap-around defined benefit plan.

Non-qualified defined benefit plan provisions are the same as the qualified defined benefit plan based on the excess of the benefits that exceed the Income Tax Limit.

United Kingdom Participants

Effective April 1, 2009, the Company froze its UK defined benefit plan for all employees. Under the section of the plan in which Mr. Hunter is enrolled, up until April 1, 2009, participants accrued benefits at the rate of 1/45th per year of service multiplied by the final pensionable pay. For Mr. Swinburn, the rate of accrual was 1/30th per year of service based on plan provisions in place at the time he joined the plan.  Final pensionable pay is defined as a one-year average of basic pay. The benefit is earned on a “straight line approach” and capped at a maximum of 20 years’ service.  Normal retirement age for executive participants is age 60, although Mr. Swinburn chose to draw his benefits from age 55 without reduction for early payment under an enhanced early retirement facility. Once pension payments have commenced, the benefit is increased each year by a cost of living adjustment subject to a maximum of 5% per year. (For accruals after April 5, 2006, the maximum adjustment has been reduced to 3%).  For purposes of calculating the present value of accumulated benefits in the table above, the annual cost of living adjustment has been assumed to be 3.6% annually.

NON-QUALIFIED DEFERRED COMPENSATION

The following table shows the executive contributions, earnings and account balances for the NEOs in the Company’s deferred compensation plans.

Name	Executive Contributions in Last FY ($) (1)	Registrant Contributions During 2009($)	Aggregate Earnings in Last FY($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Peter S. Swinburn(2)	—	155,393	8,387	—	163,780
Stewart Glendinning(2)	—	46,152	2,796	—	48,948
Peter H. Coors	—	161,412	5,499	—	166,911
David Perkins	—	—	—	—	—
Mark Hunter(3)	—	106,704	0	0	106,704
Kevin T. Boyce(4)	—	23,591	0	0	90,105

(1)          The amount shown includes the amount credited to the Molson Coors Supplemental savings and Investment Plan resulting from the conversion from the previous defined benefit SERP, less employment taxes incurred at the conversion.

(2)          Until 2009, our UK operations did not have a non-qualified deferred compensation program. The balances shown for Mr. Swinburn and Glendinning reflect their US balances only. Mr. Hunter’s balance is based on amounts credited by the Company on his behalf beginning in 2009.

(3)          Because of new UK tax penalties on individuals with excess qualified retirement plan accruals, the Compensation Committee approved a non-qualified defined contribution plan for employees in the UK who would otherwise be affected by such rules. The plan mirrors the UK business unit’s tax-qualified defined contribution plan, with Company contribution credits in an amount equal to the amounts that cannot be contributed to the tax-qualified plan without resulting in future tax penalties to the employee. This plan is an unfunded general liability of the Company.  In addition to growth through ongoing Company contributions, benefits grow based on hypothetical investment elections.

(4)          Molson Canada made allocations equal to 5.5% of salary to a Canadian defined contribution arrangement for Mr. Boyce in 2009. Based on Company service, Mr. Perkins participates in the Canadian qualified and non-qualified defined benefit plans and not in the US Supplemental savings and Investment Plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table reflects the incremental amount of compensation payable to each of the NEOs in the event of various termination scenarios or a change in control of the Company. The amounts shown assume that such termination was effective as of December 26, 2009 and the value of our common stock was the December 24, 2009, closing market price of $44.65. The amounts do not include benefits earned or vested on or before December 26 2009, or benefits provided under insurance or regular programs available to salaried employees generally.

Name	Termination Scenario	Total ($) (1)	Severance ($)(2)	Equity Awards ($)(3)	Pension Benefit ($)(4)	Welfare Benefits and Perquisites ($)(5)	Life Insurance (6)	Excise Tax Gross-up ($)(7)

Peter Swinburn	Voluntary Resignation/ Retirement (8)	8,255,350	—	2,255,350	—	—	—	—
	Termination For Cause	—	—	—	—	—	—	—
	Without Cause/Good Reason	6,156,135	3,850,000	2,231,131	—	75,104	—	—
	Change in Control				—
	Termination	18,891,514	7,875,000	6,009,259	—	25,000	—	4,982,255
	Death	7,148,567	—	1,898,567	—	—	5,250,000	—
	Disability	1,898,567	—	1,898,567	—	—	—	—

Stewart Glendinning	Voluntary Resignation/ Retirement (8)	—	—	—	—	—	—	—
	Termination For Cause	—	—	—	—	—	—	—
	Without Cause/Good Reason	1,326,182	1,292,602	—	—	33,580	—	—
	Change in Control Termination	7,221,226	3,502,603	1,858,353	—	25,000	—	1,835,820
	Death	3,663,009	—	543,009	—	—	3,120,000	—
	Disability	543,009	—	543,009	—	—	—	—

Name	Termination Scenario	Total ($) (1)	Severance ($)(2)	Equity Awards ($)(3)	Pension Benefit ($)(4)	Welfare Benefits and Perquisites ($)(5)	Life Insurance (6)	Excise Tax Gross-up ($)(7)

Peter H. Coors	Voluntary Resignation/ Retirement (8)	5,166,730	—	5,166,730	—	—	—	—
	Termination For Cause	—	—	—	—	—	—	—
	Without Cause/Good Reason	10,895,703	3,542,551	7,353,152	—	—	—	—
	Change in Control Termination	13,571,627	3,542,551	7,513,152	—	25,000	—	2,490,924
	Death	10,477,679	—	5,377,679	—	—	5,100,000	—
	Disability	5,377,679	—	5,377,679	—	—	—	—

David Perkins	Voluntary Resignation/ Retirement (8)	814,609	—	814,609	—	—	—	—
	Termination For Cause	—	—	—	—	—	—	—
	Without Cause/Good Reason	2,008,900	1,752,150	101,939	86,129	200,864	4,388	—
	Change in Control Termination	5,847,097	3,610,995	1,944,721	86,129	200,864	4,388	—
	Death	2,413,629	—	712,670	—	—	1,700,959	—
	Disability	712,670	—	712,670	—	—	—	—

Mark Hunter	Voluntary Resignation/ Retirement (8)	—	—	—	—	—	—	—
	Termination For Cause	—	—	—	—	—	—	—
	Without Cause/Good Reason	—	—	—	—	—	—	—
	Change in Control Termination	5,220,162	3,006,243	2,188,919	—	25,000	—	—
	Death	2,728,989	—	754,901	—	—	1,974,088	—
	Disability	754,901	—	754,901	—	—	—	—

(1)          Total does not include amounts vested or benefits accumulated merely due to continued service by the NEO through December 26, 2009, including vested equity awards, accrued pension benefits and vested deferred compensation account balances, all as detailed in the preceding tables.

(2)          Reflects the cash benefit payable under a qualifying termination (generally, an involuntary termination, not for “cause” or, in the case of a change in control, resignation for “good reason”) according to the named executive officer’s employment agreement, participation in the CIC Program or the Severance Pay Plan, as applicable.  Mr. Hunter’s employment agreement requires a 12-month notification period if the Company chooses to terminate his employment other than for “cause.”

(3)          Reflects the value of the accelerated vesting of outstanding unvested equity awards under the applicable termination scenario. These awards would fully vest automatically on a change in control without regard to whether there is a termination of employment. See the Accelerated Vesting of Equity Awards Table following this table for information as to vesting acceleration under the differing termination scenarios.

(4)          The value shown for Mr. Perkins is based on growth in the value of his qualified and non-qualified pensions per the MCC termination guidelines.

(5)          Welfare benefit continuation consists of continuing participation in the Company’s existing medical plans. For Mr. Perkins, welfare benefit continuation also includes 2 year funding of his post retirement medical benefit.  Perquisites include items discussed in detail in the footnotes to the Summary Compensation Table.  For Mr. Glendinning, the welfare benefits and perquisites resulting from a change in control termination on December 26, 2009 would have been cut back to the amount shown under the terms of the CIC Program.

(6)          This benefit is insured under a life insurance policy and does not represent an additional out of pocket cost to the Company. The premium costs for these policies are included in each NEO’s income reported in the Summary Compensation Table. For Mr. Perkins, under the MCC termination guidelines, his life insurance premiums would be paid during the 2 year severance period.

(7)          Reflects the amount of the excise tax gross-up to which the NEO is entitled under either the NEO’s employment agreement or by virtue of the NEO’s participation in the CIC Program, as applicable.

(8)          Messrs. Coors and Swinburn were retirement eligible as of December 26, 2009, and accordingly would receive accelerated vesting of their equity awards if they voluntarily resigned or retired. Messrs. Glendinning, Hunter and Perkins were not eligible for retirement as of December 26, 2009.

Narrative to the Potential Payments upon Termination or Change in Control Table

The actual amounts that would be paid upon a NEOs termination of employment or in connection with a change in control can be determined only at the time of any such event. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than reported. Among the factors that could affect these amounts are the timing during the year of any such event, the Company’s stock price and the executive officer’s age.

Employment Agreements.  As described in the narrative accompanying the Summary Compensation Table, the Company has employment agreements in place with Messrs. Coors, Swinburn, Glendinning, Hunter and previously with Mr. Boyce which require payments shown in the row titled “Without Cause / Good Reason” above. For more detail on the provisions of each of the employment agreements, please see the “Material Terms of Employment Agreements” in the narrative to the Summary Compensation Table.

CIC Program.  In addition to the employment agreements, we maintain plans and programs, including the Incentive Compensation Plan, and the CIC Program, which obligate the Company to make payments or provide benefits upon termination of employment or a change in control.

In the event of a change in control, under the CIC Program, the benefits for Messrs. Swinburn, Glendinning, Hunter and Perkins are:

•                  A lump sum payment of three times the sum of salary and target annual bonus.

•                  A pro rata annual bonus covering the performance year in which the employee is terminated due to CIC.

•                  For executives participating in a U.S. health plan, the ability to continue health coverage under COBRA at the same cost sharing level as active employees.

•                  Up to 12 months of outplacement services, and

•                  Accelerated vesting of stock options, restricted stock, restricted stock units and other stock based awards, with awards remaining exercisable until the earlier of one year after termination of employment or the expiration of the term of the award.

The CIC Program is described more fully in the “Executive Compensation” section.  Under the CIC Program, “cause” will arise in the event of conviction of certain crimes, commission of certain illegal acts or breaches of the code of conduct, or willful failure to perform duties. “Good reason” for a participant will arise following a change in control if the Company fails to pay the participant as promised, materially reduces or modifies the participant’s position, responsibilities or authority, or requires relocation outside a 50 mile radius of the participant’s location of employment. For purposes of the CIC Program, a change in control will occur if an individual or group acquires voting stock of the Company sufficient to have more voting power than the Voting Trust established under the Class A Common Stock Voting Trust Agreement, there is an unwelcome change in the majority of the Board or a merger or other business combination occurs and the Voting Trust no longer holds more than 50 percent of the voting power. The CIC Program supersedes change in control provisions in individual employment agreements. As a condition of accepting participation in the CIC Program, eligible employees are required to enter into confidentiality and non-compete agreements in favor of the Company. The non-compete provisions of the CIC Program protect the Company whether or not a change in control occurs. Mr. Coors does not participate in the CIC Program.

In the event of a change in control, under the Incentive Compensation Plan, unless the award agreement provides otherwise, if the acquirer does not continue outstanding awards or replace them with equivalent awards, NEOs would be entitled to full acceleration of vesting of outstanding stock options and stock appreciation rights, if any, and full acceleration of vesting for all other equity awards. For this purpose, a change in control will occur if an individual or group acquires voting stock of the Company sufficient to have more voting power than the combined Pentland, 4280661 Canada Inc. and Adolph Coors, Jr. Trust (voting trusts), there is an unwelcome change in the majority of the Board or a merger or other business combination occurs and the voting trusts no longer hold more than 50 percent of the voting power. The following table summarizes the impact of the termination scenarios and change in control upon the equity awards outstanding as of December 26, 2009. Except as noted, the described effect applies to the awards held by all participants in the Incentive Compensation Plan and not just the NEOs. Information regarding the outstanding equity awards held by the NEOs at year end is set forth in the Outstanding Equity Awards as of December 26, 2009 section.

The award agreements for stock options, restricted stock units and other stock awards provide automatic accelerated vesting on a change in control. The following table summarizes the circumstances under which vesting of equity awards will be accelerated.

ACCELERATED VESTING OF EQUITY AWARDS

Type of Award	Voluntary Resignation	Death/ Disability	Retirement Eligible at Death, Disability, Resignation, Termination without Cause	Termination for Cause	Termination without Cause; Quit for Good Reason	Change in Control

Stock Options and SOSARS	No additional vesting	No additional vesting	Full vesting	No additional vesting; forfeiture	No additional vesting	Full vesting

Type of Award	Voluntary Resignation	Death/ Disability	Retirement Eligible at Death, Disability, Resignation, Termination without Cause	Termination for Cause	Termination without Cause; Quit for Good Reason	Change in Control

RSUs	No additional vesting	Pro-rata vesting(1)	Pro-rata vesting(1)	No additional vesting; forfeiture	No additional vesting Pro rata for 2006 RSUs	Full vesting
No additional vesting for 2007 and 2008 RSUs (1)(2)

(1)          Mr. Coors’ RSUs granted in 2005 concurrent with execution of his employment agreement provide for full vesting upon a change in control.  For termination following retirement eligibility, the practice has been proration of vesting. Pro-rata vesting is determined by dividing the period of service from the date of grant through the retirement date by the total vesting period and multiplying the resulting fraction by the full number of shares in the award.

(2)          Mr. Coors’ RSUs granted in 2005 concurrent with the execution of his employment agreement provide for full vesting upon a change in control. All other RSUs held by Mr. Coors are subject to the same vesting terms applicable to other RSU awards.

DIRECTOR COMPENSATION

We use a combination of cash and stock-based incentive compensation to ensure desired stability of the Board and to secure the Company’s ongoing ability to attract high caliber individuals to serve on the Board.  In setting Director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company, the skill level required of members of the Board, as well as the compensation of directors at our peer companies.  As with executive officers, we have a minimum share ownership requirement for Directors.

Change in Compensation Paid to Board Members

Based on an ongoing market review of Board compensation at our peer companies and the recommendation of Towers Perrin, the Compensation Committee recommended and the Board agreed to change the structure of the compensation package provided to Board members, committee chairs, Board committee participants, and the Chairman and Vice Chairman of the Board.  We believe the changes will ensure we are able to attract and retain high caliber individuals as members of our Board on an ongoing basis. All changes in Board compensation became effective May 13, 2009, the date of our 2009 Annual Stockholder Meeting.  The previous and current Board compensation structures have been outlined in the table below.

Director Compensation Element	Board Position	2008 Payment Value and Frequency (effective through 5/13/09)	2009 Payment Value and Frequency (effective 5/14/09)	Comments

Annual Retainer	Director and Chairman Emeritus	Position did not exist prior to 2009	$50,000 annual fee paid quarterly; office space and on-going administrative support provided

The Board elected to provide Mr. Eric Molson with a reduced retainer, on-going administrative support and office space in exchange for his on-going consulting assistance to and involvement with the Board

	Chairman	$425,000 annual fee, paid quarterly	$75,000 annual fee paid quarterly, waived	Prior to his retirement, Mr. Eric Molson received the indicated amount as Chairman of the Board. Mr. Coors is not compensated for his services as a Board member, including as Chairman of the Board.

	Vice - Chairman	NA	$75,000 annual fee paid quarterly	The amount is paid in addition to standard Board retainer payment

	All Board Members	$65,000 annual fee paid quarterly	$100,000 annual fee paid quarterly

	All Board Members	$100,000 annual equity grant	$100,000 annual equity grant	The annual equity grant is in the form of RSUs which vest on the third anniversary of the grant date, or upon retirement if sooner.

Director Compensation Element	Board Position	2008 Payment Value and Frequency (effective through 5/13/09)	2009 Payment Value and Frequency (effective 5/14/09)	Comments

Committee Fees	Audit Committee Chair	$10,000 annual paid quarterly	$15,000 annual fee paid quarterly

	Compensation and Human Resource Committee Chair	$8,000 annual paid quarterly	$8,000 annual fee paid quarterly

	Finance Committee Chair	NA	$5,000 annual fee paid quarterly

Committee Attendance Fees	All Board Members	$1,000 per meeting in person or telephonic	NA	Committee attendance fees were discontinued.

All Directors are reimbursed for any expenses incurred while attending Board or committee meetings and in connection with other Company business. In situations where spouses are invited to attend, these expenses are reimbursed as well. The Committee, with assistance from Pay Governance LLC, the Compensation Committee’s Compensation Consultant, reviews and makes recommendations to the Board annually with respect to the form and amount of Director compensation.  With regard to Eric Molson’s compensation, Towers Perrin conducted a review of market data covering this circumstance, and the Company determined that this arrangement is consistent with provisions made to maintain the involvement of former board chairmen in similar situations.

As employee members of the Board, Mr. Swinburn and Mr. Coors receive no additional compensation for their services as Board member and Chairman of the Board. All compensation provided by the Company to Mr. Swinburn and Mr. Coors is reported in the Summary Compensation Table.

Directors Stock Plan.  In 2006, the Board adopted a Directors Stock Plan. Under the terms of this Plan, non-employee Directors may elect to receive 50% or 100% of their annual retainer in the form of either (i) shares of Company common stock, or (ii) deferred stock units (DSUs), with the balance, in each case, being paid in cash. DSUs represent the right to receive shares of Company common stock when the Director’s service on the Board terminates.

The table below summarizes the compensation paid by the Company to Directors for the fiscal year ended December 26, 2009. None of the non-employee directors received non-equity incentive plan compensation, pension or other non-qualified deferred compensation for the fiscal year ended December 26, 2009; accordingly, the respective columns have been omitted from the following table.

DIRECTOR COMPENSATION FOR 2009

Name (a)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Francesco Bellini	$89,116	$100,041	$189,157
Rosalind Gates Brewer	$92,116	$100,041	$192,157
John Cleghorn (2)	$103,616	$100,041	$203,657
Charles Herington	$92,116	$100,041	$192,157
Franklin Hobbs (3)	$95,616	$100,041	$195,657
Andrew Molson	$143,366	$100,041	$243,407
Eric Molson(4)	$186,522	$0	$186,522
Geoffrey Molson	$63,187	$100,041	$163,229
Iain J. G. Napier	$92,116	$100,041	$192,157
David O’Brien	$91,116	$100,041	$191,157
Melissa Coors-Osborn	$87,116	$100,041	$187,157
Pamela Patsley (5)	$92,116	$100,041	$192,157
H. Sanford Riley (6)	$100,116	$100,041	$200,157

(1)          On May 13, 2009, each continuing Director received an annual equity grant of 2,406 RSUs with an FMV of $41.58 and an overall grant value of $100,041.48.  Shares cliff vest after 3 years or upon retirement of the Director from the Board, whichever comes first. Upon vesting of RSUs, the Director is paid a cash amount equal to the dividends that would have been paid during the vesting period had each RSU been an actual share of common stock.

(2)          Chair of Audit Committee

(3)          Chair of Finance Committee

(4)          Vice Chairman

(5)          In conjunction with her retirement from the Board effective December 31, 2009 after 14 years of service to the Company, Pamela Patsley’s 6,300 RSUs and 2,334 DSUs vested and were distributed to her. The total value of this distribution was $389,911. In addition, Ms. Patsley has 3 outstanding unexercised stock option grants covering a total of 10,000 shares. The first stock option is for 4,000 shares at an exercise price of $27.34. The prospective value of this grant upon exercise was $71,280 at our December 31, 2009 closing price of $45.16. The second stock option is for 4,000 shares at an exercise price of $32.27 producing a prospective value for Ms. Patsley on December 31, 2009 of $51,560. Both of these stock options have an expiration date of March 31, 2010. The third stock option, which has an expiration date of December 31, 2012, is for 2,000 shares at an exercise price of $33.04. The value of this stock option as of December 31, 2009 was $24,240.

(6)          Chair of Compensation Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2009 and as of the date of this proxy statement, none of the members of the Compensation Committee was or is an officer or employee (or former officer or employee) of the Company, and no executive officer of the Company served or serves on the compensation committee or board of any company that employed or employs any member of the Company’s Compensation Committee or Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Molson Coors’ executive officers, directors and 10% stockholders are required under the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership in their holdings of Molson Coors stock. Copies of these reports also must be furnished to Molson Coors. Based on an examination of these reports and on written representations provided to Molson Coors, all such reports have been timely filed other than the following which were inadvertently filed after the required date for filing: (1) late Form 4s were filed for each of Messrs. Bellini, Cleghorn, Herington, Hobbs, O’Brien and Riley, as well as Ms. Brewer, all directors of the Company, to report grants of deferred stock units in lieu of quarterly directors’ fees; (2) Form 5s were filed for each of Mr. Coors and Ms. Osborn to report shares withheld in lieu of cash payment for applicable taxes on previously reported restricted stock; (3) a late Form 4 was filed for Mr. Anand to report restricted stock and stock options; and (4) a late Form 4 was filed for Mr. Geoffrey Molson to report restricted stock.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

The Board has adopted a formal written policy for the review, approval and ratification of “related party” transactions. Under the policy, the Audit Committee is responsible for reviewing and pre-approving or ratifying (as applicable), all transactions in which (i) the aggregate amount involved will or is expected to exceed $100,000, (ii) the Company is a participant, and (iii) any “related party” has or will have a direct or indirect interest. A “related party” is generally (i) any person who is, or was since the beginning of the last fiscal year, an executive officer or director of the Company, (ii) a greater than 5% beneficial owner of the Company’s stock, or (iii) any immediate family members of any of the foregoing. Additionally, the Company’s bylaws require supermajority approval of the Board of certain transactions with affiliates or family members.

In determining whether to approve or ratify a transaction subject to the policy, the Audit Committee takes into account whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.  The Board further delegated to the Chair of the Audit Committee, the authority to pre-approve or ratify (as applicable) any such related party transaction in which the aggregate amount involved is expected to be less than $1 million.

Each of the transactions and relationships set forth in this section were either (1) pre-approved or ratified by the Audit Committee or by the Chair of the Audit Committee, pursuant to the terms of the Company’s related party transactions policy, or (2) pre-approved or ratified by a supermajority of the Board according to the bylaws.

From time to time, we employ members of the Coors and Molson families, which together own a controlling interest in the Company.  Hiring and placement decisions are made based upon merit, and compensation packages are offered that are commensurate with policies in place for all employees of Molson Coors.  Melissa Coors Osborn (a director of the Company and daughter of Peter H. Coors, Chairman of the Board of the Company and also of MillerCoors) is employed on a part-time basis by MillerCoors and is paid a base salary of $80,000 in addition to cash bonuses, which in 2009 totaled $12,708.  Peter J. Coors (son of Peter H. Coors) is employed by MillerCoors and is paid a base salary of $110,300 in addition to cash bonuses, which in 2009 totaled $18,527.  Christien Coors Ficeli (daughter of Peter H. Coors) is employed by MillerCoors and is paid a base salary of $130,000 in addition to cash bonuses, which in 2009 totaled $20,795.

MillerCoors purchases a large portion of its paperboard packaging from Graphic Packaging Holding Company (GPHC), a related party to the Company.  The Adolph Coors Jr. Trust and various Coors family trusts, collectively through Adolph Coors Company LLC, beneficially own approximately 42% of our Class A voting common stock, approximately 12.24% of our Class B common stock, and approximately 33% of GPHC’s common stock. In 2009, the total amount of payments made by MillerCoors (or the MillerCoors/Owen-Illinois Joint Venture) to GPHC totaled approximately $254 million.  Jeffrey H. Coors, a director of GPHC, is also a brother of Peter H. Coors, Chairman of the Board of Molson Coors and MillerCoors. We expect payments by MillerCoors in 2010 to be approximately the same as the total amount of payments made by MillerCoors or the Company in 2009.

Andrew Molson and Geoffrey Molson, both of whom are members of the Board of Directors of the Company, are affiliated with the general partner of CH Group Limited Partnership (“CH Group”) (formerly Racine Limited Partnership) and one if its limited partners.  During the fourth quarter of 2009, Molson Coors Canada (MCC — a wholly owned subsidiary of the Company) sold its 19.9% indirect common ownership interest in the Montréal Canadiens professional hockey team, the Gillett Entertainment Group and certain related assets (collectively, the “Club”) to CH Group, in connection with CH Group’s purchase of the 80.1% controlling interest in the Club from an independent third party.  MCC received CAD $56.3 million (USD $53.3 million) for its interest in the Club and recorded a gain of CAD $48.7 million ($46.0 million) in 2009.  At the time of this transaction, Geoffrey Molson was a director of the Club, and Vice President of Marketing for Molson Inc., a wholly owned subsidiary of the Company.  In December 2009, Geoffrey Molson resigned his position with Molson Inc., and became Chairman and a General Partner of the Club.

During the fourth quarter of 2009, MCC sold its 19.9% indirect common ownership interest in the Montréal Canadiens professional hockey team, the Gillett Entertainment Group and certain related assets (collectively, the “Club”) to CH Group Limited Partnership / Societe en commandite Group CH (formerly Racine Limited Partnership / Societe en commandite Racine) (“CH Group”), in connection with CH Group’s purchase of the 80.1% controlling interest in the Club from an independent third party. The general partner of CH Group and one of its limited partners are entities affiliated with Andrew and Geoff Molson who are both members of the Board of Directors of the Company. MCC received CAD $56.3 million (USD $53.3 million) for its interest in the Club and recorded a gain of CAD $48.7 million (USD $46.0 million) in 2009, which includes amounts held in escrow that we anticipate receiving during 2010.

Eric Molson, the father of Andrew and Geoffrey Molson, serves as a Director and Chairman Emeritus.  In his role this role, he serves as a consultant to and representative of the Company.  In connection with his role, Eric Molson has the ability to recommend up to $325,000 per year in charitable contributions to be made by the Company.

The Company sold the Coors family home in Golden, Colorado to the Adolph Coors Company LLC, whose members consist of various Coors family limited liability companies.  Peter H. Coors is one of the managers of each of these family limited liability companies.  The selling price of $540,000 was based on a market appraisal by an independent third party.

STOCKHOLDER PROPOSALS AND NOMINATIONS

To be eligible for inclusion in Molson Coors’ proxy statement for the 2011 Annual Meeting of Stockholders pursuant to SEC rule 14a-8, stockholder proposals must have been received by Molson Coors by December 21, 2010.

For nominations of persons to stand for election to the Board or other business to be properly brought before an annual meeting by a stockholder (other than pursuant to SEC rule 14a-8 with respect to any proposal of business to be considered by the stockholders at an annual meeting of stockholders, by stockholders of record of Molson Coors who hold at least fifty percent (50%) of the voting power entitled to vote for a majority of directors), the bylaws require that such stockholder must be entitled to vote at the meeting and must have given timely notice of the stockholder proposal in writing to the Corporate Secretary of Molson Coors, and such business must be a proper matter for action by holders of the class of stock held by such stockholder. To be timely for the 2011 Annual Meeting of Stockholders, a stockholder’s notice shall have been delivered to the Corporate Secretary at the principal executive offices of Molson Coors no earlier than February 2, 2011 and no later than March 4, 2011; provided, however, that in the event that the date of any subsequent annual meeting is advanced by more than twenty (20) days, or delayed by more than ninety (90) days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate as a director to be elected by the holders of the class of stock held by such stockholder, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on Molson Coors’ books, and of any such beneficial owner and (ii) the class and number of shares of Molson Coors which are owned beneficially and of record by such stockholder and such beneficial owner. If any such notice is not received by the deadline set forth in this paragraph or does not otherwise satisfy the requirements under SEC rule 14a-4, proxies appointed by the Company will be entitled to exercise discretionary voting authority with respect to any matter that is allowed to be presented at the 2011 Annual Meeting of Stockholders.

All notices for stockholder proposals and director nominations should be sent to Molson Coors Brewing Company, c/o Corporate Secretary, 1225 17th Street, Suite 3200, Denver, Colorado 80202 or 1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5.

OTHER BUSINESS

As of the date of this proxy statement, Molson Coors received no proposal, nomination for director or other business submitted in accordance with its bylaws for consideration at the annual meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this proxy statement, and, therefore, it is not expected that any other business will be brought before the annual meeting. However, if any other business should properly come before the annual meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the annual meeting.

ANNUAL REPORT ON FORM 10-K

If you request, we will provide you without charge, copies of our Annual Report on Form 10-K for the year ended December 26, 2009. You should send your written requests to our Corporate Secretary at 1225 17th Street, Suite 3200, Denver, Colorado 80202. The exhibits to the Annual Report on Form 10-K are available upon payment of charges that approximate our cost of reproduction.

You can also obtain copies of the Form 10-K and exhibits, as well as other filings we make with the U.S. Securities and Exchange Commission, on our website at www.molsoncoors.com or on the SEC’s website at www.sec.gov.

By order of the Board of Directors,

/s/ Samuel D. Walker
Samuel D. Walker
Chief Legal Officer and Corporate Secretary

April 20, 2010

APPENDIX A

MOLSON COORS BREWING COMPANY

INDEPENDENCE STANDARDS

A director is independent if the Board has made an affirmative determination that such director has no material relationship with the Company that would impair his or her independent judgment (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In the process of making such determinations, the Board will consider the nature, extent and materiality of the director’s relationships with the Company and the Board will apply the following guidelines that are consistent with the independent requirements as defined under the NYSE Listing Standards. A director will be deemed not to be independent by the Board if the Board finds that:

a.               a director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company;

b.              a director has received or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director fees and pension or other forms of deferred compensation for prior service;

c.               a director (i) is or has an immediate family member who is a current partner of a firm that is the Company’s internal or external auditor; (ii) is a current employee of such a firm; (iii) has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (iv) was or has an immediate family member who was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time;

d.              a director is or has an immediate family member who is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee;

e.               a director is currently employed, or a director’s immediate family member is currently employed as an executive officer, by an entity (including a tax-exempt entity) that makes payments to, or receives payments from, the Company for goods or services (other than charitable contributions) in an amount that exceeds, in a single fiscal year, the greater of $1 million or two percent of that entity’s consolidated gross revenues; or

f.                 a director, or a director’s immediate family serves as an officer, director or trustee of a charitable organization, where the Company’s discretionary contributions are in an amount that exceeds the greater of $1 million or two percent of the charitable organization’s consolidated gross revenues.

For purposes of this Appendix A, “immediate family member” includes a director’s spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law and anyone (other than domestic employees) who shares the director’s home; and “Company” includes any subsidiary in the consolidated group with the Company.

APPENDIX B

Molson Coors Brewing Company

Incentive Compensation Plan

Molson Coors Brewing Company

Incentive Compensation Plan

Article 1.                    Establishment, Purpose, and Duration

1.1                               Establishment.  Adolph Coors Company, a Delaware corporation, to be known as the Molson Coors Brewing Company commencing at the Effective Time referred to in the Combination Agreement (as defined in Article 2 below) (hereinafter referred to, together with its Affiliates and Subsidiaries (as hereinafter defined), as the “Company”, except where the context otherwise requires), establishes an incentive compensation plan to be known as the Incentive Compensation Plan (the “Plan”), as set forth in this document.

The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, and Other Stock-Based Awards.

The Plan shall become effective upon the later of stockholder approval of the Plan or the Effective Time referred to in the Combination Agreement (as defined below) (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof. The Plan was amended and restated effective January 1, 2008 and has been further amended from time to time.

1.2                               Purpose of the Plan.  The purpose of the Plan is to provide a means whereby Employees, Directors, and Third-Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors or Third-Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3                               Duration of the Plan.  Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of the Plan by the Board, or (b) the Effective Date.

Article  2.                 Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1                               “Affiliate” means any corporation or other entity, including but not limited to partnerships and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than twenty percent (20%) of the total combined voting power of all classes of stock entitled to vote, or more than twenty percent (20%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than twenty percent (20%) of the profits interest or capital interest of a non-corporate entity; provided that if an Award that is “deferred compensation” within the meaning of Section 409A of the Code, then with respect to any entity in which the Company owns less than a fifty percent (50%) interest, the Committee has determined prior to the granting of such Award that there are legitimate business criteria for treating such entity as an Affiliate for purposes of this Plan. The Committee has determined that MillerCoors is an Affiliate.

2.2                               “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3                               “Award” means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4                               “Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award

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Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Participant.

2.5                               “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6                               “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7                               “Cash-Based Award” means an Award granted to a Participant as described in Article 10.

2.8                               “Cause” means the Participant’s:

(a)                      Continued failure to substantially perform his duties with the Company;

(b)                     Conviction of a felony;

(c)                      Engagement in illegal conduct, an act of dishonesty, or other conduct, that the Committee, in its sole discretion, determines to be injurious to the Company;

(d)                     Willful breach of a material provision of the Company’s ethical code of conduct as determined by the Committee; or

(e)                      Material breach of fiduciary duties to the Company.

Notwithstanding the foregoing, if the Participant and the Company have entered into an employment or service agreement which defines “Cause” (or words of similar import), such definition and any procedures relating to the determination thereof set forth in such agreement shall govern the determination of whether “Cause” has occurred for purposes of the Plan.

2.9                               “Change in Control” means the occurrence of any of the following events after the Effective Date:

(a)                      The acquisition or holding by any Person of Beneficial Ownership of combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of a majority of the Board of Directors (the “Outstanding Company Voting Securities”) in excess of the Outstanding Company Voting Securities held by the Voting Trust; provided, that for purposes of this Section 2.9, any such acquisition or holding by any of the following entities shall not by itself constitute a Change in Control: (i) a Person who on the Effective Date is the Beneficial Owner of twenty percent (20%) or more of the Outstanding Company Voting Securities, (ii) the Company or any Subsidiary, or (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries;

(b)                     Individuals who constitute the Board as of the Effective Date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by the Nominating Committee and/or the subcommittees of such Nominating Committee in accordance with the Company’s Restated Certificate of Incorporation and By-laws shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the Directors of the Company or other actual or threatened solicitation of proxies of consents by or on behalf of a Person other than the Board;

(c)                      Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case unless, following such Business Combination: (i) the Voting Trust continues to hold, directly or indirectly, more than fifty percent (50%) of the Outstanding Company Voting Securities of the Company or a  corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more direct or indirect subsidiaries (the Company or such other entity resulting from Business Combination, the “Successor Entity”); and (ii) at least a majority of the members of the board of directors of the Successor Entity were members of the Incumbent Board (including individuals deemed to be members of the Incumbent Board by reason of the proviso to paragraph (b) of this Section 2.9) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

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(d)                     Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

2.10                        “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provisions.

2.11                        “Combination Agreement” means the Combination Agreement dated as of July 21, 2004, by and among the Company, Coors Canada Inc. and Molson Inc.

2.12                        “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

2.13                        “Company” means, where the context requires, Adolph Coors Company, a Delaware corporation, to be known as Molson Coors Brewing Company as of the Effective Time of the Arrangement (as defined below), any successor thereto as provided in Article 21 herein.  As set forth in Section 1.1, references herein to Company shall also include Affiliates as the context requires.

2.14                        “Covered Employee” means a Participant who is a “covered employee,” as defined in Code Section 162(m) and the treasury regulations promulgated under Code Section 162(m), or any successor statute.

2.15                        “Covered Employee Annual Incentive Award” means an Award granted to a Covered Employee as described in Article 12.

2.16                        “Director” means any individual who is a member of the Board of Directors of the Company.

2.17                        “Effective Date” has the meaning set forth in Section 1.1.

2.18                        “Effective Time” means the “Effective Time” as defined in the Combination Agreement dated as of July 21, 2004, by and among the Company, Coors Canada Inc. and Molson Inc.

2.19                        “Employee” means any employee of the Company, and/or its Affiliates.

2.20                        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.21                        “Extraordinary Items” means (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; or (iv) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company’s annual report.

2.22                        “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on the New York Stock Exchange (“NYSE”), or if not the NYSE, on the established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date, the preceding trading day, the next succeeding trading day, or an arithmetic mean of selling prices on all trading days over a specified averaging period weighted by volume of trading on each trading day in the period, that is within thirty (30) days before or thirty (30) days after the applicable date as determined by the Committee in its discretion; provided that, if an arithmetic mean of prices is used to set a grant price or an Option price, the commitment to grant such Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation 1.409A-1(b)(5)(iv)(A). Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation 1.409A-1(b)(5)(iv)(B). Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided, however that in the absence of such determination, Fair Market Value means the arithmetic mean of the high and low sales prices for a Share as reported by the NYSE (or such other principal exchange) on the applicable date, or if no sales occurred that day, on the most recent date upon which sales did occur; and, provided further, that upon a broker-assisted exercise of an Option, the FMV shall be the price at which the Shares are sold by the broker.

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2.23                        “Full-Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.24                        “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.25                        “Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.26                        “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.27                        “Insider” shall mean an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.28                        “Nonemployee Director” means a Director who is not an Employee.

2.29                        “Nonemployee Director Award” means any NQSO, SAR, or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.30                        “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.31                        “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.32                        “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.33                        “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.34                        “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.35                        “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Section 162(m) of the Code and the applicable treasury regulations thereunder for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.36                        “Performance Measures” means measures as described in Article 11 on which the performance goals are based and which are approved by the Company’s stockholders pursuant to this Plan in order to qualify certain Awards as Performance-Based Compensation.

2.37                        “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.38                        “Performance Share” means an Award under Article 9 herein and subject to the terms of the Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.39                        “Performance Unit” means an Award under Article 9 herein and subject to the terms of the Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.40                        “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.41                        “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.42                        “Plan” means this Molson Coors Brewing Company Incentive Compensation Plan.

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2.43                        “Plan Year” means the Company’s fiscal year, unless the Committee has designated the calendar year, as the applicable Plan Year under a particular Award.

2.44                        “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.45                        “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.46                        “Service Vesting Awards” means an Award, the vesting of which is contingent solely on the continued service of the Participant as an Employee or a Director.

2.47                        “Share” means a share of Class B common stock of the Company, $0.01 par value per share.

2.48                        “Stock Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

2.49                        “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.50                        “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.51                        “Third-Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company and/or its Affiliates that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.52                        “Voting Trust” means the voting trust established under the Class A Common Stock Molson Coors Brewing Company Voting Trust Agreement (as referred to in the Combination Agreement).

Article  3.                 Administration

3.1                               General.  The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2                               Authority of the Committee.  The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, and, subject to Article 19, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company and/or its Affiliates operate.  The Committee shall not permit Awards to be transferred to unrelated third parties for value prior to their exercise, except as otherwise permitted prior to March 15, 2010.

3.3                               Delegation.  The Committee may delegate to one or more of its members or to one or more officers of the Company and/or its Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

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3.4                               Claims.  A Participant who wishes to appeal any determination of the Committee concerning an Award granted pursuant to the Plan shall notify the Committee in a writing, which shall state the basis for the appeal. The appeal shall be filed with the Committee within 30 days after the date the Participant received the notice from the Committee. The written appeal may be filed by the Participant’s authorized representative. The Committee shall review the appeal and issue its decision within 90 days after it receives the Participant’s appeal.  If the Committee needs additional time to review the appeal, it shall notify the Participant in writing and specify when it expects to render its decision. After completion of its review, the Committee shall notify the Participant of its decision in writing, which shall state the reasons for the Committee’s decision.

If, after the completion of the procedure set forth in the preceding paragraph, the Participant wishes to further pursue the appeal, the appeal shall be submitted to, and determined through, binding arbitration in Denver, Colorado in accordance with the arbitration procedures of the American Arbitration Association (“AAA”) existing at the time the arbitration is conducted, before a single arbitrator chosen in accordance with AAA procedures. The decision of the arbitrator shall be enforceable as a court judgment.

Article  4.                 Shares Subject to the Plan and Maximum Awards

4.1                               Number of Shares Available for Awards.

(a)                      Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the “Share Authorization”) shall be 10,000,000 Shares (after adjustment for the two-to-one stock split on October 3, 2007), plus the number of Shares that remain available for issuance under the Adolph Coors Company Equity Incentive Plan as of the Effective Date (increased by any Shares subject to any then-outstanding award under such plan which upon the lapse, expiration or cancellation exercise or other settlement of such award are either not issued or are withheld by the Company and adjusted for the two-to-one stock split on October 3, 2007). Effective March 15, 2010 the Share Authorization shall be increased by an additional 5,000,000 Shares, subject to stockholder approval.

(b)                     Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of Shares that may be issued pursuant to ISOs shall be 15,000,000.

4.2                               Share Usage.  Shares covered by an Award shall only be counted as used to the extent Shares are actually delivered. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares shall be available again for grant under the Plan. The Shares available for delivery under the Plan may be authorized and unissued Shares or treasury Shares.

4.3                               Annual Award Limits.  Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(a)       Options:  The maximum aggregate number of Shares subject to Options granted in any one (1) Plan Year to any one (1) Participant shall be 500,000 Shares.

(b)                     SARs:  The maximum number of Shares subject to Stock Appreciation Rights granted in any one (1) Plan Year to any one (1) Participant shall be 500,000 Shares.

(c)                      Restricted Stock or Restricted Stock Units:  The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one (1) Plan Year to any one (1) Participant shall be 250,000.

(d)                     Performance Units or Performance Shares:  The maximum aggregate Award of Performance Units or Performance Shares that any one (1) Participant may receive in any one (1) Plan Year shall be 250,000 Shares if such Award is payable in Shares, or equal to the value of 250,000 Shares if such Award is payable in cash or property other than Shares with such amount determined as of the earlier of the vesting date or the payout date.

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(e)       Cash-Based Awards:  The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one (1) Participant with respect to any one (1) Plan Year may not exceed $5,000,000.

(f)                        Covered Employee Annual Incentive Award:  The maximum aggregate amount awarded or credited in any one (1) Plan Year with respect to a Covered Employee Annual Incentive Award may not exceed the lesser of five (5) times such Employee’s annual base salary as in effect on March 1 of such Plan Year, or $5,000,000.

(g)       Other Stock-Based Awards:  The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 10.2 in any one (1) Plan Year to any one (1) Participant shall be 250,000 Shares.

4.4                               Adjustments in Authorized Shares.  In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) after the Effective Date, such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change-in-capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participant’s rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 19, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code, where applicable.

With respect to Options and SARs, any such substitutions or adjustments shall not be made if it would cause such Option or SAR to be treated as deferred compensation subject to taxes and penalties under Section 409A of the Code. In addition, with respect to Options, any such substitutions or adjustments under this Section 4.4 shall be based on the intrinsic value of such Option as determined by the Committee, in its discretion, as of the date of such substitution or adjustment. For the absence of doubt, the intrinsic value of “out-of-the-money” Options shall equal zero.

Article  5.                 Eligibility and Participation

5.1                               Eligibility.  Individuals eligible to participate in this Plan include all Employees, Directors, and Third-Party Service Providers.

5.2                               Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article  6.                 Stock Options

6.1                               Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided, that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the treasury regulations thereunder).

6.2                               Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO, and in the absence of any such specification, the Option shall be an NQSO.

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6.3                               Option Price.  The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be: (i) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) set at a premium to the FMV of the Shares on the date of grant, or (iii) indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant.

6.4                               Duration of Options.  Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Options granted to Participants outside the United States, the Committee has the authority to grant Options that have a term greater than ten (10) years.

6.5                               Exercise of Options.  Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6                               Payment.  Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan mentioned by the Company, or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7                               Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8                               Termination of Employment.  Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company and/or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

6.9                               Transferability of Options.

(a)                      Incentive Stock Options.  No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant.

(b)                     Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided, that the Board or Committee may permit further

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transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

6.10                        Notification of Disqualifying Disposition.  If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

6.11                        Substituting SARs.  Only in the event the Company is not accounting for equity compensation under APB Opinion No. 25, the Committee shall have the ability to substitute, without receiving Participant permission, SARs paid only in Shares (or SARs paid in Shares or cash at the Committee’s discretion) for outstanding Options; provided, the terms of the substituted SARs are the same as the terms for the Options and the aggregate difference between the Fair Market Value of the underlying Shares and the Grant Price of the SARs is equivalent to the aggregate difference between the Fair Market Value of the underlying Shares and the Option Price of the Options. If, in the opinion of the Company’s auditors, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

Article 7.                    Stock Appreciation Rights

7.1                               Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price shall be: (i) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) set at a premium to the FMV of the Shares on the date of grant, or (iii) indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however,  the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2                               SAR Agreement.  Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3                               Term of SAR.  The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

7.4                               Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5                               Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

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7.6                               Payment of SAR Amount.  Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)                      The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)                 The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7                               Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company and/or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8                               Nontransferability of SARs.  Except as otherwise provided in a  Participant’s Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

7.9                               Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

Article  8.                 Restricted Stock and Restricted Stock Units

8.1                               Grant of Restricted Stock or Restricted Stock Units.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

8.2                               Restricted Stock or Restricted Stock Unit Agreement.  Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3                           Transferability.  Except as provided in this Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

8.4                           Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

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To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and except as expressly provided by the Committee in the Award Agreement, Restricted Stock Units shall be paid in Shares.

8.5                               Certificate Legend.  In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Molson Coors Brewing Company 2004 Stock and Incentive Compensation Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Molson Coors Brewing Company.

8.6                               Voting Rights.  Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7                               Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company and/or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.8                               Section 83(b) Election.  The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article  9.                 Performance Units/Performance Shares

9.1                               Grant of Performance Units/Performance Shares.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2                               Value of Performance Units/Performance Shares.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3                               Earning of Performance Units/Performance Shares.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4                               Form and Timing of Payment of Performance Units/Performance Shares.  Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the

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Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5                               Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company and/or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.6                               Nontransferability.  Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his lifetime only by such Participant.

Article  10.          Cash-Based Awards and Other Stock-Based Awards

10.1                        Grant of Cash-Based Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

10.2                        Other Stock-Based Awards.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3                        Value of Cash-Based and Other Stock-Based Awards.  Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4                        Payment of Cash-Based Awards and Other Stock-Based Awards.  Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.5                        Termination of Employment.  The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company and/or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock- Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6                        Nontransferability.  Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned,or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

Article  11.          Performance Measures

11.1                        Performance Measures.  Unless and until the Committee proposes for stockholder vote and the stockholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee (other than a Covered Employee Annual Incentive Award awarded or credited pursuant to Article 12) that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

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(a)                      Net earnings or net income (before or after taxes);

(b)                     Earnings per share;

(c)                      Net sales or revenue growth;

(d)                     Net operating profit;

(e)                      Return measures (including, but not limited to, return on assets, capital, invested capital, equity, revenue, or sales);

(f)                        Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity);

(g)                     Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)                     Gross or operating margins;

(i)                         Productivity ratios;

(j)                         Share price (including, but not limited to, growth measures and total stockholder return);

(k)                      Expense targets;

(l)                         Margins;

(m)                   Operating efficiency;

(n)                     Market share;

(o)                     Customer satisfaction; and

(p)                     Balance sheet and statement of cash flow measures (including but not limited to, working capital amounts and levels of short and long-term debt).

Any Performance Measure(s) may be used to measure the performance of the Company and/or its Affiliates as a whole or any business unit of the Company and/or its Affiliates or any combination thereof, for one performance period or averaged over time, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, and, may, but need not be, based on a change or an increase or positive result. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11 or such other factors as the Committee shall determine.

11.2                        Evaluation of Performance.  The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following items: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor provision) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses, and (h) Extraordinary Items. The Committee may also provide in any such Award (i) that the Company’s effective income tax rate taken into account for purposes of a performance measure be based on a rolling average over more than one taxing period, or (ii) that foreign exchange gains and losses will be measured based on a predetermined foreign exchange rate established when the award is granted. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.3                        Adjustment of Performance-Based Compensation.  Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall etain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

11.4                        Committee Discretion.  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant performance-based Awards that are not intended to qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the

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requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

Article 12.    Covered Employee Annual Incentive Award

12.1        Establishment of Annual Incentive Pool.  The Committee may designate Covered Employees who are eligible to receive a monetary payment in any Plan Year based on a percentage of an incentive pool determined by reference to one or more Performance Measures set forth in Section 11.1. The Committee shall allocate an incentive pool percentage to each designated Covered Employee for each Plan Year, provided the sum of the incentive pool percentages for all Covered Employees cannot exceed one hundred percent (100%) of the total pool.

12.2        Determination of Covered Employees’ Portions.  As soon as possible after the determination of the incentive pool for a Plan Year, the Committee shall calculate each Covered Employee’s allocated portion of the incentive pool based upon the percentage established at the beginning of the Plan Year. Each Covered Employee’s incentive award then shall be determined by the Committee based on the Covered Employee’s allocated portion of the incentive pool subject to adjustment in the sole discretion of the Committee. In no event may the portion of the incentive pool allocated to a Covered Employee be increased in any way, including as a result of the reduction of any other Covered Employee’s allocated portion. The Committee shall retain the discretion to adjust such Awards downward.

Article  13.   Nonemployee Director Awards

All Awards to Nonemployee Directors shall be determined by the Board or Committee. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.

Article 14.    Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is earned or vested and the date the Award is exercised or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, the receipt of dividend equivalents on Options or SARs shall not be made contingent on the exercise of any Award.

Article 15.    Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 16.    Deferrals

The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, Other Stock-Based Awards, or Cash-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such deferral consistent with the requirements of Article 23.

Article 17.    Rights of Participants

17.1        Employment.  Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company and/or its Affiliates to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third-Party Service Provider for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company and/or its Affiliates and, accordingly, subject to Articles 3 and 19, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company and/or its Affiliates.

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17.2        Participation.  No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

17.3        Rights as a Stockholder.  Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article  18.   Change in Control

18.1        Change in Control of the Company.  Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 18 shall apply in the event of a Change in Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement.

Upon a Change in Control, all then-outstanding Options and Stock Appreciation Rights shall become fully vested and exercisable, and all other then-outstanding Awards that are Service Vesting Awards shall vest in full and be free of restrictions, except to the extent that another Award meeting the requirements of Section 18.2 (a “Replacement Award”) is provided to the Participant pursuant to Section 4.4 to replace such Award (the “Replaced Award”). The treatment of any other Awards shall be as determined by the Committee and reflected in the applicable Award Agreement.

18.2        Replacement Awards.  An Award shall meet the conditions of this Section 18.2 (and hence qualify as a Replacement Award) if: (i) it has a value at least equal to the value of the Replaced Award; (ii) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; and (iii) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation ofthe Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 18.2 are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

18.3        Termination of Employment.  Upon a termination of employment or termination of directorship of a Participant occurring in connection with or during the period of two (2) years after such Change in Control, other than for Cause, (i) all Replacement Awards held by the Participant shall become fully vested and (if applicable) exercisable and free of restrictions, and (ii) all Options and Stock Appreciation Rights held by the Participant immediately before the termination of employment or termination of directorship that the Participant held as of the date of the Change in Control or that constitute Replacement Awards shall remain exercisable for not less than one (1) year following such termination or until the expiration of the stated term of such Option or SAR, whichever period is shorter; provided, that if the applicable Award Agreement provides for a longer period of exercisability, that provision shall control.

“Termination of employment”, “termination of service”, “termination of directorship”, or words of similar import, as used in this Plan mean, for purposes of any payments under this Plan that are payments of deferred compensation subject to Code Section 409A, the Participant’s “separation from service” as defined in Code Section 409A. For this purpose, a “separation from service” is deemed to occur on the date that the Company, and the Participant reasonably anticipate that the level of bona fide services the Participant would perform for the Company and/or any Affiliates after that date (whether as an employee, director or Third-Party Service Provider) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs for individuals providing services to the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller who provide services to a buyer after and in connection with such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

Article  19.   Amendment, Modification, Suspension, and Termination

19.1        Amendment, Modification, Suspension, and Termination.  Subject to Section 19.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Sections 4.4 and 6.11, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or cash out, or by lowering the Option Price of a previously granted Option or the Grant Price of a

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previously granted SAR, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule; including, but not limited to, the Exchange Act, the Code, and, if applicable, the New York Stock Exchange Listed Company Manual/the Nasdaq issuer rules.

19.2        Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

With respect to an Option or SAR, any such substitutions or adjustments shall not be made if it would cause such Option or SAR to be treated as deferred compensation subject to taxes and penalties under Section 409A of the Code.

19.3        Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article  20.   Withholding

20.1        Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

20.2        Share Withholding.  With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article  21.   Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article  22.   General Provisions

22.1        Forfeiture Events.

(a)                     The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the Participant’s provision of services to the Company and/or its Affiliates, violation of material Company and/or Affiliate policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

(b)                     If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 (and not otherwise exempted), the Participant shall reimburse the Company the amount of any

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payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

22.2        Legend.  The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

22.3        Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

22.4        Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

22.5        Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

22.6        Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)                     Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)                     Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

22.7        Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.8        Investment Representations.  The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

22.9        Employees Based Outside of the United States.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and/or its Affiliates operate or have Employees, Directors, or Third-Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)       Determine which Affiliates shall be covered by the Plan;

(b)                     Determine which Employees and/or Directors, or Third-Party Service Providers outside the United States are eligible to participate in the Plan;

(c)                      Modify the terms and conditions of any Award granted to Employees and/or Directors or Third-Party Service Providers outside the United States to comply with applicable foreign laws;

(d)                     Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 22.9 by the Committee shall be attached to this Plan document as appendices; and

(e)                      Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

22.10      Uncertificated Shares.  To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be affected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

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22.11      Unfunded Plan.  Participants shall have no right, title, or interest whatsoever in or to any investments that the Company and/or its Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company and/or its Affiliates. All payments to be made hereunder shall be paid from the general funds of the Company and/or its Affiliates, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

22.12      No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

22.13      Retirement and Welfare Plans.  Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s, and/or its Affiliates’ retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

22.14      Nonexclusivity of the Plan.  The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

22.15      No Constraint on Corporate Action.  Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or its Affiliates’ right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company and/or its Affiliates to take any action which such entity deems to be necessary or appropriate.

22.16      Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Colorado, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

22.17      Indemnification.  Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by Delaware law.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 23.    Compliance with Code Section 409A

23.1        Awards Subject to Section 409A.  The provisions of this Article 23 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

23.2        Deferral and/or Distribution Elections.  Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form of distribution (each, an “Election”) that may be permitted or required by the Committee pursuant to a 409A Award:

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(a)                     Any Election must be in writing and specify the amount being deferred, and the time and form of distribution as permitted by this Plan.

(b)                     Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such performance period.

(c)                      Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

23.3        Subsequent Elections.  Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

(a)                     No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b)                 Each subsequent Election related to a distribution upon separation from service, a specified time, or a change in control as defined in Section 23.4(e) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c)                      No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the first scheduled payment would otherwise be made.

23.4        Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:

(a)       Separation from service (as defined in Section 18.3 of the Plan);

(b)       The date the Participant becomes Disabled (as defined below);

(c)       The Participant’s death;

(d)                     A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Participant in an Election complying with the requirements of Section 23.2 and/or 23.3, as applicable; or

(e)                      A change in control within the meaning of Treasury Regulation Section 1.409A-3(h)(5). For avoidance of doubt, this is not the same as the term defined in Section 2.9.

23.5        Six Month Delay.  Notwithstanding anything herein to the contrary, to the extent that distribution of a 409A Award is triggered by a Participant’s separation from service, if the Participant is then a “specified employee” (as defined in Section 18.3 of the Plan), no distribution may be made before the date which is six (6) months after such Participant’s separation from service, or, if earlier, the date of the Participant’s death.

23.6        Disabled.  If a 409A Award provides for distribution upon the Participant’s becoming Disabled, “disabled” shall mean:

(a)                     the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(b)                     the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

Unless the Award Agreement otherwise provides, all distributions payable by reason of a Participant becoming disabled shall be distributed as provided in the Participant’s Election. If the Participant has made no Election

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with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum within 90 days following the date the Participant becomes Disabled.

23.7        Death.  Unless the Award Agreement otherwise provides, if a Participant dies before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Participants Election. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum within 90 days following the date of the Participant’s death.

23.8        No Acceleration of Distributions.  This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or the Secretary of the U.S. Treasury.

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M24159-P96139-P96140 MOLSON COORS BREWING COMPANY *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 2, 2010. MOLSON COORS BREWING COMPANY 1225 17TH STREET SUITE 3200 DENVER, CO 80202 Meeting Information Meeting Type: Annual For holders as of: April 5, 2010 Date: June 2, 2010 Time: 11:00 a.m. Local Time Location: Ritz-Carlton Hotel 1881 Curtis Street Denver, CO USA 80202 See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in Molson Coors Brewing Company and/or Molson Coors Canada Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

M24160-P96139-P96140 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 1234 5678 9012 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before May 19, 2010. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 1234 5678 9012 Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K Proxy Materials Available to VIEW or RECEIVE: 1234 5678 9012

M24161-P96139-P96140 2. Ratify the appointment of PricewaterhouseCoopers LLP as Molson Coors Brewing Company's independent registered public accounting firm for the fiscal year ending December 25, 2010. (01) Francesco Bellini (02) Rosalind G. Brewer (03) Peter H. Coors (04) Christien Coors Ficeli (05) Franklin W. Hobbs (06) Andrew T. Molson (07) Geoffrey E. Molson (08) Iain J.G. Napier (09) H. Sanford Riley (10) Peter Swinburn 1. Election of Directors Nominees: 3. Approve the amendment and restatement of the Molson Coors Brewing Company Incentive Compensation Plan. The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2 and 3. Voting Items for Holders of Class A or Class A Exchangeable Shares SPECIAL VOTING INSTRUCTIONS For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc. In order for CIBC Mellon Trust Company, as Trustee, to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on June 2, 2010, all the voting rights related to the Class A Exchangeable Shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on April 5, 2010, Broadridge (as agent for CIBC) must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 5:00 p.m. EDT on May 26, 2010 (the cut-off date).

M24162-P96139-P96140 The Board of Directors recommends a vote "FOR" each of the director nominees listed. Voting Items for Holders of Class B or Class B Exchangeable Shares (01) John E. Cleghorn (02) Charles M. Herington (03) David P. O'Brien 1. Election of Directors Nominees: SPECIAL VOTING INSTRUCTIONS For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc. In order for CIBC Mellon Trust Company, as Trustee (CIBC), to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on June 2, 2010, all the voting rights related to the Class B Exchangeable Shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on April 5, 2010, Broadridge (as agent for CIBC) must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 5:00 p.m. EDT on May 26, 2010 (the cut-off date). SPECIAL VOTING INSTRUCTIONS For Holders of Class B Common Share Equivalents Held in MillerCoors Retirement Plans In order for Fidelity Management Trust Company (Fidelity), as trustee of the MillerCoors LLC Savings and Investment Plan (the Plan), to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on June 2, 2010, all the voting rights related to the Class B Common Stock of Molson Coors Brewing Company, attributed to participants in the Plan at the close of business on April 5, 2010, Broadridge (as agent for Fidelity), must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 5:00pm EDT on May 27, 2010 (the cut-off date).

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date MOLSON COORS BREWING COMPANY M24142-P96139-Z52636-P96140 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Molson Coors Brewing Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Brewing Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card). MOLSON COORS BREWING COMPANY 1225 17TH STREET SUITE 3200 DENVER, CO 80202 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Please indicate if you plan to attend this meeting. For Against Abstain 2. Ratify the appointment of PricewaterhouseCoopers LLP as Molson Coors Brewing Company's independent registered public accounting firm for the fiscal year ending December 25, 2010. For address changes and/or comments, please check this box and write them on the back where indicated. For All Withhold All For All Except 0 0 0 0 0 0 Yes No VOTE ON DIRECTORS: (01) Francesco Bellini (02) Rosalind G. Brewer (03) Peter H. Coors (04) Christien Coors Ficeli (05) Franklin W. Hobbs (06) Andrew T. Molson (07) Geoffrey E. Molson (08) Iain J.G. Napier (09) H. Sanford Riley (10) Peter Swinburn 1. Election of Directors Nominees: VOTE ON PROPOSALS: 3. Approve the amendment and restatement of the Molson Coors Brewing Company Incentive Compensation Plan. 0 0 0 The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2 and 3. 0 0 0 In their discretion, the proxies named herein (or either of them) are authorized to vote upon such other business as may properly come before the meeting.

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) MOLSON COORS BREWING COMPANY This proxy is solicited on behalf of the Board of Directors Holders of Class A Common Stock of Molson Coors Brewing Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Peter Swinburn and Samuel D. Walker, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the annual meeting of stockholders to be held on June 2, 2010, or any adjournment or postponement thereof and to vote there at, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Brewing Company, a Delaware corporation, held of record by the undersigned at the close of business on April 5, 2010, with all the power that the individual would possess if personally present, in accordance with the individual's instructions. Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs CIBC Mellon Trust Company, as Trustee, to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on June 2, 2010, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on April 5, 2010, in accordance with the individual's voting instructions. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND EACH OF THE PROPOSALS LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION. Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. MOLSON COORS BREWING COMPANY PROXY / VOTING INSTRUCTIONS FOR Holders of Class A Shares of Molson Coors Brewing Company Holders of Class A Exchangeable Shares of Molson Coors Canada Inc. For the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on June 2, 2010 Cut-off Date For Holders of Class A Shares of Molson Coors Brewing Company (the "Company") If you are not attending the Annual Meeting of Stockholders of the Company to be held on June 2, 2010 and voting in person, your voting instructions must be received by Broadridge no later than 11:59 p.m. EDT on June 1, 2010. Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc. Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for CIBC Mellon Trust Company, as Trustee) no later than 5:00 p.m. EDT on May 26, 2010. M24143-P96139-Z52636-P96140

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date MOLSON COORS BREWING COMPANY M24144-P96139-Z52636-P96140 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Molson Coors Brewing Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Brewing Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card). MOLSON COORS BREWING COMPANY 1225 17TH STREET SUITE 3200 DENVER, CO 80202 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Please indicate if you plan to attend this meeting. For address changes and/or comments, please check this box and write them on the back where indicated. For All Withhold All For All Except 0 0 0 0 0 0 Yes No VOTE ON DIRECTORS: (01) John E. Cleghorn (02) Charles M. Herington (03) David P. O'Brien 1. Election of Directors Nominees: The Board of Directors recommends a vote "FOR" each of the director nominees listed. In their discretion, the proxies named herein (or either of them) are authorized to vote upon such other business as may properly come before the meeting.

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) MOLSON COORS BREWING COMPANY This proxy is solicited on behalf of the Board of Directors Holders of Class B Common Stock of Molson Coors Brewing Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Peter Swinburn and Samuel D. Walker, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the annual meeting of stockholders to be held on June 2, 2010, or any adjournment or postponement thereof and to vote there at, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Brewing Company, a Delaware corporation, held of record by the undersigned at the close of business on April 5, 2010, with all the power that the individual would possess if personally present, in accordance with the individual's instructions. Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs CIBC Mellon Trust Company, as Trustee, to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on June 2, 2010, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on April 5, 2010, in accordance with the individual's voting instructions. Participants in the MillerCoors LLC Savings & Investment Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on June 2, 2010, all the voting rights related to the shares of Molson Coors Brewing Company attributed to the individuals at the close of business on April 5, 2010, in accordance with the individual's voting instructions. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION. Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. M24145-P96139-Z52636-P96140 MOLSON COORS BREWING COMPANY PROXY / VOTING INSTRUCTIONS FOR Holders of Class B Shares of Molson Coors Brewing Company Holders of Class B Exchangeable Shares of Molson Coors Canada Inc. Or Participants in the MillerCoors LLC Savings & Investment Plan For the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on June 2, 2010 Cut-off Date For Holders of Class B Shares of Molson Coors Brewing Company (the "Company") If you are not attending the Annual Meeting of Stockholders of the Company to be held on June 2, 2010 and voting in person, your voting instructions must be received by Broadridge no later than 11:59 p.m. EDT on June 1, 2010. Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc. Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for CIBC Mellon Trust Company, as Trustee) no later than 5:00 p.m. EDT on May 26, 2010. Cut-off Date For Participants in the MillerCoors LLC Savings & Investment Plan Voting instructions from participants in the MillerCoors LLC Savings & Investment Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 p.m. EDT on May 27, 2010.